Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
00081TAC2
459902AR3
018772AL7
Issuer
ACCO BRAND CORPORATION
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, BMO Capital
Markets, Credit Suisse,
Deutsche Bank, Barclays,
Barrington Research Associates,
CJS Securities, SunTrust
Robinson Humphrey
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities,
Mizuho Securities, Morgan Stanley,
RBS, BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
ABD 10 5/8 03/15/15
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/21/2009
6/10/2009
6/26/2009
Total amount of offering sold
to QIBs
460,000,000
500,000,000
570,000,000
Total amount of any concurrent
public offering
0
0
0
Total
460,000,000
500,000,000
570,000,000
Public offering price
98.502
99.453
95.177
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
0.65%
2.00%
Rating
B2 / BB-
Baa2 / BBB
B2 / B+
Current yield
9.71%
6.57%
9.68%
Benchmark vs Spread (basis points)
838bp
362.5bp
782bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS HIGH INCOME FUND
DWS
850,000
 $
837,267
0.18%
6.09%
0.64%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
180,000
 $
177,304
0.04%
6.09%
1.00%
9/30/2009
DWS HIGH INCOME TRUST
DWS
105,000
 $
103,427
0.02%
6.09%
0.81%
9/30/2009
DWS HIGH INCOME VIP
DWS
105,000
 $
103,427
0.02%
6.09%
0.65%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,850
0.00%
6.09%
0.10%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
110,000
 $
108,352
0.02%
6.09%
0.80%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
90,000
 $
88,652
0.02%
6.09%
0.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
30,000
 $
29,551
0.01%
6.09%
0.73%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
20,000
 $
19,700
0.00%
6.09%
0.72%
9/30/2009
Total


 $
837,267
0.18%


^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
00165AAA6
55616XAE7
58013MEG5
Issuer
AMC Entertainment
Macys Retail Holdings Incorporated
McDonald's Corporation
Underwriters
Citigroup, Credit Suisse, Deutsche
Bank Securities, JP Morgan, Banc of
America Securities LLC, Barclays
Capital, Morgan Stanley
Banc of America Securities, Credit
Suisse, JP Morgan, Bank of New York
Mellon Corp, Citigroup, Fifth Third
Securities Inc, Loop Capital Markets
LLC, Piper Jaffray & Co, PNC Capital
Markets, Wells Fargo
Banc of America Securities, JP
Morgan, ANZ Securities, Barclays
Capital, BNP Paribas Securities Corp,
Citigroup, Daiwa Securities America
Inc, Goldman Sachs, Greenwich Capital
Markets Inc, HSBC Securities, ING
Financial Markets, Mitsubishi UFJ
Securities Internat, Mizuho Securities
USA Inc, Morgan Stanley, Piper Jaffray
& Co, RBC Capital Markets, Scotia
Capital Inc, SG Americas Securities
LLC, SunTrust Capital Markets
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
AMCENT 8.75% 6/1/2019
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse International
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/27/2009
6/23/2008
1/13/2009
Total amount of offering sold to QIBs
600,000,000
650,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
650,000,000
400,000,000
Public offering price
97.582
99.911
99.966
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.30%
0.63%
0.52%
Rating
B1/B-
Ba2/BB
A3/A
Current yield
8.97%
8.95%
5.00%
Benchmark vs Spread (basis points)
792bp
408bp
270bp


Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS BALANCED FUND
DWS
120,000.00
 $     117,098
0.02%
-3.67%
2.52%
6/30/2009
DWS BALANCED VIP
DWS
35,000.00
 $      34,154
0.01%
-3.67%
2.65%
6/30/2009
DWS HIGH INCOME FUND
DWS
5,685,000.00
 $  5,547,537
0.95%
-3.67%
2.99%
6/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,220,000.00
 $  1,190,500
0.20%
-3.67%
3.75%
6/30/2009
DWS HIGH INCOME TRUST
DWS
705,000.00
 $     687,953
0.12%
-3.67%
4.66%
6/30/2009
DWS HIGH INCOME VIP
DWS
765,000.00
 $     746,502
0.13%
-3.67%
3.15%
6/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
735,000.00
 $     717,228
0.12%
-3.67%
3.25%
6/30/2009
DWS STRATEGIC INCOME FUND
DWS
535,000.00
 $     522,064
0.09%
-3.67%
2.08%
6/30/2009
DWS STRATEGIC INCOME TRUST
DWS
200,000.00
 $     195,164
0.03%
-3.67%
3.40%
6/30/2009
Total

10,000,000
 $  9,758,200
1.67%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
00448MAA9
30216BBS0
US00254EJE32
Issuer
ACHMEA HYPOTHEEKBANK NV
EXPORT DEVELOPMENT CANADA
SWEDISH EXPORT CREDIT
Underwriters
Citigroup, Deutsche Bank, Morgan
Stanley, Rabobank Nederland, RBS
Bank of America, BNP Paribas, HSBC,
RBC
Bank of America, JP Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
ACHMEA 3.2 11/03/14
EDC 3 1/8 04/24/14
SEK 3 1/4 09/16/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Royal Bank of Scotland
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2009
4/20/2009
9/9/2009
Total amount of offering sold to QIBs
2,750,000,000
1,000,000,000
1,500,000,000
Total amount of any concurrent
public offering
0
0
0
Total
2,750,000,000
1,000,000,000
1,500,000,000
Public offering price
99.950
99.835
99.908
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.15%
0.15%
Rating
Aaa / AAA
Aaa / AAA
Aa1 / AA+e
Current yield
3.18%
3.05%
3.22%
Benchmark vs Spread (basis points)
72.9
135.75
86.75


Fund Specific Information

Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds


DWS Short Duration Fund
315,000
 $
314,842.50
0.01%
-0.14%
0.99%
12/31/2009
DWS Short Duration Plus Fund
4,685,000
 $
4,682,657.50
0.17%
-0.14%
0.94%
12/31/2009
Total
5,000,000
 $
4,997,500.00
0.18%










^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
00448MAB7
30216BBS0
40429CFV9
Issuer
ACHMEA HYPOTHEEKBANK NV
EXPORT DEVELOPMENT CANADA
HSBC FINANCE CORP
Underwriters
Citigroup, Deutsche Bank, Morgan
Stanley, Rabobank Nederland, RBS
Bank of America, BNP Paribas, HSBC,
RBC BNP Paribas, Calyon Securities,
Commerzbank, Loop Capital Markets,
Merrill Lynch, Societe Generale,
Williams Capital Group
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
ACHMEA 0 11/03/14
EDC 3 1/8 04/24/14
HSBC 0 01/15/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Royal Bank of Scotland
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2009
4/20/2009
11/15/2006
Total amount of offering sold to QIBs
500,000,000
1,000,000,000
1,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
1,000,000,000
1,250,000,000
Public offering price
100.000
99.835
100.000
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.15%
0.35%
Rating
Aaa / AAA
Aaa / AAA
A3 / A
Current yield
0.63%
3.05%
0.56%
Benchmark vs Spread (basis points)
35
135.75
30



Fund Specific Information

Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds

DWS Short Duration Fund
310,000
 $
310,000.00
0.06%
-0.14%
0.99%
12/31/2009
DWS Short Duration Plus Fund
4,690,000
 $
4,690,000.00
0.94%
-0.14%
0.94%
12/31/2009
Total
5,000,000
 $
5,000,000.00
1.00%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
008281AY3
45324QAB2
23636UAA5
Issuer
AFRICAN DEVELOPMENT BANK
ING BANK NV
DANSKE BANK A/S
Underwriters
Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan Stanley
Citigroup, HSBC, ING Bank, JP
Morgan
Bank of America, Citigroup,
Danske Bank, Goldman Sachs, JP
Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
AFDB 1 3/4 10/01/12
INTNED 2 5/8 02/09/12
DANBNK 2 1/2 05/10/12
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/24/2009
1/30/2009
6/23/2009
Total amount of offering sold
to QIBs
1,000,000,000
5,000,000,000
2,250,000,000
Total amount of any concurrent
public offering
0
0
0
Total
1,000,000,000
5,000,000,000
2,250,000,000
Public offering price
99.660
99.702
99.853
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.30%
0.30%
Rating
Aaae / AAA
Aaa / AAA
Aaa / AAA
Current yield
1.76%
2.57%
2.46%
Benchmark vs Spread (basis points)
41.4bp
143.3
78.2








Fund Specific Information

 Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds
DWS Short Duration Fund
DWS
250,000
 $
249,150
0.02%
0.04%
0.11%
9/30/2009
DWS Short Duration Plus Fund
DWS
3,750,000
 $
3,737,250
0.02%
0.04%
0.11%
9/30/2009
Total


 $
249,150
0.02%


^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
00828BAC9
459902AR3
018772AL7
Issuer
AFFINIA GROUP
INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Barclays,
Deutsche Bank, JP Morgan, Wells
Fargo
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
AFFGRP 10 3/4 08/15/16
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/6/2009
6/10/2009
6/26/2009
Total amount of offering sold to
QIBs
225,000,000
500,000,000
570,000,000
Total amount of any concurrent
public offering
0
0
0
Total
225,000,000
500,000,000
570,000,000
Public offering price
98.799
99.453
95.177
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.65%
2.00%
Rating
B1 / B+
Baa2 / BBB
B2 / B+
Current yield
10.12%
6.57%
9.68%
Benchmark vs Spread (basis points)
765bp
362.5bp
782bp

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds
DWS HIGH INCOME FUND
DWS
280,000
 $
276,637
0.12%
8.81%
5.10%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
60,000
 $
59,279
0.03%
8.81%
4.89%
9/30/2009
DWS HIGH INCOME TRUST
DWS
35,000
 $
34,580
0.02%
8.81%
6.81%
9/30/2009
DWS HIGH INCOME VIP
DWS
35,000
 $
34,580
0.02%
8.81%
5.08%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,880
0.00%
8.81%
5.81%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
35,000
 $
34,580
0.02%
8.81%
5.59%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
25,000
 $
24,700
0.01%
8.81%
3.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
10,000
 $
9,880
0.00%
8.81%
5.49%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
10,000
 $
9,880
0.00%
8.81%
4.17%
9/30/2009
Total


 $
493,995
0.22%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
018772AL7
55616XAE7
58013MEG5
Issuer
Alliance One International Inc
Macys Retail Holdings Incorporated
McDonald's Corporation
Underwriters
Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, ING
Bank, Fortis Securities, Natixis
Bleichroeder, Rabo Securities
Banc of America Securities, Credit
Suisse, JP Morgan Securities, Bank
of New York Mellon Corp, Citigroup
Global Markets Inc, Fifth Third
Securities Inc, Loop Capital Markets
LLC, Piper Jaffray & Co, PNC Capital
Markets, Wells Fargo
Banc of America Securities, JP Morgan,
ANZ Securities, Barclays Capital, BNP
Paribas Securities Corp, Citigroup,
Daiwa Securities America Inc, Goldman
Sachs, Greenwich Capital Markets, HSBC
Securities, ING Financial Markets,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, Piper
Jaffray & Co, RBC Capital Markets,
Scotia Capital, SG Americas Securities,
SunTrust Capital Markets
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
AOI 10 07/15/2016
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which
purchased
Credit Suisse International
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2009
6/23/2008
1/13/2009
Total amount of offering sold to QIBs
570,000,000
650,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
570,000,000
650,000,000
400,000,000
Public offering price
95.177
99.911
99.966
Price paid if other than public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.63%
0.52%
Rating
B2/B+
Ba2/BB
A3/A
Current yield
10.51%
8.95%
5.00%
Benchmark vs Spread (basis points)
782bp
408bp
270bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS HIGH INCOME FUND
DWS
8,580,000.00
 $  8,166,187
1.51%
-0.45%
0.50%
6/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,780,000.00
 $  1,694,151
0.31%
-0.45%
1.23%
6/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
1,010,000.00
 $     961,288
0.18%
-0.45%
0.50%
6/30/2009
DWS STRATEGIC INCOME FUND
DWS
695,000.00
 $     661,480
0.12%
-0.45%
0.00%
6/30/2009
DWS STRATEGIC INCOME TRUST
DWS
280,000.00
 $     266,496
0.05%
-0.45%
0.54%
6/30/2009
DWS STRATEGIC INCOME VIP
DWS
155,000.00
 $     147,524
0.03%
-0.45%
0.10%
6/30/2009
Total

12,500,000
 $11,897,125
2.17%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
029912AZ5
73755LAE7
205887BE1
Issuer
AMERICAN TOWER CORP
POTASH CORP-SASKATCHEWAN
CONAGRA FOODS INC
Underwriters
Credit Suisse, JP Morgan, Morgan
Stanley, Calyon Securities, Citigroup,
Deutsche Bank, Fortis Securities,
Mitsubishi UFJ Securities, Mizuho
Securities, RBC
Bank of America, HSBC, RBC, BMO
Capital Markets, CIBC World Markets,
Comerica Securities, Goldman Sachs,
Mitsubishi UFJ Securities, Rabo
Securities, Scotia Capital, SG Americas
Bank of America, JP Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
AMT 4 5/8 04/01/15
POT 5 1/4 05/15/14
CAG 5 7/8 04/15/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/13/2009
4/28/2009
4/6/2009
Total amount of offering sold to QIBs
600,000,000
500,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
500,000,000
500,000,000
Public offering price
99.864
99.757
99.957
Price paid if other than public
offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.60%
0.60%
0.60%
Rating
Baa3 / BB+
Baa1 / A-
Baa2 / BBB
Current yield
4.55%
4.89%
5.33%
Benchmark vs Spread (basis points)
240
337.5
400

Fund Specific Information

Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds

DWS Short Duration Fund
350,000.00
 $
349,524.00
0.06%
1.28%
0.99%
12/31/2009
DWS Short Duration Plus Fund
5,530,000.00
 $
5,522,479.20
0.92%
1.28%
1.16%
12/31/2009
Total
5,880,000.00
 $
5,872,003.20
0.98%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
03070QAK7
120568AT7
12626PAJ2
Issuer
Ameristar Casinos
Bunge Limited Finance
CRH America Incorporated
Underwriters
Banc of America Securities, Deutsche
Bank Securities, Wachovia, Calyon
Securities, Comerica Securities
BNP Paribas, HSBC Securities, JP
Morgan, RBS Securities, Bank of Tokyo
Mitsubishi Trust Co, BBVA Compass,
Calyon, Citigroup, ING Bank, Rabobank
International, Sociate Generale,
Standard Chartered Bank
Barclays Capital, BNP Paribas,
Citigroup, JP Morgan, Banc of America
Securities, ING Bank, J&E Davy
Holdings, Rabo Securities, RBS
Greenwich Capital, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
ASCA 9.25% 06/01/2014
BG 8.5% 06/15/2019
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2009
6/4/2009
7/16/2008
Total amount of offering sold to QIBs
650,000,000
600,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
650,000,000
600,000,000
650,000,000
Public offering price
97.087
99.997
99.963
Price paid if other than public
offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.65%
0.45%
Rating
B2/BB-
Baa2/BBB-
Baa1/BBB+
Current yield
9.53%
8.50%
8.13%
Benchmark vs Spread (basis points)
726bp
479bp
420bp








Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Balanced Fund
DWS
45,000.00
 $      43,689
0.01%
5.06%
2.38%
6/30/2009
DWS Balanced VIP
DWS
15,000.00
 $      14,563
0.00%
5.06%
2.53%
6/30/2009
DWS High Income Fund
DWS
1,900,000.00
 $  1,844,653
0.29%
5.06%
4.52%
6/30/2009
DWS High Income Plus Fund
DWS
395,000.00
 $     383,494
0.06%
5.06%
4.68%
6/30/2009
DWS High Income VIP
DWS
240,000.00
 $     233,009
0.04%
5.06%
4.50%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,417
0.00%
5.06%
2.63%
6/30/2009
DWS Multi Market Income Trust
DWS
180,000.00
 $     174,757
0.03%
5.06%
4.24%
6/30/2009
DWS Short Duration Fund
DWS
770,000.00
 $     747,570
0.12%
5.06%
1.48%
6/30/2009
DWS Short Duration Plus Fund
DWS
923,013.90
 $     896,127
0.14%
5.06%
1.50%
6/30/2009
DWS Strategic Income Fund
DWS
125,000.00
 $     121,359
0.02%
5.06%
2.74%
6/30/2009
DWS Strategic Income Trust
DWS
50,000.00
 $      48,544
0.01%
5.06%
4.26%
6/30/2009
DWS Strategic Income VIP
DWS
30,000.00
 $      29,126
0.00%
5.06%
3.09%
6/30/2009
Total

4,693,014
 $  4,556,306
0.72%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAD0
191098AJ1
71343PAF8
Issuer
Anheuser-Busch Inbev
Coca Cola Enterprises
Pepsi Americas Incorporated
Underwriters
Banc of America Securities, Barclays
Capital, BNP Paribas, Deutsche Bank
Securities, JP Morgan
Citigroup, SunTrust Robinson,
Wachovia, BB&T Capital Markets, JP
Morgan, Rabobank Nederland
Banc of America Securities, JP
Morgan, BNP Paribas, Citigroup,
Goldman Sachs, Loop Capital,
Morgan Stanley, Wachovia
Years of continuous operation,
including predecessors
> 3 years
>3 years
>3 years
Security
ABIBB 5.375% 11/15/2014
COKE 7% 04/15/2019
PAS 4.375% 02/15/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/11/2009
4/2/2009
2/9/2009
Total amount of offering sold to QIBs
1,550,000,000
110,000,000
350,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,550,000,000
110,000,000
350,000,000
Public offering price
99.877
98.238
99.369
Price paid if other than public
offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.65%
0.60%
Rating
Baa2/BBB+
Baa2/BBB
Baa1/A
Current yield
5.38%
7.13%
4.40%
Benchmark vs Spread (basis points)
337bp
449bp
250bp

Fund Specific Information
Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
770,000.00
 $    769,053
0.05%
1.02%
1.60%
6/30/2009
DWS Short Duration Plus Fund
DWS
9,230,000.00
 $ 9,218,647
0.60%
1.02%
1.61%
6/30/2009
Total

10,000,000
 $ 9,987,700
0.65%


^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAG3
69373UAB3
260543BZ5
Issuer
ANHEUSER-BUSCH INBEV WOR
PACCAR INC
DOW CHEMICAL CO/THE
Underwriters
Bank of America, Barclays, Deutsche
Bank, JP Morgan, Mitsubishi UFJ
Securities,  Mizuho Securities ,
BNP Paribas, ING, Scotia Capital,
TD Securities
Bank of America, Barclays, Citigroup,
ANZ Securities, BNP Paribas, HSBC,
Mitsubishi UFJ Securities, RBC
Bank of America Merrill Lynch,
Citigroup,
HSBC, Morgan Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ABIBB 3 10/15/12
PCAR 6 3/8 02/15/12
DOW 4.85 08/15/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/13/2009
2/10/2009
8/4/2009
Total amount of offering sold to QIBs
1,500,000,000
250,000,000
1,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,500,000,000
250,000,000
1,250,000,000
Public offering price
99.852
99.892
99.985
Price paid if other than public
offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.75%
0.40%
0.40%
Rating
Baa2 / BBB+
A1 / AA-
Baa3 / BBB-
Current yield
2.94%
5.82%
4.60%
Benchmark vs Spread (basis points)
160
500
312.5


Fund Specific Information
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
190,000.00

189,718.80
0.01%
0.62%
0.99%
12/31/2009
DWS Short Duration Plus Fund
3,010,000.00

3,005,545.20
0.20%
0.62%
1.16%
12/31/2009
Total
3,200,000.00

3,195,264.00
0.21%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
03674PAA1
36155WAE6
458207AG2
Issuer
ANTERO RESOURCES FINANCE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Barclays, JP Morgan, Wells Fargo,
BNP Paribas, Calyon Securities,
Comerica Securities, Credit Suisse,
Deutsche Bank, Keybanc, Lloyds TSB
Bank, Mitsubishi Calyon Securities,
Deutsche Bank, Janney Montgomery
Scott, Morgan Stanley, Oppenheimer,
RBC
Bank of America, Barclays, Credit
Suisse, Morgan Stanley, Deutsche
Bank, Goldman Sachs, JP Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
ANTERO 9 3/8 12/01/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
JPMorgan Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/12/2009
10/29/2009
10/14/2009
Total amount of offering sold to
QIBs
375,000,000
425,000,000
500,000,000
Total amount of any concurrent
public offering
0
0
0
Total
375,000,000
425,000,000
500,000,000
Public offering price
99.299
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
2.00%
1.75%
Rating
Caa1 / B+
B2 / BB-
B3 / B+
Current yield
9.25%
8.37%
8.15%
Benchmark vs Spread (basis points)
631
533
521


Fund Specific Information

Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds

DWS High Income Fund
575,000.00
 $
570,969.25
0.15%
2.72%
3.18%
12/31/2009
DWS High Income Plus Fund
120,000.00
 $
119,158.80
0.03%
2.72%
3.44%
12/31/2009
DWS High Income Trust
70,000.00
 $
69,509.30
0.02%
2.72%
4.39%
12/31/2009
DWS High Income VIP
75,000.00
 $
74,474.25
0.02%
2.72%
3.31%
12/31/2009
DWS Multi Market Income Trust
80,000.00
 $
79,439.20
0.02%
2.72%
3.61%
12/31/2009
DWS Strategic Income Fund
60,000.00
 $
59,579.40
0.02%
2.72%
1.27%
12/31/2009
DWS Strategic Income Trust
20,000.00
 $
19,859.80
0.01%
2.72%
3.59%
12/31/2009
Total
1,000,000.00
 $
992,990.00
0.26%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is
listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
045167BW2
665859AJ3
41698187
Issuer
Asian Development Bank
Northern Trust Corporation
State Street Corporation
Underwriters
Deutsche Bank Securities, HSBC
Securities, JP Morgan, Morgan Stanley
Merrill Lynch & Co, UBS Securities,
Goldman Sachs & Co, Loop Capital
Markets LLC, Williams Capital Group
LP
Banc of America Securities LLC,
Goldman Sachs & Co, Credit Suisse,
Morgan Stanley, Muriel Siebert & Co,
UBS Securities LLC, Williams Capital
Group LP
Years of continuous operation,
including
predecessors
> 3 years
>3 years
>3 years
Security
ASIA 2.75% 05/21/2014
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/13/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
3,000,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,000,000,000
400,000,000
1,500,000,000
Public offering price
99.662
99.611
99.856
Price paid if other than public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
15.00%
0.30%
0.30%
Rating
Aaa/AAA
A1/AA-
Aaae/AAA
Current yield
2.76%
5.52%
2.15%
Benchmark vs Spread (basis points)
86bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
368,000.00
 $    366,756
0.01%
-1.50%
1.48%
6/30/2009
DWS Short Duration Plus Fund
DWS
4,382,000.00
 $ 4,367,189
0.15%
-1.50%
1.50%
6/30/2009
Total

4,750,000
 $ 4,733,945
0.16%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is
listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
05523UAJ9
055381AQ9
774341AB7
Issuer
BAE Systems Holdings Incorporated
BE Aerospace Incorporated
Rockwell Collins Incorporated
Underwriters
Barclays Capital, Citigroup, Goldman
Sachs, JP Morgan, Deutsche Bank
Securities
Credit Suisse, JP Morgan, UBS
Securities, Mizuho Securities, RBS
Greenwich Capital, SunTrust Robinson,
Wells Fargo
Banc of America Securities LLC, JP
Morgan, UBS Securities, Bank of New
York, Bank of Tokyo Mitsubishi Trust,
Calyon New York, Citigroup, Keybanc,
Mizuho Securities, US Bancorp
Investments, Wachovia
Years of continuous operation,
including
predecessors
> 3 years
>3 years
>3 years
Security
BALN 6.375% 06/01/2019
BEAV 8.5% 07/01/2018
COL 5.25%
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/1/2009
6/26/2008
5/1/2009
Total amount of offering sold to QIBs
1,000,000,000
600,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
600,000,000
300,000,000
Public offering price
99.651
100.000
99.471
Price paid if other than public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
2.25%
0.65%
Rating
Baa2/BBB+
Ba3/BB+
A1/A
Current yield
6.40%
8.50%
5.28%
Benchmark vs Spread (basis points)
275bp
445bp
215bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
535,000.00
 $    533,133
0.05%
3.00%
0.40%
6/2/2009
DWS BALANCED VIP
DWS
145,000.00
 $    144,494
0.01%
3.00%
0.39%
6/2/2009
DWS BOND VIP
DWS
280,000.00
 $    279,023
0.03%
3.00%
0.58%
6/2/2009
DWS CORE FIXED INCOME FUND
DWS
2,200,000.00
 $ 2,192,322
0.22%
3.00%
0.35%
6/2/2009
DWS CORE FIXED INCOME VIP
DWS
245,000.00
 $    244,145
0.02%
3.00%
0.36%
6/2/2009
DWS CORE PLUS INCOME FUND
DWS
780,000.00
 $    777,278
0.08%
3.00%
0.51%
6/2/2009
DWS GLOBAL BOND FUND
DWS
315,000.00
 $    313,901
0.03%
3.00%
0.92%
6/2/2009
DWS MULTI MARKET INCOME TRUST
DWS
1,580,000.00
 $ 1,574,486
0.16%
2.48%
0.00%
6/1/2009
DWS STRATEGIC INCOME FUND
DWS
655,000.00
 $    652,714
0.07%
1.87%
0.00%
6/5/2009
DWS STRATEGIC INCOME TRUST
DWS
420,000.00
 $    418,534
0.04%
2.48%
0.00%
6/1/2009
DWS STRATEGIC INCOME VIP
DWS
145,000.00
 $    144,494
0.01%
1.87%
0.10%
6/5/2009
Total

7,300,000
 $ 7,274,523
0.73%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
 security as of the quarter-end, the
quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
05523UAG5
055381AQ9
774341AB7
Issuer
BAE Systems Holdings Incorporated
BE Aerospace Incorporated
Rockwell Collins Incorporated
Underwriters
Barclays Capital, Citigroup, Goldman
Sachs, JP Morgan, Deutsche Bank
Securities
Credit Suisse, JP Morgan, UBS
Securities, Mizuho Securities, RBS
Greenwich Capital, SunTrust Robinson,
Wells Fargo
Banc of America Securities, JP
Morgan, UBS Securities, Bank of New
York, Bank of Tokyo
Mitsubishi Trust, Calyon New York,
Citigroup, Keybanc, Mizuho Securities,
US Bancorp Investments, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
BALN 4.95% 06/01/2014
BEAV 8.5% 07/01/2018
COL 5.25%
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/1/2009
6/26/2008
5/1/2009
Total amount of offering sold to QIBs
500,000,000
600,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
600,000,000
300,000,000
Public offering price
99.799
100.000
99.471
Price paid if other than public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.50%
2.25%
0.65%
Rating
Baa2/BBB+
Ba3/BB+
A1/A
Current yield
4.96%
8.50%
5.28%
Benchmark vs Spread (basis points)
250bp
445bp
215bp

Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
1,585,000.00
 $ 1,581,814
0.32%
0.72%
2.34%
6/30/2009
DWS Short Duration Plus Fund
DWS
4,615,000.00
 $ 4,605,724
0.92%
0.72%
0.63%
6/30/2009
DWS Short Duration Fund
DWS
385,000.00
 $    384,226
0.08%
0.72%
0.69%
6/30/2009
DWS Strategic Income Trust
DWS
415,000.00
 $    414,166
0.08%
0.72%
2.46%
6/30/2009
Total

7,000,000
 $ 6,985,930
1.40%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
058498AM8
459902AR3
018772AL7
Issuer
BALL CORPORATION
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Barclays,
Deutsche Bank, Goldman Sachs,
JP Morgan, BNP Paribas,
Commerzbank Capital Markets,
HSBC, Keybank, RBS, US Bank,
Wells Fargo
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
BLL 7 1/8 09/01/16
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
375,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
375,000,000
500,000,000
570,000,000
Public offering price
97.975
99.453
95.177
Price paid if other than public
offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
Ba1 / BB+
Baa2 / BBB
B2 / B+
Current yield
6.97%
6.57%
9.68%
Benchmark vs Spread (basis points)
420bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,115,000
 $
1,092,421
0.29%
1.81%
-1.17%
8/21/2009
DWS HIGH INCOME PLUS FUND
DWS
230,000
 $
225,343
0.06%
1.81%
-1.47%
8/21/2009
DWS HIGH INCOME TRUST
DWS
130,000
 $
127,368
0.03%
4.10%
6.69%
9/30/2009
DWS HIGH INCOME VIP
DWS
140,000
 $
137,165
0.04%
4.10%
4.90%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,798
0.00%
4.10%
6.08%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
165,000
 $
161,659
0.04%
4.10%
5.59%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
135,000
 $
132,266
0.04%
4.10%
3.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
45,000
 $
44,089
0.01%
4.10%
5.58%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
30,000
 $
29,393
0.01%
4.10%
4.27%
9/30/2009
Total


 $
1,959,500
0.52%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
058498AN6
459902AR3
018772AL7
Issuer
BALL CORPORATION
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Barclays,
Deutsche Bank, Goldman Sachs,
JP Morgan
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
BLL 7 3/8 09/01/19
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
325,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
325,000,000
500,000,000
570,000,000
Public offering price
97.414
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
Ba1 / BB+
Baa2 / BBB
B2 / B+
Current yield
7.22%
6.57%
9.68%
Benchmark vs Spread (basis points)
405bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,110,000
 $
1,081,295
0.34%
1.38%
-1.17%
8/21/2009
DWS HIGH INCOME PLUS FUND
DWS
230,000
 $
224,052
0.07%
1.38%
-1.47%
8/21/2009
DWS HIGH INCOME TRUST
DWS
135,000
 $
131,509
0.04%
4.20%
6.69%
9/30/2009
DWS HIGH INCOME VIP
DWS
140,000
 $
136,380
0.04%
4.20%
4.90%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,741
0.00%
4.20%
6.08%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
170,000
 $
165,604
0.05%
4.20%
5.59%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
135,000
 $
131,509
0.04%
4.20%
3.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
45,000
 $
43,836
0.01%
4.20%
5.58%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
25,000
 $
24,354
0.01%
4.20%
4.27%
9/30/2009
Total


 $
1,948,280
0.61%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
06406HBL2
665859AJ3
85748KAA1
Issuer
Bank of New York Mellon
Northern Trust Corporation
State Street Corporation
Underwriters
Banc of America Securities, Credit
Suisse, Deutsche Bank Securities,
BNP Paribas, BNY Mellon Capital,
Jackson Securities, RBC Capital,
RBS Securities, Toussaint Capital,
Utendahl Capital
Merrill Lynch, UBS Securities, Goldman
Sachs, Loop Capital, Williams Capital
Banc of America Securities, Goldman
Sachs, Credit Suisse, Morgan Stanley,
Muriel Siebert, UBS Securities, Williams
Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
BK 4.3% 05/15/2014
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
1,000,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
400,000,000
1,500,000,000
Public offering price
99.968
$99.611
99.856
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.30%
0.30%
Rating
Aa2/AA-e
A1/AA-
Aaae/AAA
Current yield
4.30%
5.52%
2.15%
Benchmark vs Spread (basis points)
225bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
620,000.00
 $    619,802
0.06%
1.64%
3.23%
6/30/2009
DWS Balanced VIP
DWS
170,000.00
 $    169,946
0.02%
1.64%
3.30%
6/30/2009
DWS Bond VIP
DWS
645,000.00
 $    644,794
0.06%
1.64%
3.14%
6/30/2009
DWS Core Fixed Income Fund
DWS
2,590,000.00
 $ 2,589,171
0.26%
1.64%
2.41%
6/30/2009
DWS Core Fixed Income VIP
DWS
300,000.00
 $    299,904
0.03%
1.64%
1.83%
6/30/2009
DWS Core Plus Income Fund
DWS
1,780,000.00
 $ 1,779,430
0.18%
1.64%
3.42%
6/30/2009
DWS Global Bond Fund
DWS
710,000.00
 $    709,773
0.07%
1.64%
4.23%
6/30/2009
Total

6,815,000
 $ 6,812,819
0.68%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
06846NAB0
55616XAE7
58013MEG5
Issuer
Bill Barret Corp
Macys Retail Holdings Incorporated
McDonald's Corporation
Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BMO Capital Markets, Credit
Suisse , Morgan Stanley, SunTrust
Robinson Humphrey, Wachovia
Securities, BBVA Securities, Comerica
Securities, Fortis Securities, Howard
Weil, Mitsubishi UFJ Securities,  US
Bancorp Investments
Banc of America Securities, Credit
Suisse, JP Morgan, Bank of New York
Mellon Corp, Citigroup, Fifth Third
Securities Inc, Loop Capital Markets
LLC, Piper Jaffray & Co, PNC Capital
Markets, Wells Fargo
Banc of America Securities, JP
Morgan, ANZ Securities, Barclays
Capital, BNP Paribas Securities Corp,
Citigroup, Daiwa Securities America
Inc, Goldman Sachs, Greenwich Capital
Markets Inc, HSBC Securities, ING
Financial Markets, Mitsubishi UFJ
Securities Internat, Mizuho Securities
USA Inc, Morgan Stanley, Piper Jaffray
& Co, RBC Capital Markets, Scotia
Capital Inc, SG Americas Securities
LLC, SunTrust Capital Markets
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
BBG 9.875% 7/15/2016
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank Of America, N.A.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/30/2009
6/23/2008
1/13/2009
Total amount of offering sold to QIBs
250,000,000
650,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
650,000,000
400,000,000
Public offering price
95.172
99.911
99.966
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
0.63%
0.52%
Rating
B1e/B+
Ba2/BB
A3/A
Current yield
10.38%
8.95%
5.00%
Benchmark vs Spread (basis points)
930bp
408bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME PLUS FUND
DWS
500,000.00
 $     475,860
0.20%
0.00%
0.00%
6/30/2009
DWS HIGH INCOME FUND
DWS
2,415,000.00
 $  2,298,404
0.97%
0.00%
0.00%
6/30/2009
DWS STRATEGIC INCOME VIP
DWS
40,000.00
 $      38,069
0.02%
0.00%
0.00%
6/30/2009
DWS STRATEGIC INCOME FUND
DWS
190,000.00
 $     180,827
0.08%
0.00%
0.00%
6/30/2009
DWS STRATEGIC INCOME TRUST
DWS
75,000.00
 $      71,379
0.03%
0.00%
0.00%
6/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
280,000.00
 $     266,482
0.11%
0.00%
0.00%
6/30/2009
Total

3,500,000
 $  3,331,020
1.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
09247XAF8
61757UAH3
06050BAG6
Issuer
BLACKROCK INC
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Bank of America Merrill Lynch, Barclays,
Citigroup, Credit Suisse, Daiwa
Securities, Deutsche Bank, HSBC, JP
Morgan, RBS, UBS, Wells Fargo
 Bank of New York Mellon, BB&T, Cabrera
Capital Markets, CastleOak, FTN
Financial, HSBC, Keybanc Capital Markets,
Loop Capital Market
Bank of America
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BLK 2 1/4 12/10/12
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/7/2009
1/14/2009
1/27/2009
Total amount of offering sold to QIBs
500,000,000
3,000,000,000
6,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
3,000,000,000
6,000,000,000
Public offering price
99.758
99.958
99.970
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.30%
0.30%
Rating
A1 / A+
Aaa / AAA
Aaa / AAA
Current yield
2.25%
1.93%
2.06%
Benchmark vs Spread (basis points)
110
97.6
97.2







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
445,000.00
 $
443,923.10
0.09%
-0.20%
0.07%
12/31/2009
DWS Short Duration Plus Fund
6,700,000.00
 $
6,683,786.00
1.34%
-0.20%
-0.02%
12/31/2009
Total
7,145,000.00
 $
7,127,709.10
1.43%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
09247XAD3
31398AVD1
31331GTJ8
Issuer
BLACKROCK INC
FANNIE MAE
FEDERAL FARM CREDIT BANK
Underwriters
Bank of America Merrill Lynch, Barclays,
Citigroup, Credit Suisse, Daiwa
Securities, Deutsche Bank, HSBC, JP
Morgan, RBS, UBS, Wells Fargo
Citigroup, Goldman Sachs, JP Morgan,
Barclays Capital, Deutsche Bank, Morgan
Stanley, UBS
Barclays Capital, JP Morgan, Morgan
Stanley, FTN Financial
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BLK 3 1/2 12/10/14
FNMA 2 3/4 02/05/14
FFCB 2 5/8 04/17/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/7/2009
2/2/2009
4/13/2009
Total amount of offering sold to QIBs
1,000,000,000
7,000,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
7,000,000,000
1,500,000,000
Public offering price
99.855
99.921
99.777
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.10%
0.10%
Rating
A1 / A+
Aaa / AAA
Aaa / AAA
Current yield
3.51%
2.71%
2.61%
Benchmark vs Spread (basis points)
135
93
92







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
345,000
 $
344,499.75
0.03%
-1.11%
0.07%
12/31/2009
DWS Short Duration Plus Fund
5,235,000.00
 $
5,227,409.25
0.52%
-1.11%
-0.02%
12/31/2009
Total
5,580,000
 $
5,571,909.00
0.56%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
097023AY1
589331AP2
03938LAL8
Issuer
BOEING COMPANY
MERCK & CO INCORPORATED
ARCELORMITTAL
Underwriters
Bank of America Merrill Lynch,
Daiwa Securities, Deutsche Bank,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley,
Barclays, BNP Paribas, Calyon,
Credit Suisse, RBS, Sumitomo
Mitsui Banking, Utendahl Capital
Partners, Wells Fargo
Bank of America, BNP Paribas,
Citigroup, Credit Suisse, HSBC,
JP Morgan, RBS, Santander
Investment Securities, Williams
Capital Group
Citigroup, Goldman Sachs, HSBC,
JP Morgan, Morgan Stanley,
Santander Investment Securities,
Scotia Capital
Years of continuous operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
BA 3 1/2 02/15/15
MRK 4 06/30/15
MTNA 9 02/15/15
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/23/2009
6/22/2009
5/13/2009
Total amount of offering sold to QIBs
750,000,000
1,000,000,000
750,000,000
Total amount of any concurrent public
offering
0
0
0
Total
750,000,000
1,000,000,000
750,000,000
Public offering price
99.157
99.598
98.931
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
A2 / A
Aa3 / AA-
Baa3 / BBB
Current yield
3.52%
3.86%
7.50%
Benchmark vs Spread (basis points)
110bp
137.5bp
727.7bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
435,000
 $
431,333
0.06%
0.07%
2.27%
7/30/2009
DWS Short Duration Plus Fund
DWS
5,200,000
 $
5,156,164
0.69%
0.07%
2.71%
7/30/2009
Total


 $
5,587,497
0.74%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
13134YAD9
023608AE2
153645BB1
Issuer
Calpine Construction Finance Co
Ameren Corp
Central Illinois Light
Underwriters
Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, Morgan
Stanley, ING Bank
BNP Paribas Securities Corp, JP Morgan,
UBS Securities, PNC Capital Markets,
Scotia Capital
BNP Paribas, Goldman Sachs
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
CPN 8% 6/1/2016
AEE 8.875 5/15/2014
AEE 8.875 12/15/2013
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley Capital Services Inc.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2009
5/12/2009
12/4/2008
Total amount of offering sold to QIBs
1,000,000,000
425,000,000
150,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
425,000,000
150,000,000
Public offering price
95.488
99.505
99.997
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.60%
0.60%
Rating
B1/BB-
Baa3/BB+
Baa2/BBB+
Current yield
8.38%
8.92%
8.88%
Benchmark vs Spread (basis points)
630bp
698bp
735bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
570,000.00
 $     544,282
0.06%
0.27%
2.90%
6/30/2009
DWS High Income Fund
DWS
4,430,000.00
 $  4,230,118
0.44%
0.27%
3.05%
6/30/2009
DWS High Income Plus Fund
DWS
920,000.00
 $     878,490
0.09%
0.27%
4.56%
6/30/2009
DWS Balanced VIP
DWS
30,000.00
 $      28,646
0.00%
0.27%
4.48%
6/30/2009
DWS Balanced Fund
DWS
105,000.00
 $     100,262
0.01%
0.27%
4.32%
6/30/2009
DWS Strategic Income VIP
DWS
65,000.00
 $      62,067
0.01%
0.27%
3.03%
6/30/2009
DWS Strategic Income Fund
DWS
300,000.00
 $     286,464
0.03%
0.27%
3.28%
6/30/2009
DWS Strategic Income Trust
DWS
115,000.00
 $     109,811
0.01%
0.27%
3.15%
6/30/2009
DWS Multi Market Income Trust
DWS
420,000.00
 $     401,050
0.04%
0.27%
3.15%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
45,000.00
 $      42,970
0.00%
0.27%
3.15%
6/30/2009
Total

7,000,000
 $  6,684,160
0.70%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
14040HAS4
665859AJ3
85748KAA1
Issuer
Capital One Financial
Northern Trust Corporation
State Street Corporation
Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, RBS Greenwich
Capital, Bank of America Securities,
Keefe Bruyette, RBC Capital Markets
Merrill Lynch, UBS Securities, Goldman
Sachs, Loop Capital Markets, Williams
Capital
Banc of America Securities, Goldman
Sachs, Credit Suisse, Morgan Stanley,
Muriel Siebert, UBS Securities, Williams
Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
COF 7.375% 05/23/2014
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/19/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
1,000,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
400,000,000
1,500,000,000
Public offering price
99.511
99.611
99.856
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.30%
0.30%
Rating
Baa1/BBB
A1/AA-
Aaae/AAA
Current yield
7.41%
5.52%
2.15%
Benchmark vs Spread (basis points)
540bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
505,000.00
 $    502,531
0.05%
3.62%
1.95%
6/30/2009
DWS Balanced VIP
DWS
150,000.00
 $    149,267
0.02%
3.62%
2.12%
6/30/2009
DWS Bond VIP
DWS
540,000.00
 $    537,359
0.05%
3.62%
1.94%
6/30/2009
DWS Core Fixed Income Fund
DWS
2,090,000.00
 $ 2,079,780
0.21%
3.62%
1.58%
6/30/2009
DWS Core Fixed Income VIP
DWS
240,000.00
 $    238,826
0.02%
3.62%
1.09%
6/30/2009
DWS Core Plus Income Fund
DWS
1,475,000.00
 $ 1,467,787
0.15%
3.62%
2.05%
6/30/2009
Total

5,000,000
 $ 4,975,550
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
14170TAC5
69373UAB3
260543BZ5
Issuer
CAREFUSION CORPORATION
PACCAR INCORPORATED
DOW CHEMICAL
Underwriters
Bank of America Merrill Lynch,
Barclays, Deutsche Bank,
Goldman Sachs, JP Morgan,
Morgan Stanley,  RBS, SunTrust
Robinson Humphrey
Bank of America, Barclays,
Citigroup, ANZ Securities, BNP
Paribas, HSBC, Mitsubishi UFJ
Securities, RBC Capital
 Bank of America Merrill Lynch,
Citigroup, HSBC, Morgan Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CFN 4 1/8 08/01/12
PCAR 6 3/8 02/15/12
DOW 4.85 08/15/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2009
2/10/2009
8/4/2009
Total amount of offering sold to QIBs
250,000,000
250,000,000
1,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
250,000,000
1,250,000,000
Public offering price
99.311
99.892
99.985
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.40%
0.40%
Rating
Baa3 / BBB-
A1 / AA-
Baa3 / BBB-
Current yield
4.01%
5.91%
4.68%
Benchmark vs Spread (basis points)
287.5bp
500bp
312.5bp








Fund Specific Information
Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
110,000
 $
109,242
0.04%
3.36%
2.49%
9/30/2009
DWS Short Duration Plus Fund
DWS
1,320,000
 $
1,310,905
0.52%
3.36%
2.93%
9/30/2009
Total


 $
1,420,147
0.57%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
15080BAA4
36155WAE6
458207AG2
Issuer
CEDC FIN CORP INTL INC
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Deutsche Bank, Goldman Sachs,
UBS Calyon Securities, Deutsche Bank,
Janney Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank, Goldman
Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CEDC 9 1/8 12/01/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/24/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
380,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
380,000,000
425,000,000
500,000,000
Public offering price
99.366
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
2.00%
1.75%
Rating
B1 / B+
B2 / BB-
B3 / B+
Current yield
8.65%
8.37%
8.15%
Benchmark vs Spread (basis points)
645
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
5,105,000
 $
5,072,634.30
1.34%
3.33%
2.49%
12/31/2009
DWS High Income Plus Fund
1,085,000
 $
1,078,121.10
0.29%
3.33%
2.95%
12/31/2009
DWS High Income Trust
630,000
 $
626,005.80
0.17%
3.33%
3.34%
12/31/2009
DWS High Income VIP
655,000
 $
650,847.30
0.17%
3.33%
2.50%
12/31/2009
DWS Multi Market Income Trust
735,000
 $
730,340.10
0.19%
3.33%
2.58%
12/31/2009
DWS Strategic Income Fund
535,000
 $
531,608.10
0.14%
3.33%
0.57%
12/31/2009
DWS Strategic Income Trust
255,000
 $
253,383.30
0.07%
3.33%
2.61%
12/31/2009
Total
9,000,000
 $
8,942,940.00
2.37%










^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
15135UAA7
73755LAE7
205887BE
Issuer
CENOVUS ENERGY
INCORPORATED
POTASH CORP-
SASKATCHEWAN
CONAGRA FOODS
Underwriters
Bank of America, Barclays, RBC
Capital, Credit Suisse, Deutsche
Bank, Morgan Stanley, RBS
Bank of America, HSBC, RBC
Capital, BMO Capital Markets,
CIBC World Markets, Comerica
Securities, Goldman Sachs,
Mitsubishi UFJ Securities, Rabo
Securities, Scotia Capital, SG
Americas
Bank of America, JP Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
CVECN 4 1/2 09/15/14
POT 5 1/4 05/15/14
CAG 5 7/8 04/15/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2009
4/28/2009
4/6/2009
Total amount of offering sold to QIBs
800,000,000
500,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
800,000,000
500,000,000
500,000,000
Public offering price
99.903
99.757
99.957
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.60%
0.60%
0.60%
Rating
Baa2 / BBB+
Baa1 / A-
Baa2 / BBB
Current yield
4.41%
4.87%
5.39%
Benchmark vs Spread (basis points)
212.5bp
337.5bp
400bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
300,000
 $
299,709
0.04%
2.28%
0.30%
9/30/2009
DWS Short Duration Plus Fund
DWS
3,900,000
 $
3,896,217
0.49%
2.28%
0.46%
9/30/2009
Total


 $
4,195,926
0.52%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
15135UAC3
931422AE9
134429AT6
Issuer
CENOVUS ENERGY
INCORPORATED
WALGREEN COMPANY
CAMPBELL SOUP COMPANY
Underwriters
Bank of America, Barclays, RBC
Capital, Credit Suisse, Deutsche
Bank,  Morgan Stanley, RBS
Bank of America, Goldman Sachs,
JP Morgan, Morgan Stanley
Barclays, JP Morgan, UBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CVECN 5.7 10/15/19
WAG 5 1/4 01/15/19
CPB 4 1/2 02/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2009
1/8/2009
1/14/2009
Total amount of offering sold to QIBs
1,300,000,000
1,000,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,300,000,000
1,000,000,000
300,000,000
Public offering price
99.933
99.477
99.285
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
Baa2 / BBB+
A2 / A+
A2 / A
Current yield
5.59%
5.08%
4.40%
Benchmark vs Spread (basis points)
225bp
287.5bp
237.5bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS BALANCED FUND
DWS
168,000
 $
167,887
0.01%
2.61%
0.73%
9/30/2009
DWS BALANCED VIP
DWS
48,000
 $
47,968
0.00%
2.61%
0.71%
9/30/2009
DWS BOND VIP
DWS
186,000
 $
185,875
0.01%
2.61%
0.73%
9/30/2009
DWS CORE FIXED INCOME FUND
DWS
648,000
 $
647,566
0.05%
2.61%
0.65%
9/30/2009
DWS CORE FIXED INCOME VIP
DWS
78,000
 $
77,948
0.01%
2.61%
0.57%
9/30/2009
DWS CORE PLUS INCOME FUND
DWS
474,000
 $
473,682
0.04%
2.61%
0.67%
9/30/2009
DWS GLOBAL BOND FUND
DWS
198,000
 $
197,867
0.02%
2.61%
0.53%
9/30/2009
DWS Strategic Income Fund
DWS
1,280,000
 $
1,279,142
0.10%
2.61%
1.34%
9/30/2009
DWS Strategic Income VIP
DWS
120,000
 $
119,920
0.01%
2.61%
1.35%
9/30/2009
Total


 $
3,197,856
0.25%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
171871AL0
459902AR3
018772AL7
Issuer
CINCINNATI BELL
INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Barclays,
Deutsche Bank, Morgan Stanley,
RBS
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 8 1/4 10/15/17
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/30/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
500,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
500,000,000
570,000,000
Public offering price
98.562
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
Ba3 / B+
Baa2 / BBB
B2 / B+
Current yield
8.33%
6.57%
9.68%
Benchmark vs Spread (basis points)
533bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
5,515,000
 $
5,435,694
1.10%
0.58%
0.00%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,270,000
 $
1,251,737
0.25%
0.58%
0.00%
9/30/2009
DWS HIGH INCOME TRUST
DWS
645,000
 $
635,725
0.13%
0.58%
0.00%
9/30/2009
DWS HIGH INCOME VIP
DWS
720,000
 $
709,646
0.14%
0.58%
0.00%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
1,260,000
 $
1,241,881
0.25%
0.58%
0.00%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
255,000
 $
251,333
0.05%
0.58%
0.00%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
335,000
 $
330,183
0.07%
0.58%
0.00%
9/30/2009
Total


 $
9,856,200
1.99%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
172441AR8
55616XAE7
58013MEG5
Issuer
Cinemark USA Incorporated
Macys Retail Holdings Incorporated
McDonald's Corporation
Underwriters
Barclays Capital, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
Banc of America Securities, Credit
Suisse, Wachovia Securities
Banc of America Securities, Credit Suisse,
JP Morgan, Bank of New York Mellon Corp,
Citigroup, Fifth Third Securities Inc,
Loop Capital Markets LLC, Piper Jaffray
& Co, PNC Capital Markets, Wells Fargo
Banc of America Securities, JP Morgan,
ANZ Securities, Barclays Capital, BNP
Paribas Securities Corp, Citigroup, Daiwa
Securities America Inc, Goldman Sachs,
Greenwich Capital Markets Inc, HSBC
Securities, ING Financial Markets,
Mitsubishi UFJ Securities Internat, Mizuho
Securities USA Inc, Morgan Stanley, Piper
Jaffray & Co, RBC Capital Markets, Scotia
Capital Inc, SG Americas Securities LLC,
SunTrust Capital Markets
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
CNK 8.625% 06/15/2019
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2009
6/16/2009
6/16/2009
Total amount of offering sold to QIBs
470,000,000
650,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
470,000,000
650,000,000
400,000,000
Public offering price
97.560
99.911
99.966
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.63%
0.52%
Rating
B3/B-
Ba2/BB
A3/A
Current yield
8.84%
8.95%
5.00%
Benchmark vs Spread (basis points)
531bp
408bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,185,000.00
 $  1,156,086
0.25%
0.71%
0.00%
6/16/2009
DWS HIGH INCOME PLUS FUND
DWS
245,000.00
 $     239,022
0.05%
0.71%
0.00%
6/16/2009
DWS HIGH INCOME TRUST
DWS
140,000.00
 $     136,584
0.03%
0.71%
0.00%
6/16/2009
DWS HIGH INCOME VIP
DWS
155,000.00
 $     151,218
0.03%
0.71%
0.00%
6/16/2009
DWS MULTI MARKET INCOME TRUST
DWS
130,000.00
 $     126,828
0.03%
0.71%
0.00%
6/16/2009
DWS STRATEGIC INCOME FUND
DWS
90,000.00
 $      87,804
0.02%
0.71%
0.00%
6/16/2009
DWS STRATEGIC INCOME TRUST
DWS
35,000.00
 $      34,146
0.01%
0.71%
0.00%
6/16/2009
DWS STRATEGIC INCOME VIP
DWS
20,000.00
 $      19,512
0.00%
0.71%
0.00%
6/16/2009
Total

2,000,000
 $  1,951,200
0.43%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
17275RAH5
00206RAR3
654902AB1
Issuer
CISCO SYSTEMS INC
AT&T INC
NOKIA CORP
Underwriters
Bank of America Merrill Lynch, Barclays,
Credit Suisse, Deutsche Bank, HSBC
Securities, JP Morgan, Blaylock, BNP
Paribas, ING, Standard Chartered Bank,
UBS
Bank of America, Citigroup, JP Morgan
Bank of America, Barclays, Credit Suisse,
JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CSCO 4.45 01/15/20
T 5.8 02/15/19
NOKIA 5 3/8 05/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/9/2009
1/29/2009
4/30/2009
Total amount of offering sold to QIBs
2,500,000,000
2,250,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,500,000,000
2,250,000,000
1,000,000,000
Public offering price
99.852
99.689
99.075
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.45%
0.45%
0.45%
Rating
A1 / A+
A2 / A
A2 / A
Current yield
4.52%
5.59%
5.21%
Benchmark vs Spread (basis points)
100
300
237.5







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
625,000
 $
624,075.00
0.02%
-1.76%
0.61%
12/31/2009
DWS Balanced VIP
175,000.00
 $
174,741.00
0.01%
-1.76%
0.74%
12/31/2009
DWS Bond VIP
480,000.00
 $
479,289.60
0.02%
-1.76%
0.36%
12/31/2009
DWS Core Fixed Income Fund
1,450,000.00
 $
1,447,854.00
0.06%
1.45%
0.94%
12/8/2009
DWS Core Plus Income Fund
1,170,000.00
 $
1,168,268.40
0.05%
-1.76%
0.26%
12/31/2009
DWS Global Bond Fund
500,000.00
 $
499,260.00
0.02%
-1.76%
-1.23%
12/31/2009
DWS Lifecycle Long Range Fund
380,000.00
 $
380,000.00
0.02%
-1.90%
0.82%
12/31/2009
DWS Strategic Income Fund
833,000.00
 $
831,767.16
0.03%
0.87%
0.65%
11/16/2009
DWS Strategic Income VIP
167,000.00
 $
166,752.84
0.01%
0.87%
0.70%
11/16/2009
Total
5,780,000
 $
5,772,008.00
0.23%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
17275RAF9
88732JAU2
126650BR0
Issuer
CISCO SYSTEMS INC
TIME WARNER CABLE INC
CVS CAREMARK CORP
Underwriters
Bank of America Merrill Lynch, Barclays,
Credit Suisse, Deutsche Bank Securities,
HSBC, JP Morgan, Blaylock & Partners,
BNP Paribas, ING, Standard Chartered
Bank, UBS
Bank of America, BNP Paribas, Citigroup,
JP Morgan, Mitsubishi UFJ Securities
Bank of New York Mellon, Bank of America
Merrill Lynch, Barclays, JP Morgan, Wells
Fargo
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CSCO 5 1/2 01/15/40
TWC 6 3/4 06/15/39
CVS 6 1/8 09/15/39
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/9/2009
6/24/2009
9/8/2009
Total amount of offering sold to QIBs
2,000,000,000
1,500,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
1,500,000,000
1,500,000,000
Public offering price
97.439
97.131
99.672
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.80%
0.88%
0.88%
Rating
A1 / A+
Baa2 / BBB
Baa2 / BBB+
Current yield
5.74%
6.33%
6.07%
Benchmark vs Spread (basis points)
130
260
187.5







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
750,000
 $
730,792.50
0.01%
-1.87%
0.61%
12/31/2009
DWS Balanced VIP
200,000
 $
194,878.00
0.03%
-1.44%
1.28%
12/30/2009
DWS Bond VIP
570,000
 $
555,402.30
0.08%
-1.87%
0.36%
12/31/2009
DWS Core Fixed Income Fund
1,715,000
 $
1,671,078.85
0.07%
1.44%
0.94%
12/8/2009
DWS Core Plus Income Fund
1,375,000
 $
1,339,786.25
0.03%
-1.87%
0.26%
12/31/2009
DWS Global Bond Fund
590,000
 $
574,890.10
0.03%
-1.87%
-1.23%
12/31/2009
DWS Strategic Income Fund
680,000
 $
662,585.20
0.01%
-0.45%
0.00%
11/12/2009
DWS Strategic Income VIP
140,000
 $
136,414.60
0.01%
-0.45%
0.26%
11/12/2009
Total
6,020,000
 $
5,865,827.80
11,885,828










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
18451QAB4
36155WAE6
458207AG2
Issuer
CLEAR CHANNEL WORLDWIDE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan Stanley, Bank of
America, Barclays, Moelis & Co
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank,  Goldman
Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCU 9 1/4 12/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/18/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
2,000,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.15%
2.00%
1.75%
Rating
B2 / B
B2 / BB-
B3 / B+
Current yield
8.85%
8.37%
8.15%
Benchmark vs Spread (basis points)
602
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
50,000
 $
50,000.00
0.00%
3.00%
0.60%
12/31/2009
DWS High Income Fund
3,100,000
 $
3,100,000.00
0.16%
3.00%
0.60%
12/31/2009
DWS High Income Plus Fund
675,000
 $
675,000.00
0.03%
3.00%
0.66%
12/31/2009
DWS High Income Trust
375,000
 $
375,000.00
0.02%
3.00%
0.99%
12/31/2009
DWS High Income VIP
400,000
 $
400,000.00
0.02%
3.00%
0.87%
12/31/2009
DWS Lifecycle Long Range Fund
30,000
 $
30,000.00
0.00%
3.00%
0.61%
12/31/2009
DWS Multi Market Income Trust
460,000
 $
460,000.00
0.02%
3.00%
0.59%
12/31/2009
DWS Strategic Income Fund
325,000
 $
325,000.00
0.02%
3.00%
0.55%
12/31/2009
DWS Strategic Income Trust
125,000
 $
125,000.00
0.01%
3.00%
-0.22%
12/31/2009
DWS Strategic Income VIP
60,000
 $
60,000.00
0.00%
3.00%
0.67%
12/31/2009
Total
5,600,000
 $
5,600,000.00
0.28%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
18451QAA6
36155WAE6
458207AG2
Issuer
CLEAR CHANNEL WORLDWIDE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan Stanley, Bank of
America, Barclays Capital, Moelis & Co
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCU 9 1/4 12/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/18/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
500,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.15%
2.00%
1.75%
Rating
B2 / B
B2 / BB-
B3 / B+
Current yield
9.00%
8.37%
8.15%
Benchmark vs Spread (basis points)
602
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
15,000
 $
15,000.00
0.00%
2.00%
0.60%
12/31/2009
DWS High Income Fund
775,000
 $
775,000.00
0.16%
2.00%
0.60%
12/31/2009
DWS High Income Plus Fund
165,000
 $
165,000.00
0.03%
2.00%
0.66%
12/31/2009
DWS High Income Trust
95,000
 $
95,000.00
0.02%
2.00%
0.99%
12/31/2009
DWS High Income VIP
100,000
 $
100,000.00
0.02%
2.00%
0.87%
12/31/2009
DWS Lifecycle Long Range Fund
10,000
 $
10,000.00
0.00%
2.00%
0.61%
12/31/2009
DWS Multi Market Income Trust
115,000
 $
115,000.00
0.02%
2.00%
0.59%
12/31/2009
DWS Strategic Income Fund
80,000
 $
80,000.00
0.02%
2.00%
0.55%
12/31/2009
DWS Strategic Income Trust
30,000
 $
30,000.00
0.01%
2.00%
-0.22%
12/31/2009
DWS Strategic Income VIP
15,000
 $
15,000.00
0.00%
2.00%
0.67%
12/31/2009
Total
1,400,000
 $
1,400,000.00
0.28%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20605PAA9
459902AR3
018772AL7
Issuer
CONCHO RESOURCES
INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch,
BNP Paribas, JP Morgan, Wells
Fargo, Calyon, Deutsche Bank,
ING Financial Markets, Keybank,
Mitsubishi UFJ Securities, Natixis
Bleichroeder, Raymond James
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CXO 8 5/8 10/01/17
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
300,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
300,000,000
500,000,000
570,000,000
Public offering price
98.578
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
B3 / BB
Baa2 / BBB
B2 / B+
Current yield
8.34%
6.57%
9.68%
Benchmark vs Spread (basis points)
566bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds
DWS HIGH INCOME FUND
DWS
1,140,000
 $
1,123,789
0.37%
3.98%
0.48%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
240,000
 $
236,587
0.08%
3.98%
2.13%
9/30/2009
DWS HIGH INCOME TRUST
DWS
140,000
 $
138,009
0.05%
3.98%
2.50%
9/30/2009
DWS HIGH INCOME VIP
DWS
145,000
 $
142,938
0.05%
3.98%
1.80%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,858
0.00%
3.98%
0.95%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
145,000
 $
142,938
0.05%
3.98%
2.07%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
115,000
 $
113,365
0.04%
3.98%
1.34%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
40,000
 $
39,431
0.01%
3.98%
2.09%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
25,000
 $
24,645
0.01%
3.98%
1.35%
9/30/2009
Total


 $
1,971,560
0.66%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
221643AC3
36155WAE6
458207AG2
Issuer
COTT BEVERAGES INC
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Barclays, Deutsche Bank, JP Morgan
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank, Goldman
Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BCB 8 3/8 11/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
215,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
215,000,000
425,000,000
500,000,000
Public offering price
98.575
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
N/A
N/A
Rating
Caa1 / B
B2 / BB-
B3 / B+
Current yield
8.11%
8.37%
8.15%
Benchmark vs Spread (basis points)
565
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
1,145,000
 $
1,128,683.75
0.53%
4.74%
4.11%
12/31/2009
DWS High Income Plus Fund
240,000.00
 $
236,580.00
0.11%
4.74%
4.09%
12/31/2009
DWS High Income Trust
140,000.00
 $
138,005.00
0.06%
4.74%
5.63%
12/31/2009
DWS High Income VIP
145,000.00
 $
142,933.75
0.07%
4.74%
4.13%
12/31/2009
DWS Multi Market Income Trust
165,000.00
 $
162,648.75
0.08%
4.74%
4.69%
12/31/2009
DWS Strategic Income Fund
120,000.00
 $
118,290.00
0.06%
4.74%
2.15%
12/31/2009
DWS Strategic Income Trust
45,000.00
 $
44,358.75
0.02%
4.74%
4.75%
12/31/2009
Total
2,000,000
 $
1,971,500.00
0.92%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
22818TAA0
201723AJ2
415864AJ6
Issuer
Crown Americas
Commercial Metals Company
Harsco Corporation
Underwriters
Bank of America, Merrill Lynch,
Citigroup, Deutsche Bank Securities
Banc of America Securities, JP Morgan,
BNP Paribas, Citigroup, Fortis Securities,
HSBC Securities, Lazard Capital Markets,
RBS Greenwich Capital, Scotia Capital,
Wells Fargo Citigroup, JP Morgan, RBS
Greenwich Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
CCK 7.625% 05/15/2017
CMC 7.35% 08/15/2018
HSC 5.75% 05/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2009
7/30/2008
5/12/2008
Total amount of offering sold to QIBs
400,000,000
500,000,000
450,000,000
Total amount of any concurrent public
offering
0
0
0
Total
400,000,000
500,000,000
450,000,000
Public offering price
97.092
99.828
99.895
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.65%
0.65%
Rating
B1/BB-
Ba2/BBB
Baa1/A-
Current yield
7.85%
7.36%
5.76%
Benchmark vs Spread (basis points)
522bp
335bp
200bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
30,000.00
 $      29,128
0.01%
-0.61%
3.23%
6/30/2009
DWS Balanced VIP
DWS
10,000.00
 $       9,709
0.00%
-0.61%
3.30%
6/30/2009
DWS High Income Fund
DWS
1,210,000.00
 $ 1,174,813
0.30%
-0.61%
6.14%
6/30/2009
DWS High Income Plus Fund
DWS
250,000.00
 $    242,730
0.06%
-0.61%
6.19%
6/30/2009
DWS High Income Trust
DWS
135,000.00
 $    131,074
0.03%
-0.61%
8.81%
6/30/2009
DWS High Income VIP
DWS
155,000.00
 $    150,493
0.04%
-0.61%
6.30%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
10,000.00
 $       9,709
0.00%
-0.61%
3.93%
6/30/2009
DWS Multi Market Income Trust
DWS
120,000.00
 $    116,510
0.03%
-0.61%
5.73%
6/30/2009
DWS Strategic Income Fund
DWS
30,000.00
 $      29,128
0.01%
-0.61%
4.24%
6/30/2009
DWS Strategic Income Trust
DWS
30,000.00
 $      29,128
0.01%
-0.61%
5.72%
6/30/2009
DWS Strategic Income VIP
DWS
20,000.00
 $      19,418
0.01%
-0.61%
4.77%
6/30/2009
Total

2,000,000
 $ 1,941,840
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
228227BA1
00828BAC9
707569AM1
Issuer
CROWN CASTLE INTL CORP
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
Bank of America Merrill Lynch, Barclays,
Calyon, Deutsche Bank, Morgan Stanley,
RBS, TD Securities
Bank of America, Barclays, Deutsche Bank,
JP Morgan, Wells Fargo
Bank of America Merrill Lynch, Deutsche
Bank, RBS, Wells Fargo, Calyon,
Commerzbank, Daiwa Securities, Keybanc
Capital Markets, TD Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCI 7 1/8 11/01/19
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2009
8/6/2009
8/10/2009
Total amount of offering sold to QIBs
500,000,000
225,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
225,000,000
325,000,000
Public offering price
99.500
98.799
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.65%
2.00%
Rating
B1 / B
B1 / B+
B1 / BB-
Current yield
7.13%
9.91%
8.54%
Benchmark vs Spread (basis points)
387
1029
499







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
2,285,000.00
 $
2,273,575.00
0.45%
0.25%
0.00%
10/20/2009
DWS High Income Plus Fund
485,000.00
 $
482,575.00
0.10%
0.25%
0.00%
10/20/2009
DWS High Income Trust
280,000.00
 $
278,600.00
0.06%
-0.50%
5.51%
12/31/2009
DWS High Income VIP
295,000.00
 $
293,525.00
0.06%
0.25%
0.00%
10/20/2009
DWS Multi Market Income Trust
325,000.00
 $
323,375.00
0.06%
-0.50%
4.22%
12/31/2009
DWS Strategic Income Fund
240,000.00
 $
238,800.00
0.05%
0.25%
0.00%
10/20/2009
DWS Strategic Income Trust
90,000.00
 $
89,550.00
0.02%
-0.50%
4.16%
12/31/2009
Total
4,000,000.00
 $
3,980,000.00
0.80%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
233331AN7
153645BB1
023608AE2
Issuer
DTE Energy Company
Central Illinois Light
Ameren Corporation
Underwriters
Barclays Capital, BNP Paribas, JP
Morgan, Comerica Securities, Deutsche
Bank Securities, Scotia Capital, UBS
Securities
BNP Paribas, Goldman Sachs
BNP Paribas, JP Morgan, UBS Securities,
PNC Capital, Scotia Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
DTE 7.63% 05/15/2014
AEE 8.875% 12/15/2013
KSU 8% 06/01/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/6/2009
5/6/2009
5/12/2009
Total amount of offering sold to QIBs
300,000,000
150,000,000
425,000,000
Total amount of any concurrent public
offering
0
0
0
Total
300,000,000
150,000,000
425,000,000
Public offering price
100.000
99.997
99.505
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.60%
0.60%
Rating
Baa2/BBB-
Baa2/BBB+
Baa3/BB+
Current yield
7.63%
8.88%
8.92%
Benchmark vs Spread (basis points)
561bp
734bp
698bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
145,000.00
 $    145,000
0.05%
4.37%
2.42%
6/30/2009
DWS Balanced VIP
DWS
41,000.00
 $      41,000
0.01%
4.37%
2.35%
6/30/2009
DWS Bond VIP
DWS
152,000.00
 $    152,000
0.05%
4.37%
2.94%
6/30/2009
DWS Core Fixed Income Fund
DWS
607,000.00
 $    607,000
0.20%
4.37%
2.29%
6/30/2009
DWS Core Fixed Income VIP
DWS
68,000.00
 $      68,000
0.02%
4.37%
1.70%
6/30/2009
DWS Core Plus Income Fund
DWS
420,000.00
 $    420,000
0.14%
4.37%
3.32%
6/30/2009
DWS Global Bond Fund
DWS
167,000.00
 $    167,000
0.06%
4.37%
4.01%
6/30/2009
DWS Short Duration Fund
DWS
290,000.00
 $    290,000
0.10%
4.37%
1.94%
6/30/2009
DWS Short Duration Plus Fund
DWS
3,460,000.00
 $ 3,460,000
1.15%
4.37%
2.40%
6/30/2009
Total

5,350,000
 $ 5,350,000
1.78%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
24702RAH4
529772AD7
055921AA8
Issuer
Dell Incorporated
Lexmark International Incorporated
BMC Software Incorporated
Underwriters
Bank of America Merrill Lynch,
Deutsche Bank Securities, HSBC
Securities
Citigroup, JP Morgan, Scotia Capital,
SunTrust Robinson
Banc of America Securities, Credit Suisse,
JP Morgan, Merrill Lynch, Morgan Stanley,
UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
Dell 3.375% 06/15/2012
LXK 5.9% 06/01/2013
BMC 7.25% 06/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/10/2009
5/19/2008
5/29/2008
Total amount of offering sold to QIBs
400,000,000
350,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
400,000,000
350,000,000
300,000,000
Public offering price
99.932
99.830
99.406
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.60%
0.65%
Rating
A2/A-
Baa3/BBB-
Baa3/BBB
Current yield
3.38%
5.91%
7.29%
Benchmark vs Spread (basis points)
150bp
285bp
325bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
160,000.00
 $    159,891
0.04%
1.86%
0.97%
6/30/2009
DWS Short Duration Plus Fund
DWS
1,980,000.00
 $ 1,978,654
0.50%
1.86%
0.69%
6/30/2009
Total

2,140,000
 $ 2,138,545
0.54%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
24702RAJ0
529772AD7
055921AA8
Issuer
Dell Incorporated
Lexmark International Incorporated
BMC Software Incorporated
Underwriters
Bank of America, Merrill Lynch,
HSBC Securities, Deutsche Bank
Securities
Citigroup, JP Morgan, Scotia Capital,
SunTrust Robinson
Banc of America Securities, Credit Suisse,
JP Morgan, Merrill Lynch, Morgan Stanley,
UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
Dell 5.875% 06/15/2019
LXK 5.9% 06/01/2013
BMC 7.25% 06/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank Of America, N.A.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/10/2009
5/19/2008
5/29/2008
Total amount of offering sold to QIBs
600,000,000
350,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
350,000,000
300,000,000
Public offering price
99.933
99.830
99.406
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.60%
0.65%
Rating
A2/A-
Baa3/BBB-
Baa3/BBB
Current yield
5.88%
5.91%
7.29%
Benchmark vs Spread (basis points)
195bp
285bp
325bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS CORE FIXED INCOME FUND
DWS
2,300,000.00
 $ 2,298,459
0.38%
1.86%
2.21%
6/30/2009
DWS CORE FIXED INCOME VIP
DWS
200,000.00
 $    199,866
0.03%
1.86%
1.95%
6/30/2009
Total

2,500,000
 $ 2,498,325
0.42%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
25214BAB0
665859AJ3
41698187
Issuer
Dexia Credit
Northern Trust Corporation
State Street Corporation
Underwriters
Bank of America, Merrill Lynch,
Citigroup, Morgan Stanley, Deutsche
Bank Securities
Merrill Lynch, UBS Securities, Goldman
Sachs, Loop Capital Markets LLC, Williams
Capital Banc of America Securities, Goldman
Sachs , Credit Suisse, Morgan Stanley,
Muriel Siebert, UBS Securities, Williams
Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
DEXGRP  9/23/2011
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup Global Markets Limited
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
2,000,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
400,000,000
1,500,000,000
Public offering price
100.000
99.611
99.856
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.20%
0.30%
0.30%
Rating
Aa1/AA+
A1/AA-
Aaae/AAA
Current yield
1.26%
5.52%
2.15%
Benchmark vs Spread (basis points)
86bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $     770,000
0.04%
-0.32%
0.63%
6/30/2009
DWS Short Duration Plus Fund
DWS
9,230,000.00
 $  9,230,000
0.46%
-0.32%
0.47%
6/30/2009
Total

10,000,000
 $10,000,000
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
25244SAF8
097014AK0
589331AP2
Issuer
DIAGEO FINANCE BV
BOEING CAPITAL CORP
MERCK & CO INC
Underwriters
Citigroup, Deutsche Bank, Morgan Stanley
Credit Suisse, Goldman Sachs, JP Morgan
Bank of America, BNP Paribas, Citigroup,
Credit Suisse, HSBC, JP Morgan, RBS,
Santander, Williams Capital Group
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
DIAG 3 1/4 01/15/15
BA 3 1/4 10/27/14
MRK 4 06/30/15
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2009
10/22/2009
6/22/2009
Total amount of offering sold to QIBs
500,000,000
500,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
500,000,000
1,000,000,000
Public offering price
99.591
99.780
99.598
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.23%
0.35%
0.35%
Rating
A3 / A-
A2 / A
Aa3 / AA-
Current yield
3.25%
3.23%
3.82%
Benchmark vs Spread (basis points)
97
95
137.5







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
290,000
 $
288,813.90
0.06%
-0.26%
0.59%
12/31/2009
DWS Short Duration Plus Fund
4,395,000.00
 $
4,377,024.45
0.88%
-0.26%
0.59%
12/31/2009
Total
4,685,000
 $
4,665,838.35
0.93%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
256605AS5
459902AR3
018772AL7
Issuer
DOLE FOODS COMPANY
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch,
Deutsche Bank, Wells Fargo,
Goldman Sachs, Scotia Capital
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
DOLEFC 8 10/01/16
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/18/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
315,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
315,000,000
500,000,000
570,000,000
Public offering price
98.035
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
B2 / B-
Baa2 / BBB
B2 / B+
Current yield
8.00%
6.57%
9.68%
Benchmark vs Spread (basis points)
526.5bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME PLUS FUND
DWS
1,700,000
1,666,595
0.54%
2.38%
0.64%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
360,000
352,926
0.11%
2.38%
0.64%
9/30/2009
DWS HIGH INCOME TRUST
DWS
210,000
205,874
0.07%
2.38%
1.00%
9/30/2009
DWS HIGH INCOME VIP
DWS
215,000
210,775
0.07%
2.38%
0.81%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
20,000
19,607
0.01%
2.38%
0.65%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
225,000
220,579
0.07%
2.38%
-0.14%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
175,000
171,561
0.05%
2.38%
0.68%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
60,000
58,821
0.02%
2.38%
0.89%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
35,000
34,312
0.01%
2.38%
0.73%
9/30/2009
Total


 $
2,941,050
0.94%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
257559AG9
758202AG0
758202AF2
Issuer
Domtar Corp
Reed Elsevier Capital
Reed Elsevier Capital
Underwriters
JP Morgan, Morgan Stanley, Banc of
America Securities, BMO Capital
Markets Corp, CIBC World Markets,
Citigroup, Desjardins Securities, Fortis
Securities, Goldman Sachs, NBF
Securities USA Corp, Rabo Securities
USA, RBC Capital Advisors, Scotia
Capital, TD Securities, Deutsche Bank
Securities
Barclays Capital, Citigroup, HSBC Securities,
JP Morgan
Barclays Capital, Citigroup, HSBC Securities,
JP Morgan
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
UFS 1.75% 06/01/2017
REEDLN 8.625% 01/15/2019
REEDLN 7.75% 01/15/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan
JPMorgan
JPMorgan
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/3/2009
1/13/2009
1/13/2009
Total amount of offering sold to QIBs
400,000,000
950,000,000
550,000,000
Total amount of any concurrent public
offering
0
0
0
Total
400,000,000
950,000,000
550,000,000
Public offering price
96.157
99.612
99.744
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.20%
0.45%
0.35%
Rating
Ba3/BB-
Baa1/BBB+
Baa1/BBB+
Current yield
11.18%
8.66%
7.77%
Benchmark vs Spread (basis points)
822bp
637bp
637bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
70,000.00
 $      67,310
0.02%
-0.16%
-0.51%
6/30/2009
DWS Balanced VIP
DWS
20,000.00
 $      19,231
0.01%
-0.16%
-0.39%
6/30/2009
DWS High Income Fund
DWS
2,940,000.00
 $  2,827,016
0.74%
-0.16%
1.20%
6/30/2009
DWS High Income Plus Fund
DWS
605,000.00
 $     581,750
0.15%
-0.16%
1.05%
6/30/2009
DWS High Income Trust
DWS
345,000.00
 $     331,742
0.09%
-0.16%
1.91%
6/30/2009
DWS High Income VIP
DWS
380,000.00
 $     365,397
0.10%
-0.16%
1.27%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      28,847
0.01%
-0.16%
-0.39%
6/30/2009
DWS Multi Market Income Trust
DWS
300,000.00
 $     288,471
0.08%
-0.16%
1.44%
6/30/2009
DWS Strategic Income Fund
DWS
230,000.00
 $     221,161
0.06%
-0.16%
0.64%
6/30/2009
DWS Strategic Income Trust
DWS
80,000.00
 $      76,926
0.02%
-0.16%
1.45%
6/30/2009
Total

5,000,000
 $  4,807,850
1.25%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BW2
315405AL4
920355AF1
Issuer
Dow Chemical Company
Ferro Corporation
Valspar Corporation
Underwriters
Banc of America Securities, Citigroup,
HSBC Securities, Mizuho Securities,
Morgan Stanley, Barclays Capital,
Deutsche Bank Securities, Mitsubishi
UFJ, RBS Securities, Blaylock Robert,
Loop Capital, Utendahl Capital,
Williams Capital
Citigroup, Credit Suisse, JP Morgan, Fifth
 Third Securities, Greenwich Capital,
Keybanc Capital, Morgan Stanley, Natcity
Investments, Piper Jaffray
Bank of America Securities, Merrill Lynch,
Goldman Sachs, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
DOW 7.6% 05/15/2014
FOE 6.5% 08/15/2013
VAL 7.25% 06/15/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/7/2009
2/15/2009
6/16/2009
Total amount of offering sold to QIBs
1,750,000,000
172,500,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,750,000,000
172,500,000
300,000,000
Public offering price
99.688
100.00
99.574
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
2.75%
0.65%
Rating
Baa3/BBB-
B2/CCC-
Baa2/BBB
Current yield
7.62%
6.50%
7.28%
Benchmark vs Spread (basis points)
550bp
525bp
362bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,180,000.00
 $  1,176,318
0.07%
3.32%
1.94%
6/30/2009
DWS Short Duration Plus Fund
DWS
14,200,000.00
 $14,155,696
0.81%
3.32%
2.17%
6/30/2009
Total

15,380,000
 $15,332,014
0.88%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BX0
920355AF1
01741RAC6
Issuer
Dow Chemical Company
Valspar Corporation
Allegheny Technologies
Underwriters
Banc of America Securities, Citigroup,
HSBC Securities, Morgan Stanley,
RBS Securities, Barclays Capital,
Deutsche Bank Securities, Mitsubishi
UFJ, Mizuho International, Blaylock
Robert, Loop Capital, Utendahl
Capital, Williams Capital
Bank of America, Merrill Lynch, Goldman
Sachs, Wachovia
Citigroup, JP Morgan, Banc of America
Securities, Ban of Tokyo-Mitsubishi, BNY
Mellon, Credit suisse, Morgan Stanley,
PNC Capital, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
DOW 8.55% 05/15/2019
VAL 7.25% 06/15/2019
ATI 9.375% 06/01/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/7/2009
6/16/2009
5/27/2009
Total amount of offering sold to QIBs
3,250,000,000
300,000,000
350,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,250,000,000
300,000,000
350,000,000
Public offering price
99.794
99.574
99.204
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
Baa3/BBB-
Baa2/BBB
Baa3/BBB-
Current yield
8.57%
7.28%
9.45%
Benchmark vs Spread (basis points)
525bp
362bp
578bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
75,000.00
 $      74,846
0.00%
0.38%
3.23%
6/30/2009
DWS BALANCED VIP
DWS
20,000.00
 $      19,959
0.00%
0.38%
3.30%
6/30/2009
DWS HIGH INCOME FUND
DWS
2,950,000.00
 $ 2,943,923
0.09%
0.38%
4.79%
6/30/2009
DWS HIGH INCOME PLUS FUND
DWS
615,000.00
 $    613,733
0.02%
0.38%
4.86%
6/30/2009
DWS HIGH INCOME TRUST
DWS
340,000.00
 $    339,300
0.01%
0.38%
7.03%
6/30/2009
DWS HIGH INCOME VIP
DWS
385,000.00
 $    384,207
0.01%
0.38%
4.90%
6/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
30,000.00
 $      29,938
0.00%
0.38%
3.64%
6/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
270,000.00
 $    269,444
0.01%
0.38%
4.64%
6/30/2009
DWS STRATEGIC INCOME FUND
DWS
1,640,000.00
 $ 1,636,622
0.05%
-3.11%
0.97%
5/13/2009
DWS STRATEGIC INCOME VIP
DWS
360,000.00
 $    359,258
0.01%
-3.11%
1.01%
5/13/2009
DWS STRATEGIC INCOME VIP
DWS
45,000.00
 $      44,907
0.00%
-3.11%
1.01%
5/13/2009
Total

6,730,000
 $ 6,716,136
0.21%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
263534BY4
589331AP2
05523UAG5
Issuer
EI DU PONT DE NEMOUR
MERCK & CO INC
BAE SYSTEMS HOLDINGS INC
Underwriters
Bank of America, Citigroup, Credit
Suisse, Deutsche Bank, Goldman Sachs,
JP Morgan, Morgan Stanley, RBS, Bank
of Tokyo-Mitsubishi, HSBC, Mizuho
Securities, Santander, Scotia Capital,
Standard Chartered Bank, Wells Fargo
Bank of America, BNP Paribas, Citigroup,
Credit Suisse, HSBC, JP Morgan, RBS,
Santander, Williams Capital Group
Barclays, Citigroup, Goldman Sachs,
JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
DD 3 1/4 01/15/15
MRK 4 06/30/15
BALN 4.95 06/01/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/4/2009
6/22/2009
6/1/2009
Total amount of offering sold to QIBs
1,000,000,000
1,000,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
1,000,000,000
500,000,000
Public offering price
99.757
99.598
99.799
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
A2 / A
Aa3 / AA-
Baa2 / BBB+
Current yield
3.27%
3.82%
4.73%
Benchmark vs Spread (basis points)
92
137.5
250







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
310,000
 $
309,246.70
0.03%
-0.70%
0.59%
12/31/2009
DWS Short Duration Plus Fund
4,670,000.00
 $
4,658,651.90
0.47%
-0.70%
0.51%
12/31/2009
Total
4,980,000
 $
4,967,898.60
0.47%










^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
298785EZ5
45324QAB2
23636UAA5
Issuer
EUROPEAN INVESTMENT BANK
ING BANK NV
DANSKE BANK A/S
Underwriters
Credit Suisse, Deutsche Bank,
Goldman Sachs
Citigroup, HSBC, ING Bank, JP
Morgan
Bank of America, Citigroup,
Danske Bank, Goldman Sachs, JP
Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EIB 1 3/4 09/14/12
INTNED 2 5/8 02/09/12
DANBNK 2 1/2 05/10/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/1/2009
1/30/2009
6/23/2009
Total amount of offering sold to QIBs
5,000,000,000
5,000,000,000
2,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
5,000,000,000
5,000,000,000
2,250,000,000
Public offering price
99.940
99.702
99.853
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.30%
0.30%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
1.75%
2.57%
2.46%
Benchmark vs Spread (basis points)
39.85bp
143.3bp
78.2bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,500,000
1,499,100
0.03%
-0.03%
0.52%
9/30/2009
DWS Short Duration Plus Fund
DWS
18,500,000
18,488,900
0.37%
-0.03%
0.78%
9/30/2009
Total


 $
19,988,000
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AU3
30216BBS0
00254EJE8
Issuer
EXPORT-IMPORT BK KOREA
EXPORT DEVELOPMENT
CANAD
SWEDISH EXPORT CREDIT
Underwriters
Bank of America, Barclays, Credit
Suisse, Deutsche Bank, Morgan
Stanley
Bank of America, BNP Paribas,
HSBC, RBC
Bank of America, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EIBKOR 5 7/8 01/14/15
EDC 3 1/8 04/24/14
SEK 3 1/4 09/16/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/7/2009
4/20/2009
9/9/2009
Total amount of offering sold to QIBs
1,500,000,000
1,000,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,500,000,000
1,000,000,000
1,500,000,000
Public offering price
99.426
99.835
99.908
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.40%
0.15%
0.15%
Rating
A2 / A
Aaa / AAA
Aa1e / AA+e
Current yield
5.59%
3.06%
3.23%
Benchmark vs Spread (basis points)
362.5bp
135.75bp
86.75bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
394,000
391,738
0.03%
0.01%
0.22%
7/13/2009
DWS Short Duration Plus Fund
DWS
4,749,000
4,721,741
0.31%
0.01%
0.22%
7/13/2009
Total


 $
5,113,479
0.34%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302182AC4
589331AR8
589331AP2
Issuer
Express Scripts Incorporated
Merck & Company
Merck & Company
Underwriters
Citigroup, Credit Suisse, JP Morgan,
Calyon Securities, Deutsche Bank
Securities, Mitsubishi UFJ, RBS
Greenwich Capital, Scotia Capital,
SunTrust Robinson, Wachovia
Banc of America Securities, BNP Paribas,
Citigroup, Credit Suisse, HSBC Securities,
JP Morgan, RBS Greenwich Capital, Santander
Investment, UBS Securities
Banc of America Securities, BNP Paribas,
Citigroup, Credit Suisse, HSBC Securities,
JP Morgan, RBS Greenwich Capital, Santander
Investment, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
ESRX 5.25% 06/15/2012
MRK 1.875% 06/20/2011
MRK 4% 06/30/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/4/2009
6/22/2009
6/22/2009
Total amount of offering sold to QIBs
1,000,000,000
1,250,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
1,250,000,000
1,000,000,000
Public offering price
99.922
99.976
99.598
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.25%
0.35%
Rating
Baa3/BBB
Aa3/AA-
Aa3/AA-
Current yield
5.25%
1.88%
4.02%
Benchmark vs Spread (basis points)
375bp
75bp
137bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
380,000.00
 $    379,704
0.04%
3.40%
0.41%
6/30/2009
DWS Short Duration Plus Fund
DWS
4,530,000.00
 $ 4,526,467
0.45%
3.40%
0.25%
6/30/2009
Total

4,910,000
 $ 4,906,170
0.49%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302182AD2
589331AR8
589331AP2
Issuer
Express Scripts Incorporated
Merck & Company
Merck & Company
Underwriters
Citigroup, Credit Suisse, JP Morgan,
Calyon Securities, Deutsche Bank
Securities, Mitsubishi UFJ, RBS
Greenwich Capital, Scotia Capital,
SunTrust Robinson, Wachovia
Banc of America Securities, BNP Paribas,
Citigroup, Credit Suisse, HSBC Securities,
JP Morgan, RBS Greenwich Capital, Santander
Investment, UBS Securities
Banc of America Securities, BNP Paribas,
Citigroup, Credit Suisse, HSBC Securities,
JP Morgan, RBS Greenwich Capital, Santander
Investment, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
ESRX 6.25% 06/15/2014
MRK 1.875% 06/20/2011
MRK 4% 06/30/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/4/2009
6/22/2009
6/22/2009
Total amount of offering sold to QIBs
1,000,000,000
1,250,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
1,250,000,000
1,000,000,000
Public offering price
99.574
99.976
99.598
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
0.25%
0.35%
Rating
Baa3/BBB
Aa3/AA-
Aa3/AA-
Current yield
6.28%
1.88%
4.02%
Benchmark vs Spread (basis points)
375bp
75bp
137bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
150,000.00
 $    149,361
0.02%
3.76%
0.41%
6/30/2009
DWS Short Duration Plus Fund
DWS
1,835,000.00
 $ 1,827,183
0.18%
3.76%
0.25%
6/30/2009
Total

1,985,000
 $ 1,976,544
0.20%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
302203AA2
36155WAE6
458207AG2
Issuer
EXPRO FINANCE LUXEMBOURG
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Deutsche Bank, Goldman Sachs, Natixis
Securities, RBC
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EXPRO 8 1/2 12/15/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
1,400,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,400,000,000
425,000,000
500,000,000
Public offering price
96.207
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
2.00%
1.75%
Rating
B1 / B+
B2 / BB-
B3 / B+
Current yield
8.59%
8.37%
8.15%
Benchmark vs Spread (basis points)
622
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
40,000
 $
38,482.80
0.00%
3.16%
-0.22%
12/31/2009
DWS High Income Fund
4,465,000
 $
4,641,034.44
0.32%
3.16%
1.10%
12/31/2009
DWS High Income Plus Fund
965,000
 $
928,397.55
0.07%
3.16%
1.30%
12/31/2009
DWS High Income Trust
560,000
 $
538,759.20
0.04%
3.16%
1.51%
12/31/2009
DWS High Income VIP
575,000
 $
553,190.25
0.04%
3.16%
1.08%
12/31/2009
DWS Lifecycle Long Range Fund
25,000
 $
24,051.75
0.00%
3.16%
-0.12%
12/31/2009
DWS Multi Market Income Trust
660,000
 $
634,966.20
0.05%
3.16%
1.11%
12/31/2009
DWS Strategic Income Fund
480,000
 $
461,793.60
0.03%
3.16%
0.00%
12/31/2009
DWS Strategic Income Trust
185,000
 $
177,982.95
0.01%
3.16%
1.17%
12/31/2009
DWS Strategic Income VIP
45,000
 $
43,293.15
0.00%
3.16%
0.00%
12/31/2009
Total
8,000,000
 $
8,041,951.89
0.57%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AZV7
3137EABX6
31331GTJ8
Issuer
FANNIE MAE
FREDDIE MAC
FEDERAL FARM CREDIT BANK
Underwriters
Barclays, Deutsche Bank, JP Morgan
Barclays, Citigroup, Goldman Sachs
Barclays, JP Morgan, Morgan Stanley, FTN
Financial
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 2 5/8 11/20/14
FHLMC 2 1/2 01/07/14
FFCB 2 5/8 04/17/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/23/2009
1/5/2009
4/13/2009
Total amount of offering sold to QIBs
5,500,000,000
3,500,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
5,500,000,000
3,500,000,000
1,500,000,000
Public offering price
99.474
99.437
99.777
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.10%
0.10%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
2.64%
2.48%
2.61%
Benchmark vs Spread (basis points)
33
95
92







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
620,000.00
 $
616,738.80
0.01%
-0.25%
0.99%
12/31/2009
DWS Short Duration Plus Fund
9,380,000.00
 $
9,330,661.20
0.17%
-0.25%
0.83%
12/31/2009
Total
10,000,000.00
 $
9,947,400.00
0.18%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AWK4
055921AA8
085789AD7
Issuer
Fannie Mae
BMC Software
Berry Petroleum Company
Underwriters
Barclays Capital, Deutsche Bank
Securities, JP Morgan, Cabrera Capital
Markets, Credit Suisse, FTN Financial,
Morgan Stanley
Banc of America Securities, Credit Suisse,
JP Morgan, Merrill Lynch, Morgan Stanley,
UBS Securities
BNP Paribas, Calyon Securities, RBS
Greenwich Capital, SG Americas, Wachovia,
BMO Capital, Wedbush Securities, BBVA
Securities, Bosc Incorporated, Citigroup,
Credit Suisse, Natixis, Raymond James,
Scotia Capital, US Bancorp
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
FNMA 1.875% 04/20/2012
BMC 7.25% 06/01/2018
BRY 10.25% 06/01/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/2/2009
5/29/2008
5/21/2009
Total amount of offering sold to QIBs
4,000,000,000
300,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
4,000,000,000
300,000,000
325,000,000
Public offering price
99.874
99.406
93.546
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.08%
0.65%
2.75%
Rating
Aaa/AAA
Baa3/BBB
B2/B
Current yield
99.87%
7.29%
10.96%
Benchmark vs Spread (basis points)
74bp
325bp
998bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS GNMA Fund
DWS
11,430,000.00
 $11,415,598
0.29%
0.53%
1.28%
6/30/2009
DWS Government & Agency Securities
VIP
DWS
1,145,000.00
 $  1,143,557
0.03%
0.36%
0.33%
4/15/2009
DWS Short Duration Fund
DWS
515,000.00
 $     514,351
0.01%
0.53%
4.13%
6/30/2009
DWS Short Duration Plus Fund
DWS
5,200,000.00
 $  5,193,448
0.13%
0.53%
4.81%
6/30/2009
DWS Strategic Government Securities
Fund
DWS
12,570,000.00
 $12,554,162
0.31%
0.53%
1.10%
6/30/2009
Total

30,860,000
 $30,821,116
0.77%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AXJ6
055921AA8
085789AD7
Issuer
Fannie Mae
BMC Software
Berry Petroleum Company
Underwriters
Barclays Capital, Deutsche Bank
Securities, JP Morgan, Blaylock
Robert, FTN Financial, Morgan Stanley,
UBS Securities
Bank of America, Credit Suisse, JP
Morgan, Merrill Lynch, Morgan Stanley,
UBS Securities
BNP Paribas, Calyon Securities, RBS
Greenwich Capital, SG Americas, Wachovia,
BMO Capital, Wedbush Securities, BBVA
Securities, Bosc Incorporated, Citigroup,
Credit Suisse, Natixis, Raymond James,
Scotia Capital, US Bancorp
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
FNMA 2.5% 05/15/2014
BMC 7.25% 06/01/2018
BRY 10.25% 06/01/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/13/2009
5/29/2008
5/21/2009
Total amount of offering sold to QIBs
5,000,000,000
300,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
5,000,000,000
300,000,000
325,000,000
Public offering price
99.855
99.406
93.546
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.10%
0.65%
2.75%
Rating
Aaa/AAA
Baa3/BBB
B2/B
Current yield
99.86%
7.29%
10.96%
Benchmark vs Spread (basis points)
56bp
325bp
998bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
615,000.00
 $     614,108
0.01%
-2.07%
0.96%
6/17/2009
DWS Short Duration Plus Fund
DWS
7,385,000.00
 $  7,374,292
0.15%
-2.07%
1.14%
6/17/2009
Total

8,000,000
 $  7,988,400
0.16%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XTXH4
055921AA8
085789AD7
Issuer
Federal Home Loan Bank
BMC Software
Berry Petroleum Company
Underwriters
Barclays Capital, Deutsche Bank
Securities, Goldman Sachs & Co,
Citigroup Global Markets
Banc of America, Credit Suisse, JP Morgan,
Merrill Lynch, Morgan Stanley, UBS
Securities
BNP Paribas, Calyon Securities, RBS
Greenwich Capital, SG Americas, Wachovia
Securities, BMO Capital, Wedbush Securities,
BBVA Securities, Bosc Incorporated,
Citigroup, Credit Suisse, Natixis, Raymond
James, Scotia Capital, US Bancorp
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
FHLB 1.625% 07/27/2011
BMC 7.25% 06/01/2018
BRY 10.25% 06/01/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/11/2009
5/29/2008
5/21/2009
Total amount of offering sold to QIBs
5,000,000,000
300,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
5,000,000,000
300,000,000
325,000,000
Public offering price
99.905
99.406
93.546
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.05%
0.65%
2.75%
Rating
Aaa/AAAe
Baa3/BBB
B2/B
Current yield
1.63%
7.29%
10.96%
Benchmark vs Spread (basis points)
103bp
325bp
998bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS GNMA Fund
DWS
10,500,000.00
 $10,490,025
0.21%
0.65%
1.76%
6/30/2009
DWS Short Duration Fund
DWS
835,000.00
 $     834,207
0.02%
0.65%
0.86%
6/30/2009
DWS Short Duration Plus Fund
DWS
9,585,000.00
 $  9,575,894
0.19%
0.65%
0.80%
6/30/2009
DWS Strategic Government Securities
Fund
DWS
10,500,000.00
 $10,490,025
0.21%
0.65%
1.63%
6/30/2009
Total

31,420,000
 $31,390,151
0.63%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XTS49
055921AA8
085789AD7
Issuer
Federal Home Loan Bank
BMC Software
Berry Petroleum Company
Underwriters
Banc of America Securities, JP Morgan,
UBS Securities, Barclays Capital, BNP
Paribas, Citigroup, Credit Suisse,
Deutsche Bank Securities, FTN
Financial, Goldman Sachs, HSBC
Securities, Morgan Stanley, RBS
Greenwich Capital
Banc of America Securities, Credit Suisse,
JP Morgan, Merrill Lynch, Morgan Stanley,
UBS Securities
BNP Paribas, Calyon Securities, RBS
Greenwich Capital, SG Americas, Wachovia,
BMO Capital, Wedbush Securities, BBVA
Securities, Bosc Incorporated, Citigroup,
Credit Suisse, Natixis, Raymond James,
Scotia Capital, US Bancorp
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
FHLB 1.875% 06/20/2012
BMC 7.25% 06/01/2018
BRY 10.25% 06/01/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/27/2009
5/29/2008
5/21/2009
Total amount of offering sold to QIBs
3,000,000,000
300,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,000,000,000
300,000,000
325,000,000
Public offering price
99.912
99.406
93.546
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.08%
0.65%
2.75%
Rating
Aaa/AAA
Baa3/BBB
B2/B
Current yield
1.88%
7.29%
10.96%
Benchmark vs Spread (basis points)
43bp
325bp
998bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS GNMA Fund
DWS
21,000,000.00
 $20,981,520
0.70%
-0.05%
1.01%
6/30/2009
DWS Short Duration Fund
DWS
1,200,000.00
 $  1,198,944
0.04%
-0.05%
1.26%
6/30/2009
DWS Short Duration Plus Fund
DWS
14,800,000.00
 $14,786,976
0.49%
-0.05%
1.13%
6/30/2009
DWS Strategic Government Securities
Fund
DWS
23,000,000.00
 $22,979,760
0.77%
-0.05%
0.68%
6/30/2009
Total

60,000,000
 $59,947,200
2.00%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AYY2
31331GYP8
3137EABX6
Issuer
FANNIE MAE
FEDERAL FARM CREDIT BANK
FREDDIE MAC
Underwriters
Barclays, Goldman Sachs, JP
Morgan, Deutsche Bank, Guzman
& Co, Morgan Stanley, Utendahl
Capital Partners
Barclays, HSBC, Morgan Stanley,
Jefferies & Co
Barclays, Citigroup, Goldman
Sachs
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 3 09/16/14
FFCB 2 1/8 06/18/12
FHLMC 2 1/2 01/07/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/13/2009
6/12/2009
1/5/2009
Total amount of offering sold to QIBs
4,000,000,000
1,600,000,000
3,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
4,000,000,000
1,600,000,000
3,500,000,000
Public offering price
99.730
99.760
99.437
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.80%
0.08%
0.10%
Rating
Aaa / AAAe
Aaa / AAA
Aaa / AAA
Current yield
2.96%
2.10%
2.49%
Benchmark vs Spread (basis points)
43.5bp
32bp
95bp

Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000
 $
997,300
0.03%
1.49%
0.97%
9/17/2009
DWS Short Duration Plus Fund
DWS
10,000,000
 $
9,973,000
0.25%
1.49%
1.21%
9/17/2009
Total


 $
10,970,300
0.27%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XUE41
31331GYP8
3137EABX6
Issuer
FEDERAL HOME LOAN BANK
FEDERAL FARM CREDIT BANK
FREDDIE MAC
Underwriters
Bank of America, Citigroup, RBS,
Barclays, Credit Suisse, Deutsche
Bank,  FTN Financial, Goldman
Sachs, HSBC, JP Morgan, Morgan
Stanley, UBS
Barclays, HSBC, Morgan Stanley,
Jefferies & Co
Barclays, Citigroup, Goldman
Sachs
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 1 3/4 08/22/12
FFCB 2 1/8 06/18/12
FHLMC 2 1/2 01/07/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citibank
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/22/2009
6/12/2009
1/5/2009
Total amount of offering sold to QIBs
4,000,000,000
1,600,000,000
3,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
4,000,000,000
1,600,000,000
3,500,000,000
Public offering price
99.862
99.760
99.437
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.08%
0.08%
0.10%
Rating
Aaa / AAAe
Aaa / AAA
Aaa / AAA
Current yield
1.75%
2.10%
2.49%
Benchmark vs Spread (basis points)
35bp
32bp
95bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS GNMA Fund
DWS
18,400,000
 $
18,374,608
0.46%
0.45%
1.97%
9/30/2009
DWS Short Duration Fund
DWS
1,125,000
 $
1,123,448
0.03%
0.45%
2.15%
9/30/2009
DWS Short Duration Plus Fund
DWS
26,075,000
 $
26,039,017
0.65%
0.45%
2.48%
9/30/2009
DWS Strategic Government Securities
Fund
DWS
16,400,000
 $
16,377,368
0.41%
0.45%
2.28%
9/30/2009
DWS Strategic Income Fund
DWS
2,500,000
 $
2,496,550
0.06%
0.45%
6.22%
9/30/2009
DWS Strategic Income VIP
DWS
500,000
 $
499,310
0.01%
0.45%
0.19%
9/30/2009
Total


 $
64,910,300
1.63%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
31572UAA4
00828BAC9
707569AM1
Issuer
FIBRIA OVERSEAS FINANCE
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
Bank of America, Deutsche Bank, JP
Morgan, BB Securities, BNP Paribas,
Bradesco, Calyon, ING
Bank of America,  Barclays, Deutsche Bank,
JP Morgan, Wells Fargo
Bank of America Merrill Lynch, Deutsche
Bank, RBS, Wells Fargo, Calyon,
Commerzbank, Daiwa Securities, Keybanc
Capital Markets, TD Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FIBRIA 9 1/4 10/30/19
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2009
8/6/2009
8/10/2009
Total amount of offering sold to QIBs
1,000,000,000
225,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
225,000,000
325,000,000
Public offering price
99.200
98.799
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.40%
0.65%
2.00%
Rating
Ba1 / BB
B1 / B+
B1 / BB-
Current yield
8.21%
9.91%
8.54%
Benchmark vs Spread (basis points)
584.7
1029
499







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
1,690,000.00
 $
1,676,480.00
0.17%
13.16%
3.41%
12/31/2009
DWS High Income Plus Fund
360,000.00
 $
357,120.00
0.04%
13.16%
3.79%
12/31/2009
DWS High Income Trust
210,000.00
 $
208,320.00
0.02%
13.16%
4.79%
12/31/2009
DWS High Income VIP
215,000.00
 $
213,280.00
0.02%
13.16%
3.64%
12/31/2009
DWS Multi Market Income Trust
245,000.00
 $
243,040.00
0.02%
13.16%
3.98%
12/31/2009
DWS Strategic Income Fund
180,000.00
 $
178,560.00
0.02%
13.16%
1.93%
12/31/2009
DWS Strategic Income Trust
100,000.00
 $
99,200.00
0.01%
13.16%
3.92%
12/31/2009
Total
3,000,000.00
 $
2,976,000.00
0.30%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31737UAB4
45324QAB2
23636UAA5
Issuer
FINANCE FOR DANISH
INDUSTRY
ING BANK NV
DANSKE BANK A/S
Underwriters
Bank of America, Citigroup,
Deutsche Bank
Citigroup, HSBC, ING Bank, JP
Morgan
Bank of America, Citigroup,
Danske Bank, Goldman Sachs, JP
Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FINDAN 2.45 08/17/12
INTNED 2 5/8 02/09/12
DANBNK 2 1/2 05/10/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2009
1/30/2009
6/23/2009
Total amount of offering sold to QIBs
750,000,000
5,000,000,000
2,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
750,000,000
5,000,000,000
2,250,000,000
Public offering price
99.857
99.702
99.853
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.30%
0.30%
Rating
Aaa
Aaa / AAA
Aaa / AAA
Current yield
2.43%
2.57%
2.46%
Benchmark vs Spread (basis points)
77.5bp
143.3bp
78.2bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
500,000
 $
499,285
0.07%
1.29%
1.28%
9/30/2009
DWS Short Duration Plus Fund
DWS
6,000,000
 $
5,991,420
0.80%
1.29%
1.68%
9/30/2009
Total


 $
6,490,705
0.87%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.



Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
345370CN8
36155WAE6
458207AG2
Issuer
FORD MOTOR COMPANY
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Bank of America Merrill Lynch, Barclays,
Citigroup, Deutsche Bank, Goldman Sachs,
JP Morgan, Morgan Stanley, RBS, BNP
Paribas, HSBC
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank, Goldman
Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
F 4 1/4 11/15/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
2,875,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,875,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
2.00%
1.75%
Rating
Caa1 / CCC
B2 / BB-
B3 / B+
Current yield
3.02%
8.37%
8.15%
Benchmark vs Spread (basis points)
117.1
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
1,390,000
$1,390,000.00
0.05%
12.00%
1.35%
11/19/2009
DWS High Income Plus Fund
310,000
$310,000.00
0.01%
12.00%
1.35%
11/19/2009
DWS High Income Trust
180,000
$180,000.00
0.01%
12.00%
0.95%
11/19/2009
DWS High Income VIP
185,000
$185,000.00
0.01%
12.00%
1.76%
11/19/2009
DWS Multi Market Income Trust
280,000
$280,000.00
0.01%
12.00%
1.27%
11/19/2009
DWS Strategic Income Fund
85,000
$85,000.00
0.00%
12.00%
1.60%
11/19/2009
DWS Strategic Income Trust
70,000
$70,000.00
0.00%
12.00%
1.32%
11/19/2009
Total
2,500,000
$2,500,000.00
0.09%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAA6
00206RAP7
92343VAQ7
Issuer
Frontier Communications
AT&T Incorporated
Verizon Communications
Underwriters
Citigroup, Credit Suisse, JP Morgan,
Deutsche Bank Securities, UBS
Securities
Credit Suisse, JP Morgan, RBS Greenwich
Capital, Wachovia, Castleoak Securities,
Loop Capital Markets, Mitsubishi UFJ,
Samual A Ramirez
Banc of America Securities,Citigroup,
Credit Suisse, Greenwich Capital Markets,
Morgan Stanley, UBS Securities, Barclays
Capital, Goldman Sachs, Merrill Lynch,
Mitsubishi UFJ, RBC Capital Markets,
Scotia Capital, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
FTR 8.25% 05/01/2014
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/3/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
600,000,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
1,500,000,000
2,000,000,000
Public offering price
91.805
99.829
99.438
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.35%
0.45%
Rating
Ba2/BB
A2/A
A3/A
Current yield
8.99%
6.71%
8.80%
Benchmark vs Spread (basis points)
858bp
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,405,000.00
 $ 1,289,860
0.23%
6.75%
8.53%
5/13/2009
DWS High Income Plus Fund
DWS
345,000.00
 $    316,727
0.06%
6.75%
8.29%
5/13/2009
DWS High Income Trust
DWS
755,000.00
 $    693,128
0.13%
6.75%
11.85%
5/13/2009
DWS High Income VIP
DWS
190,000.00
 $    174,430
0.03%
6.75%
8.16%
5/13/2009
DWS Multi Market Income Trust
DWS
140,000.00
 $    128,527
0.02%
6.75%
9.88%
5/13/2009
DWS Strategic Income Fund
DWS
105,000.00
 $      96,395
0.02%
6.75%
6.01%
5/13/2009
DWS Strategic Income Trust
DWS
40,000.00
 $      36,722
0.01%
6.75%
9.67%
5/13/2009
DWS Strategic Income VIP
DWS
20,000.00
 $      18,361
0.00%
6.75%
6.03%
5/13/2009
Total

3,000,000
 $ 2,754,150
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAB4
459902AR3
018772AL7
Issuer
FRONTIER COMMUNICATIONS
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Citigroup, Credit Suisse, JP
Morgan, Deutsche Bank
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FTR 8 1/8 10/01/18
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
600,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
500,000,000
570,000,000
Public offering price
98.441
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
Ba2 / BB
Baa2 / BBB
B2 / B+
Current yield
8.07%
6.57%
9.68%
Benchmark vs Spread (basis points)
498bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
6,060,000
 $
5,965,525
1.01%
2.22%
0.86%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,275,000
 $
1,255,123
0.21%
2.22%
1.16%
9/30/2009
DWS HIGH INCOME TRUST
DWS
735,000
 $
723,541
0.12%
2.22%
1.16%
9/30/2009
DWS HIGH INCOME VIP
DWS
760,000
 $
748,152
0.12%
2.22%
0.81%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
25,000
 $
24,610
0.00%
2.22%
-0.14%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
500,000
 $
492,205
0.08%
2.22%
0.91%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
420,000
 $
413,452
0.07%
2.22%
0.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
145,000
 $
142,739
0.02%
2.22%
0.89%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
80,000
 $
78,753
0.01%
2.22%
0.72%
9/30/2009
Total


 $
9,844,100
1.66%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
36155WAE6
983130AL9
458207AG2
Issuer
GCI INC
WYNN LAS VEGAS LLC/CORP
INTELSAT JACKSON HLDG
Underwriters
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America Merrill Lynch, Deutsche
Bank, BNP Paribas, RBS, UBS
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank, Goldman
Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GNCMA 8 5/8 11/15/19
WYNN 7 7/8 11/01/17
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2009
10/9/2009
10/14/2009
Total amount of offering sold to QIBs
425,000,000
500,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
425,000,000
500,000,000
500,000,000
Public offering price
99.170
97.823
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
N/A
N/A
Rating
B2 / BB-
Ba2e / BB+
B3 / B+
Current yield
8.37%
7.74%
8.15%
Benchmark vs Spread (basis points)
533
504
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
855,000.00
 $
847,903.50
0.20%
1.72%
4.11%
12/31/2009
DWS High Income Plus Fund
180,000.00
 $
178,506.00
0.04%
1.72%
4.60%
12/31/2009
DWS High Income Trust
105,000.00
 $
104,128.50
0.02%
1.72%
5.39%
12/31/2009
DWS High Income VIP
110,000.00
 $
109,087.00
0.03%
1.72%
4.13%
12/31/2009
DWS Multi Market Income Trust
125,000.00
 $
123,962.50
0.03%
1.72%
4.57%
12/31/2009
DWS Strategic Income Fund
90,000.00
 $
89,253.00
0.02%
1.72%
2.15%
12/31/2009
DWS Strategic Income Trust
35,000.00
 $
34,709.50
0.01%
1.72%
4.58%
12/31/2009
Total
1,500,000.00
 $
1,487,550.00
0.35%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
36185JAA7
61757UAH3
06050BAG6
Issuer
GMAC INC
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Citigroup, Deutsche Bank, Morgan Stanley,
RBS
Bank of New York Mellon, BB&T, Cabrera
Capital Markets, CastleOak, FTN Financial,
HSBC, Keybanc Capital Markets, Loop
Capital Markets
Bank of America
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GMAC 1 3/4 10/30/12
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citibank
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/28/2009
1/14/2009
1/27/2009
Total amount of offering sold to QIBs
2,900,000,000
3,000,000,000
6,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,900,000,000
3,000,000,000
6,000,000,000
Public offering price
99.991
99.958
99.970
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.30%
0.30%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
1.75%
1.93%
2.06%
Benchmark vs Spread (basis points)
31.6
97.6
97.2







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS GNMA Fund
6,200,000
 $
6,199,442.00
0.21%
-0.64%
-0.09%
12/31/2009
DWS Short Duration Fund
400,000
 $
399,964.00
0.01%
-0.64%
-0.09%
12/31/2009
DWS Short Duration Plus Fund
6,000,000
 $
5,999,460.00
0.21%
0.32%
0.61%
11/16/2009
DWS Strategic Government Securities
Fund
6,200,000
 $
6,199,442.00
0.21%
0.32%
0.53%
11/16/2009
Total
18,800,000
 $
18,798,308.00
0.65%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
36186CBF9
665859AJ3
85748KAA1
Issuer
GMAC Incorporated
Northern Trust Corporation
State Street Corporation
Underwriters
Banc of America Securities, Barclays
Capital, Deutsche Bank Securities, JP
Morgan
Merrill Lynch, UBS Securities, Goldman
Sachs, Loop Capital Markets, Williams
Capital
Banc of America Securities, Goldman
Sachs, Credit Suisse, Morgan Stanley,
Muriel Siebert, UBS Securities, Williams
Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
GMAC 2.2% 12/19/2012
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/19/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
3,500,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,500,000,000
400,000,000
1,500,000,000
Public offering price
99.841
99.611
99.856
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.30%
0.30%
0.30%
Rating
Aaa/AAA
A1/AA-
Aaae/AAA
Current yield
2.20%
5.52%
2.15%
Benchmark vs Spread (basis points)
80bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $    768,776
0.02%
-0.24%
1.26%
6/30/2009
DWS Short Duration Plus Fund
DWS
9,230,000.00
 $ 9,215,324
0.26%
-0.24%
1.28%
6/30/2009
Total

10,000,000
 $ 9,984,100
0.29%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
36962G4D3
61747YCG8
06051GDZ9
Issuer
GENERAL ELEC CAP
CORPORATION
MORGAN STANLEY
BANK OF AMERICA
Underwriters
Bank of America, Barclays,
Deutsche Bank, RBS, Blaylock
Robert Van, CastleOak Securities,
Samuel Ramirez & Co, Utendahl
Capital Partners, Williams Capital
Group
Keefe Bruyette & Woods, Loop
Capital Markets, Siebert Capital
Markets, Bank of New York
Mellon, BB&T Capital Markets,
Blaylock Robert Van, Cabrera
Capital Markets
Bank of America
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GE 6 08/07/19
MS 7.3 05/13/19
BAC 7 5/8 06/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2009
5/8/2009
5/28/2009
Total amount of offering sold to QIBs
2,000,000,000
3,000,000,000
2,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
3,000,000,000
2,500,000,000
Public offering price
99.888
99.769
99.244
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.43%
0.45%
0.45%
Rating
Aa2 / AA+
A2 / A
A2 / A
Current yield
5.74%
6.62%
6.76%
Benchmark vs Spread (basis points)
235bp
360bp
410bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS BALANCED FUND
DWS
710,000
 $
709,205
0.04%
1.56%
4.56%
9/30/2009
DWS BALANCED VIP
DWS
190,000
 $
189,787
0.01%
1.56%
4.58%
9/30/2009
DWS BOND VIP
DWS
355,000
 $
354,602
0.02%
1.56%
2.42%
9/30/2009
DWS CORE FIXED INCOME FUND
DWS
2,630,000
 $
2,627,054
0.13%
1.56%
2.44%
9/30/2009
DWS CORE FIXED INCOME VIP
DWS
310,000
 $
309,653
0.02%
1.56%
2.46%
9/30/2009
DWS CORE PLUS INCOME FUND
DWS
955,000
 $
953,930
0.05%
1.56%
2.35%
9/30/2009
DWS GLOBAL BOND FUND
DWS
400,000
 $
399,552
0.02%
1.56%
3.54%
9/30/2009
DWS Strategic Income Fund
DWS
1,320,000
 $
1,318,522
0.07%
1.56%
3.89%
9/30/2009
DWS Strategic Income VIP
DWS
265,000
 $
264,703
0.01%
1.56%
4.36%
9/30/2009
Total


 $
7,127,009
0.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
37250WAA6
459902AR3
018772AL7
Issuer
GEOEYE INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch, JP
Morgan, Canaccord Adams,
Deutsche Bank, Dougherty & Co,
Jefferies, SMH Capital Advisors
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GEOY 9 5/8 10/01/15
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/23/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
400,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
400,000,000
500,000,000
570,000,000
Public offering price
97.262
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.65%
2.00%
Rating
B1 / B
Baa2 / BBB
B2 / B+
Current yield
9.67%
6.57%
9.68%
Benchmark vs Spread (basis points)
746bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
575,000
 $
559,257
0.14%
4.23%
0.00%
9/25/2009
DWS High Income Plus Fund
DWS
120,000
 $
116,714
0.03%
4.23%
-0.16%
9/25/2009
DWS High Income Trust
DWS
70,000
 $
68,083
0.02%
4.23%
0.00%
9/25/2009
DWS High Income VIP
DWS
70,000
 $
68,083
0.02%
4.23%
0.00%
9/25/2009
DWS Lifecycle Long Range Fund
DWS
10,000
 $
9,726
0.00%
4.23%
-1.09%
9/25/2009
DWS Multi Market Income Trust
DWS
75,000
 $
72,947
0.02%
4.23%
0.00%
9/25/2009
DWS Strategic Income Fund
DWS
60,000
 $
58,357
0.01%
4.23%
0.44%
9/25/2009
DWS Strategic Income Trust
DWS
20,000
 $
19,452
0.00%
4.23%
0.08%
9/25/2009
Total


 $
972,620
0.25%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
37331NAA9
26054LFJ7
920355AF1
Issuer
Georgia-Pacific
Dow Chemical Company
Valspar Corporation
Underwriters
Banc of America Securities, Citigroup,
JP Morgan, Morgan Stanley, RBS
Greenwich Capital, BNP Paribas,
Credit Suisse, Deutsche Bank
Securities, HSBC Securities, KBC
Financial, Mitsubishi UFJ, Mizuho
Securities, Scotia Capital, SG
Americas, SunTrust Robinson
Banc of America Securities, Incapital
Bank of America, Merrill Lynch, Goldman
Sachs, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
GP 8.25% 05/01/2016
DOW 7% 11/15/2013
VAL 7.25% 06/15/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/20/2009
10/27/2008
6/16/2009
Total amount of offering sold to QIBs
750,000,000
10,142,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
750,000,000
10,142,000
300,000,000
Public offering price
96.155
100.000
99.574
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.00%
0.65%
Rating
Ba3/BB-
Baa3/BBB-
Baa2/BBB
Current yield
8.58%
7.00%
7.28%
Benchmark vs Spread (basis points)
663bp
323bp
362bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,285,000
 $ 1,235,592
0.17%
0.88%
9.78%
6/30/2009
DWS High Income Plus Fund
DWS
350,000
 $    336,543
0.05%
0.88%
9.94%
6/30/2009
DWS High Income Trust
DWS
245,000
 $    235,580
0.03%
0.88%
13.56%
6/30/2009
DWS High Income VIP
DWS
110,000
 $    105,771
0.01%
0.88%
9.43%
6/30/2009
DWS Multi Market Income Trust
DWS
310,000.00
 $    298,081
0.04%
0.88%
9.56%
6/30/2009
DWS Strategic Income Fund
DWS
100,000
 $      96,155
0.01%
0.88%
6.23%
6/30/2009
DWS Strategic Income Trust
DWS
85,000.00
 $      81,732
0.01%
0.88%
9.27%
6/30/2009
DWS Strategic Income VIP
DWS
15,000
 $      14,423
0.00%
0.88%
6.83%
6/30/2009
Total

2,500,000
 $ 2,403,875
0.33%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
382550AZ4
450679BW4
415864AJ6
Issuer
Goodyear Tire
ITT Corp
Harsco Corp
Underwriters
Citigroup, Goldman Sachs, JP Morgan,
BNP Paribas, Calyon, HSBC
Securities, Morgan Stanley, Natixis
Bleichroeder, Deutsche Bank Securities
Citigroup, JP Morgan, Barclays Capital,
BNP Paribas Securities Corp, Goldman
Sachs, ING Financial Markets, Lazard
Capital Markets LLC, Mitsubishi UFJ
Securities USA, Morgan Stanley, RBS
Securities, SG Americas Securities,
UBS Securities, US Bancorp Investments,
Wells Fargo Securities LLC
Citigroup, JP Morgan, RBS Greenwich
Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
GT 10.5% 05/15/2016
ITT 4.9% 05/01/2014
HSC .75% 05/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/6/2009
4/28/2009
5/12/2008
Total amount of offering sold to QIBs
1,000,000,000
500,000,000
450,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
500,000,000
450,000,000
Public offering price
95.846
99.807
99.895
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.88%
0.60%
0.65%
Rating
B1/B+
Baa1/BBB+
Baa1/A-
Current yield
10.96%
4.91%
5.76%
Benchmark vs Spread (basis points)
877bp
300bp
200bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,131
0.00%
5.38%
2.23%
6/30/2009
DWS Balanced VIP
DWS
10,000.00
 $       9,585
0.00%
5.38%
2.35%
6/30/2009
DWS High Income Fund
DWS
1,780,000.00
 $ 1,706,059
0.18%
5.38%
5.87%
6/30/2009
DWS High Income Plus Fund
DWS
370,000.00
 $    354,630
0.04%
5.38%
6.00%
6/30/2009
DWS High Income Trust
DWS
205,000.00
 $    196,484
0.02%
5.38%
8.51%
6/30/2009
DWS High Income VIP
DWS
225,000.00
 $    215,654
0.02%
5.38%
5.89%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,169
0.00%
5.38%
2.78%
6/30/2009
DWS Multi Market Income Trust
DWS
160,000.00
 $    153,354
0.02%
5.38%
5.32%
6/30/2009
DWS Strategic Income Fund
DWS
120,000.00
 $    115,015
0.01%
5.38%
3.74%
6/30/2009
DWS Strategic Income Trust
DWS
40,000.00
 $      38,338
0.00%
5.38%
5.23%
6/30/2009
DWS Strategic Income VIP
DWS
25,000.00
 $      23,962
0.00%
5.38%
4.34%
6/30/2009
Total

3,000,000
 $ 2,875,380
0.30%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
397624AF4
459902AR3
018772AL7
Issuer
GREIF INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Deutsche Bank,
JP Morgan, Fifth Third Securities,
Huntington Investment, PNC
Capital Markets, RBS, US Bancorp
Investments
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GEF 7 3/4 08/01/19
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/23/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
250,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
500,000,000
570,000,000
Public offering price
96.637
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.63%
0.65%
2.00%
Rating
Ba2 / BB+
Baa2 / BBB
B2 / B+
Current yield
7.49%
6.57%
9.68%
Benchmark vs Spread (basis points)
461
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS HIGH INCOME PLUS FUND
DWS
190,000
 $
183,610
0.08%
6.58%
8.69%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
25,000
 $
24,159
0.01%
6.58%
6.74%
9/30/2009
DWS HIGH INCOME TRUST
DWS
110,000
 $
106,301
0.04%
6.58%
11.40%
9/30/2009
DWS HIGH INCOME FUND
DWS
910,000
 $
879,397
0.36%
6.58%
8.34%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
125,000
 $
120,796
0.05%
6.58%
6.22%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
30,000
 $
28,991
0.01%
6.58%
9.42%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
110,000
 $
106,301
0.04%
6.58%
9.45%
9/30/2009
Total


 $
1,449,555
0.60%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
404119BG3
459902AR3
018772AL7
Issuer
HCA INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Citigroup,
Goldman Sachs, JP Morgan, Wells
Fargo, Barclays, Calyon, Credit
Suisse, Deutsche Bank, GE,
Mizuho Securities, Morgan
Stanley, RBS
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HCA 7 7/8 02/15/20
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/29/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
1,250,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,250,000,000
500,000,000
570,000,000
Public offering price
98.254
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.70%
0.65%
2.00%
Rating
Ba3 / BB
Baa2 / BBB
B2 / B+
Current yield
7.80%
6.57%
9.68%
Benchmark vs Spread (basis points)
446bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
3,660,000
 $
3,596,096
0.29%
2.16%
7.10%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,125,000
 $
1,105,358
0.09%
2.16%
7.61%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
455,000
 $
447,056
0.04%
2.16%
8.13%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
1,385,000
 $
1,360,818
0.11%
2.16%
5.08%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
140,000
 $
137,556
0.01%
2.16%
8.20%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
235,000
 $
230,897
0.02%
2.16%
5.84%
9/30/2009
Total


 $
6,877,780
0.56%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
404119BE8
14149YAS7
031162AX8
Issuer
HCA
Cardinal Health
Amgen Inc
Underwriters
Banc of America Securities, Citigroup,
Deutsche Bank Securities, Goldman
Sachs & Co, JP Morgan, Barclays
Capital, Credit Suisse, Mizuho
Securities USA, Wachovia Securities
Banc of Amercia Securities
Barclays Capital, Goldman Sachs, Merrill
Lynch
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
HCA 8.5% 04/15/2019
CAH 5.5% 06/15/2013
AMGN 6.15% 06/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America Securities
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/15/2009
5/28/2008
5/20/2008
Total amount of offering sold to QIBs
1,500,000,000
300,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,500,000,000
300,000,000
500,000,000
Public offering price
96.755
99.637
99.828
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.17%
0.55%
0.33%
Rating
Ba3/BB
Baa3/BBB+
A3/A+
Current yield
8.79%
5.52%
6.16%
Benchmark vs Spread (basis points)
624bp
225bp
240bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,055,000.00
 $ 2,955,865
0.20%
3.35%
5.09%
5/6/2009
DWS High Income Plus Fund
DWS
635,000.00
 $    614,394
0.04%
3.35%
5.09%
5/6/2009
DWS High Income Trust
DWS
335,000.00
 $    324,129
0.02%
1.29%
15.92%
6/30/2009
DWS High Income VIP
DWS
390,000.00
 $    377,345
0.03%
1.29%
10.96%
6/30/2009
DWS Multi Market Income Trust
DWS
270,000.00
 $    261,239
0.02%
1.29%
10.60%
6/30/2009
DWS Strategic Income Fund
DWS
200,000.00
 $    193,510
0.01%
1.29%
6.50%
6/30/2009
DWS Strategic Income Trust
DWS
70,000.00
 $      67,729
0.00%
1.29%
10.44%
6/30/2009
DWS Strategic Income VIP
DWS
45,000.00
 $      43,540
0.00%
1.29%
7.05%
6/30/2009
Total

5,000,000
 $ 4,837,750
0.33%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
413622AA9
120568AT7
12626PAJ2
Issuer
Harrah's Entertainment Incorporated
Bunge Limited Finance
CRH America Incorporated
Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Credit
Suisse, Goldman Sachs, Morgan
Stanley, Citigroup
BNP Paribas, HSBC Securities, JP Morgan,
RBS Securities, Bank of Tokyo Mitsubishi
Trust Co, BBVA Compass, Calyon New York,
Citigroup, ING Bank, Rabobank International,
Sociate Generale, Standard Chartered Bank
Barclays Capital, BNP Paribas, Citigroup,
JP Morgan, Banc of America Securities LLC,
ING Bank, J&E Davy Holdings, Rabo Securities,
RBS Greenwich Capital, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
HET 11.25% 06/01/2017
BG 8.5% 06/15/2019
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/27/2009
6/4/2009
7/16/2008
Total amount of offering sold to QIBs
1,375,000,000
600,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,375,000,000
600,000,000
650,000,000
Public offering price
96.225
99.997
99.963
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
0.65%
0.45%
Rating
Caa1/B
Baa2/BBB-
Baa1/BBB+
Current yield
9.53%
8.50%
8.13%
Benchmark vs Spread (basis points)
857bp
479bp
420bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
4,200,000.00
 $  4,041,450
0.31%
-1.79%
2.99%
6/30/2009
DWS High Income Plus Fund
DWS
865,000.00
 $     832,346
0.06%
-1.79%
3.75%
6/30/2009
DWS High Income Trust
DWS
500,000.00
 $     481,125
0.04%
-1.79%
4.66%
6/30/2009
DWS High Income VIP
DWS
545,000.00
 $     524,426
0.04%
-1.79%
3.15%
6/30/2009
DWS Multi Market Income Trust
DWS
440,000.00
 $     423,390
0.03%
-1.79%
3.25%
6/30/2009
DWS Strategic Income Fund
DWS
330,000.00
 $     317,543
0.02%
-1.79%
2.08%
6/30/2009
DWS Strategic Income Trust
DWS
120,000.00
 $     115,470
0.01%
-1.79%
4.66%
6/30/2009
Total

7,000,000
 $  6,735,750
0.51%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
413627BK5
459902AR3
018772AL7
Issuer
HARRAHS OPERATING CO
INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch,
Citigroup, Credit Suisse, Deutsche
Bank, JP Morgan, Goldman
Sachs, Morgan Stanley
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HET 11 1/4 06/01/17
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/8/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
720,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
720,000,000
500,000,000
570,000,000
Public offering price
100.000
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
Caa1e / Be
Baa2 / BBB
B2 / B+
Current yield
11.01%
6.57%
9.68%
Benchmark vs Spread (basis points)
818.10%
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
2,815,000
$2,815,000
0.39%
1.00%
4.40%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
600,000
$600,000
0.08%
1.00%
4.48%
9/30/2009
DWS HIGH INCOME TRUST
DWS
355,000
$355,000
0.05%
1.00%
5.84%
9/30/2009
DWS HIGH INCOME VIP
DWS
360,000
$360,000
0.05%
1.00%
4.19%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
30,000
$30,000
0.00%
1.00%
2.94%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
375,000
$375,000
0.05%
1.00%
4.46%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
300,000
$300,000
0.04%
1.00%
2.71%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
105,000
$105,000
0.01%
1.00%
4.38%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
60,000
$60,000
0.01%
1.00%
2.84%
9/30/2009
Total


$5,000,000
0.69%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
42210PAM4
00828BAC9
707569AM1
Issuer
HEADWATERS INC
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
Bank of America Merrill Lynch, Deutsche
Bank, Morgan Stanley
Bank of America, Barclays, Deutsche Bank,
JP Morgan, Wells Fargo
Bank of America Merrill Lynch, Deutsche
Bank, RBS, Wells Fargo, Calyon,
Commerzbank, Daiwa Securities, Keybanc
Capital Markets, TD Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HW 11 3/8 11/01/14
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2009
8/6/2009
8/10/2009
Total amount of offering sold to QIBs
328,250,000
225,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
328,250,000
225,000,000
325,000,000
Public offering price
99.067
98.799
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
B2 / B+
B1 / B+
B1 / BB-
Current yield
10.68%
9.91%
8.54%
Benchmark vs Spread (basis points)
936
1029
499







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
575,000
 $
569,635.25
0.18%
2.96%
0.00%
10/20/2009
DWS High Income Plus Fund
120,000.00
 $
118,880.40
0.04%
2.96%
0.00%
10/20/2009
DWS High Income Trust
70,000.00
 $
69,346.90
0.02%
2.96%
0.00%
10/20/2009
DWS High Income VIP
75,000.00
 $
74,300.25
0.02%
2.96%
0.00%
10/20/2009
DWS Multi Market Income Trust
80,000.00
 $
79,253.60
0.02%
2.96%
0.00%
10/20/2009
DWS Strategic Income Fund
60,000.00
 $
59,440.20
0.02%
2.96%
0.00%
10/20/2009
DWS Strategic Income Trust
20,000.00
 $
19,813.40
0.01%
2.96%
0.00%
10/20/2009
Total
1,000,000
 $
990,670.00
0.30%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AX1
529772AD7
055921AA8
Issuer
Hewlett Packard Company
Lexmark International Incorporated
BMC Software Incorporated
Underwriters
Banc of America Securities, Credit
Suisse, Deutsche Bank Securities,
Morgan Stanley, RBS Greenwich
Capital, Barclays Capital, BNP Paribas,
HSBC Securities, Mitsubishi UFJ,
Wachovia
Citigroup, JP Morgan, Scotia Capital,
SunTrust Robinson
Banc of America Securities, Credit
Suisse, JP Morgan, Merrill Lynch, Morgan
Stanley, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
HPQ 2.25% 05/27/2011
LXK 5.9% 06/01/2013
BMC 7.25% 06/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/21/2009
5/19/2008
5/29/2008
Total amount of offering sold to QIBs
1,000,000,000
350,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
350,000,000
300,000,000
Public offering price
99.967
99.830
99.406
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.15%
0.60%
0.65%
Rating
A2/A
Baa3/BBB-
Baa3/BBB
Current yield
2.25%
5.91%
7.29%
Benchmark vs Spread (basis points)
140bp
285bp
325bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
240,000.00
 $    239,921
0.02%
0.34%
1.14%
6/30/2009
DWS Short Duration Plus Fund
DWS
2,880,000.00
 $ 2,879,050
0.29%
0.34%
1.13%
6/30/2009
Total

3,120,000
 $ 3,118,970
0.31%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AY9
529772AD7
055921AA8
Issuer
Hewlett Packard Company
Lexmark International Incorporated
BMC Software Incorporated
Underwriters
Banc of America Securities, Credit
Suisse, Deutsche Bank Securities,
Morgan Stanley, RBS Greenwich
Capital, Barclays Capital, BNP Paribas,
HSBC Securities, Mitsubishi UFJ,
Wachovia
Citigroup, JP Morgan, Scotia Capital,
SunTrust Robinson
Banc of America Securities, Credit Suisse,
JP Morgan, Merrill Lynch, Morgan Stanley,
UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
HPQ 2.95% 08/15/2012
LXK 5.9% 06/01/2013
BMC 7.25% 06/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/21/2009
5/19/2008
5/29/2008
Total amount of offering sold to QIBs
250,000,000
350,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
350,000,000
300,000,000
Public offering price
99.984
99.830
99.406
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.20%
0.60%
0.65%
Rating
A2/A
Baa3/BBB-
Baa3/BBB
Current yield
2.95%
5.91%
7.29%
Benchmark vs Spread (basis points)
160bp
285bp
325bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
130,000.00
 $    129,979
0.05%
0.32%
1.14%
6/30/2009
DWS Short Duration Plus Fund
DWS
1,610,000.00
 $ 1,609,742
0.64%
0.32%
1.13%
6/30/2009
Total

1,740,000
 $ 1,739,722
0.70%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
44701QAR3
459902AR3
018772AL7
Issuer
HUNTSMAN INTL LLC
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Credit Suisse, Deutsche Bank
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HUN 5 1/2 06/30/16
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/9/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
600,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
500,000,000
570,000,000
Public offering price
100.000
99.453
95.177
Price paid if other than public offering
 price
N/A
N/A
N/A
Underwriting spread or commission
N/A
0.65%
2.00%
Rating
B1 / B-
Baa2 / BBB
B2 / B+
Current yield
6.41%
6.57%
9.68%
Benchmark vs Spread (basis points)
245.8bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
1,410,000
$1,410,000
0.24%
6.25%
4.16%
9/30/2009
DWS High Income Plus Fund
DWS
300,000
$300,000
0.05%
6.25%
4.31%
9/30/2009
DWS High Income Trust
DWS
180,000
$180,000
0.03%
6.25%
5.59%
9/30/2009
DWS High Income VIP
DWS
180,000
$180,000
0.03%
6.25%
4.02%
9/30/2009
DWS Lifecycle Long Range Fund
DWS
15,000
$15,000
0.00%
6.25%
2.43%
9/30/2009
DWS Multi Market Income Trust
DWS
185,000
$185,000
0.03%
6.25%
4.22%
9/30/2009
DWS Strategic Income Fund
DWS
150,000
$150,000
0.03%
6.25%
2.71%
9/30/2009
DWS Strategic Income Trust
DWS
50,000
$50,000
0.01%
6.25%
4.12%
9/30/2009
DWS Strategic Income VIP
DWS
30,000
$30,000
0.01%
6.25%
2.74%
9/30/2009
Total


$2,500,000
0.42%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
44920UAB4
73755LAE7
205887BE1
Issuer
HYUNDAI CAPITAL SERVICES
POTASH CORP-SASKATCHEWAN
CONAGRA FOODS INC
Underwriters
Citigroup, Deutsche Bank, Goldman Sachs,
JP Morgan, Morgan Stanley, RBS
Bank of America, HSBC, RBC, BMO, CIBC,
Comerica Securities, Goldman Sachs,
Mitsubishi UFJ Securities, Rabo Securities,
Scotia Capital, SG Americas
Bank of America, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HYUCAP 6 05/05/15
POT 5 1/4 05/15/14
CAG 5 7/8 04/15/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2009
4/28/2009
4/6/2009
Total amount of offering sold to QIBs
500,000,000
500,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
500,000,000
500,000,000
Public offering price
99.543
99.757
99.957
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.75%
0.60%
0.60%
Rating
Baa2 / BBB
Baa1 / A-
Baa2 / BBB
Current yield
5.65%
4.89%
5.33%
Benchmark vs Spread (basis points)
369.4
337.5
400







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
250,000
 $
248,857.50
0.05%
4.90%
0.88%
12/31/2009
DWS Short Duration Plus Fund
3,750,000
 $
3,732,862.50
0.75%
4.90%
0.73%
12/31/2009
Total
4,000,000
 $
3,981,720.00
0.80%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
46284PAM6
459902AR3
018772AL7
Issuer
IRON MOUNTAIN INC
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch,
Barclays Capital, JP Morgan,
Scotia Capital, Deutsche Bank
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
IRM 8 3/8 08/15/21
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/5/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
550,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
550,000,000
500,000,000
570,000,000
Public offering price
99.625
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
B2 / B+
Baa2 / BBB
B2 / B+
Current yield
8.21%
6.57%
9.68%
Benchmark vs Spread (basis points)
466bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
4,180,000
$4,164,325
0.76%
3.38%
5.10%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
870,000
$866,738
0.16%
3.38%
4.89%
9/30/2009
DWS HIGH INCOME TRUST
DWS
620,000
$617,675
0.11%
3.38%
7.07%
9/30/2009
DWS HIGH INCOME VIP
DWS
530,000
$528,013
0.10%
3.38%
5.08%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
40,000
$39,850
0.01%
3.38%
5.55%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
615,000
$612,694
0.11%
3.38%
5.71%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
395,000
$393,519
0.07%
3.38%
4.12%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
170,000
$169,363
0.03%
3.38%
5.76%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
80,000
$79,700
0.01%
3.38%
4.36%
9/30/2009
Total


$7,471,875
1.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
471065AA0
665859AJ3
85748KAA1
Issuer
Japan Finance Corporation
Northern Trust Corporation
State Street Corporation
Underwriters
Barclays Capital, Deutsche Bank
Securities, Morgan Stanley
Merrill Lynch, UBS Securities, Goldman
Sachs, Loop Capital Markets, Williams
Capital
Banc of America Securities, Goldman Sachs,
Credit Suisse, Morgan Stanley, Muriel
Siebert, UBS Securities, Williams Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
JFCORP 2% 06/24/2011
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/17/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
2,500,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,500,000,000
400,000,000
1,500,000,000
Public offering price
99.890
99.611
99.856
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.08%
0.30%
0.30%
Rating
Aa2/AA
A1/AA-
Aaae/AAA
Current yield
2.00%
5.52%
2.15%
Benchmark vs Spread (basis points)
90bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
382,000.00
 $    381,580
0.02%
0.29%
0.52%
6/30/2009
DWS Short Duration Plus Fund
DWS
4,568,000.00
 $ 4,562,975
0.18%
0.29%
0.52%
6/30/2009
Total

4,950,000
 $ 4,944,555
0.20%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500635AB3
30216BBS0
500769DF83
Issuer
KOREA GAS CORP
EXPORT DEVELOPMENT
CANAD
KFW
Underwriters
Bank of America, Deutsche Bank,
JP Morgan
Bank of America, BNP Paribas,
HSBC, RBC
Credit Suisse, Deutsche Bank,  JP
Morgan, Morgan Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KORGAS 6 07/15/14
EDC 3 1/8 04/24/14
KFW 3 1/2 03/10/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/9/2009
4/20/2009
3/3/2009
Total amount of offering sold to QIBs
500,000,000
1,000,000,000
5,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
1,000,000,000
5,000,000,000
Public offering price
99.165
99.835
N/A
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.15%
0.15%
Rating
A2 / A
Aaa / AAA
Aaa / AAA
Current yield
5.72%
3.06%
3.38%
Benchmark vs Spread (basis points)
390
135.75
162.8








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS SHORT DURATION FUND
DWS
245,000
$242,954
0.05%
6.29%
2.60%
9/30/2009
DWS SHORT DURATION PLUS FUND
DWS
2,935,000
$2,910,493
0.58%
6.29%
3.26%
9/30/2009
Total


$3,153,447
0.63%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
50064YAA1
153645BB1
023608AE2
Issuer
Korea Hydro & Nuclear Power
Central Illinois Light
Ameren Corporation
Underwriters
Barclays Capital, Citigroup, Goldman
Sachs, Deutsche Bank Securities
BNP Paribas, Goldman Sachs
BNP Paribas, JP Morgan, UBS Securities,
PNC Capital, Scotia Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
KOHNPW 6.25% 06/17/2014
AEE 8.875% 12/15/2013
KSU 8% 06/01/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/10/2009
5/6/2009
5/12/2009
Total amount of offering sold to QIBs
1,000,000,000
150,000,000
425,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
150,000,000
425,000,000
Public offering price
98.935
99.997
99.505
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.60%
0.60%
Rating
A2/A
Baa2/BBB+
Baa3/BB+
Current yield
6.32%
8.88%
8.92%
Benchmark vs Spread (basis points)
362bp
734bp
698bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
430,000.00
 $    425,421
0.04%
0.83%
0.97%
6/30/2009
DWS Short Duration Plus Fund
DWS
5,170,000.00
 $ 5,114,940
0.52%
0.83%
0.69%
6/30/2009
Total

5,600,000
 $ 5,540,360
0.56%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
50065JAA3
500769DF8
30216BBS0
Issuer
KOREA EXPRESSWAY CORP
KFW
EXPORT DEVELOPMENT CANADA
Underwriters
Bank of America Merrill Lynch, Deutsche
Bank, HSBC
Credit Suisse, Deutsche Bank, Credit
Suisse, JP Morgan, Morgan Stanley
Bank of America, BNP Paribas, HSBC, RBC
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HIGHWY 4 1/2 03/23/15
KFW 3 1/2 03/10/14
EDC 3 1/8 04/24/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2009
3/3/2009
4/20/2009
Total amount of offering sold to QIBs
700,000,000
5,000,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
700,000,000
5,000,000,000
1,000,000,000
Public offering price
99.335
99.973
99.835
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.15%
0.15%
Rating
A2 / A
Aaa / AAA
Aaa / AAA
Current yield
4.43%
3.37%
3.05%
Benchmark vs Spread (basis points)
230
162.8
135.75







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
240,000.00
 $
238,404.00
0.03%
2.57%
0.99%
12/31/2009
DWS Short Duration Plus Fund
3,865,000.00
 $
3,839,297.75
0.55%
2.57%
1.16%
12/31/2009
Total
4,105,000.00
 $
4,077,701.75
0.58%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
50065LAA8
30216BBS0
00254EJE8
Issuer
KOREA NATIONAL OIL CORP
EXPORT DEVELOPMENT
CANAD
SWEDISH EXPORT CREDIT
Underwriters
Bank of America Merrill Lynch,
Barclays, BNP Paribas, Deutsche
Bank, JP Morgan, Korea
Development Bank
Bank of America, BNP Paribas,
HSBC, RBC
Bank of America, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KOROIL 5 3/8 07/30/14
EDC 3 1/8 04/24/14
SEK 3 1/4 09/16/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/23/2009
4/20/2009
9/9/2009
Total amount of offering sold to QIBs
1,000,000,000
1,000,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
1,000,000,000
1,500,000,000
Public offering price
99.344
99.835
99.908
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.06%
0.15%
0.15%
Rating
A2 / A
Aaa / AAA
Aa1e / AA+e
Current yield
5.22%
3.06%
3.23%
Benchmark vs Spread (basis points)
300bp
135.75bp
86.75bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
585,000
$581,162
0.06%
3.25%
2.27%
9/30/2009
DWS Short Duration Plus Fund
DWS
7,030,000
$6,983,883
0.70%
3.25%
2.71%
9/30/2009
Total


$7,565,046
0.76%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
500769DK7
30216BBS0
500769DF8
Issuer
KFW
EXPORT DEVELOPMENT CANADA
KFW
Underwriters
Barclays, JP Morgan, RBC, BNP Paribas,
Citigroup, Credit Suisse, Deutsche Bank,
DZ Bank, HSBC, Morgan Stanley, Royal
Bank of Scotland, TD Securities, UBS
Bank of America, BNP Paribas, HSBC, RBC
Credit Suisse, Deutsche Bank, JP Morgan,
Morgan Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KFW 2 3/4 10/21/14
EDC 3 1/8 04/24/14
KFW 3 1/2 03/10/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
RBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/14/2009
4/20/2009
3/3/2009
Total amount of offering sold to QIBs
3,000,000,000
1,000,000,000
5,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,000,000,000
1,000,000,000
5,000,000,000
Public offering price
99.926
99.835
99.973
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.15%
0.15%
0.15%
Rating
Aaa  / AAA
Aaa / AAA
Aaa / AAA
Current yield
2.75%
3.05%
3.37%
Benchmark vs Spread (basis points)
44.25
135.75
162.8







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
600,000.00
 $
599,556.00
0.02%
1.13%
0.72%
11/20/2009
DWS Short Duration Plus Fund
9,400,000.00
 $
9,393,044.00
0.31%
1.13%
1.07%
11/20/2009
Total
10,000,000.00
 $
9,992,600.00
0.33%










^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is
listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
50178TAA5
097751AS0
701081AS0
Issuer
LBI ESCROW CORP
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
BAC, BCLY, CITI, CS, DB, JPM, MS
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
LYO 8 2017
BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2010
3/15/2010
3/11/2010
Total amount of offering sold to QIBs
2,250,000,000
650,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,250,000,000
650,000,000
300,000,000
Public offering price
100.000
98.320
100.000
Price paid if other than public
offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
Ba3e/ N/A
Ba2/BB+
B1/B+
Current yield
7.70
7.50
9.13
Benchmark vs Spread (basis points)
477
415
576
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income VIP
360,000
2,535,000$
0.11%
3.75%
0.43%
3/31/2010
DWS High Income
Fund
2,535,000
570,000$
0.03%
3.75%
0.80%
3/31/2010
DWS Strategic Income
VIP
100,000
360,000$
0.02%
3.75%
0.29%
3/31/2010
DWS Lifecycle Long
Range Fund
100,000
100,000$
0.00%
3.75%
0.36%
3/31/2010
DWS High Income Plus
Fund
570,000
760,000$
0.03%
3.75%
0.43%
3/31/2010
DWS Strategic Income
Fund
830,000
830,000$
0.04%
3.75%
0.21%
3/31/2010
DWS Multi Market
Income Trust
760,000
245,000$
0.01%
3.75%
0.46%
3/31/2010
DWS Strategic Income
Trust
245,000
100,000$
0.00%
3.75%
0.17%
3/31/2010
Total
5,500,000
5,500,000$
0.24%
^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Comparison Security
Comparison Security
Security Purchased
CUSIP
302203AA2
18451QAA6
527298AN3
Issuer
EXPRO FINANCE LUXEMBOURG
CLEAR CHANNEL WORLDWIDE
LEVEL 3 FINANCING INC
Underwriters
DB, GS
CITI, CS, DB, GS
BAC, BCLY, CITI, CS, DB, JPM, MS
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
EXPRO 8 1/2 12/15/16
CCU 9 1/4 12/15/23
LVLT 10 02/01/18
Is the affiliate a manager or co-manager
of offering?
N/A
N/A
Co-Manager
Name of underwriter or dealer from
which purchased
N/A
N/A
BANK OF AMERICA
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2009
12/18/2009
1/5/2010
Total amount of offering sold to QIBs
1,400,000,000
500,000,000
640,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,400,000,000
500,000,000
640,000,000
Public offering price
96.210
98.320
97.982
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
2.00%
Rating
B1/B+
B2/B
Caa1/CCC
Current yield
8.50
9.25
10.50
Benchmark vs Spread (basis points)
622
602
692
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Trust
1,825,000
1,788,172$
0.28%
1.55%
0.43%
1/6/2010
DWS High Income VIP
395,000
387,029$
0.06%
1.55%
0.46%
1/6/2010
DWS High Income
Fund
115,000
112,679$
0.02%
1.55%
0.55%
1/6/2010
DWS Strategic Income
VIP
235,000
230,258$
0.04%
1.55%
0.45%
1/6/2010
DWS Lifecycle Long
Range Fund
20,000
19,596$
0.00%
1.55%
0.12%
1/6/2010
DWS High Income Plus
Fund
140,000
137,175$
0.02%
1.55%
0.43%
1/6/2010
DWS Strategic Income
Fund
195,000
191,065$
0.03%
1.55%
0.43%
1/6/2010
DWS Multi Market
Income Trust
40,000
39,193$
0.01%
1.55%
0.46%
1/6/2010
DWS Strategic Income
Trust
35,000
34,294$
0.01%
1.55%
0.34%
1/6/2010
Total
3,000,000
2,905,166$
0.45%
^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.
Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
550243AA7
00828BAC9
707569AM1
Issuer
LUMENA RESOURCES CORP
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
BOC International, Credit Suisse,
Deutsche Bank
Bank of America, Barclays, Deutsche
Bank, JP Morgan, Wells Fargo
Bank of America Merrill Lynch,
Deutsche Bank,  RBS, Wells Fargo,
Calyon Securities, Commerzbank, Daiwa
Securities, Keybanc Capital Markets,
TD Securities
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
LUMENA 12 10/27/14
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/21/2009
8/6/2009
8/10/2009
Total amount of offering sold to QIBs
250,000,000
225,000,000
325,000,000
Total amount of any concurrent public
 offering
0
0
0
Total
250,000,000
225,000,000
325,000,000
Public offering price
99.085
98.799
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.00%
0.65%
2.00%
Rating
B1  / BB-
B1 / B+
B1 / BB-
Current yield
13.95%
9.91%
8.54%
Benchmark vs Spread (basis points)
991.1
1029
499







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
8,740,000.00
 $
8,660,029.00
3.46%
-17.24%
3.88%
12/31/2009
DWS High Income Plus Fund
1,865,000.00
 $
1,847,935.25
0.74%
-17.24%
4.11%
12/31/2009
DWS High Income Trust
545,000.00
 $
540,013.25
0.22%
-17.24%
5.39%
12/31/2009
DWS High Income VIP
1,120,000.00
 $
1,109,752.00
0.44%
-17.24%
3.97%
12/31/2009
DWS Multi Market Income Trust
635,000.00
 $
629,189.75
0.25%
-17.24%
4.22%
12/31/2009
DWS Strategic Income Fund
925,000.00
 $
916,536.25
0.37%
-17.24%
1.97%
12/31/2009
DWS Strategic Income Trust
170,000.00
 $
168,444.50
0.07%
-17.24%
4.25%
12/31/2009
Total
14,000,000.00
 $
13,871,900.00
5.55%










^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BF7
120568AT7
12626PAJ2
Issuer
MGM Mirage Incorporated
Bunge Limited Finance
CRH America Incorporated
Underwriters
Banc of America Securities, Barclays
Capital, Citigroup, RBS Greenwich
Capital, Wachovia, BNP Paribas,
Commerzbank Capital Markets, Daiwa,
Deutsche Bank Securities, JP Morgan,
Morgan Stanley, UBS Securities
BNP Paribas, HSBC Securities, JP
Morgan, RBS Securities, Bank of Tokyo,
BBVA Compass, Calyon New York, Citigroup,
ING Bank, Rabobank International, Sociate
Generale, Standard Chartered Bank
Barclays Capital, BNP Paribas, Citigroup,
JP Morgan, Banc of America Securities, ING
Bank, J&E Davy Holdings, Rabo Securities,
RBS Greenwich Capital, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
MGM 10.375% 05/15/2014
BG 8.5% 06/15/2019
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/14/2009
6/4/2009
7/16/2008
Total amount of offering sold to QIBs
650,000,000
600,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
650,000,000
600,000,000
650,000,000
Public offering price
97.184
99.997
99.963
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
0.65%
0.45%
Rating
B1/B
Baa2/BBB-
Baa1/BBB+
Current yield
10.68%
8.50%
8.13%
Benchmark vs Spread (basis points)
918bp
479bp
420bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
35,000.00
 $
34,014
0.01%
6.76%
3.52%
6/30/2009
DWS High Income Fund
DWS
1,480,000.00
 $
1,438,323
0.23%
6.76%
5.33%
6/30/2009
DWS High Income Plus Fund
DWS
305,000.00
 $
296,411
0.05%
6.76%
5.81%
6/30/2009
DWS High Income Trust
DWS
175,000.00
 $
170,072
0.03%
6.76%
7.87%
6/30/2009
DWS High Income VIP
DWS
190,000.00
 $
184,650
0.03%
6.76%
5.49%
6/30/2009
DWS Multi Market Income Trust
DWS
145,000.00
 $
140,917
0.02%
6.76%
4.73%
6/30/2009
DWS Strategic Income Fund
DWS
105,000.00
 $
102,043
0.02%
6.76%
2.74%
6/30/2009
DWS Strategic Income Trust
DWS
40,000.00
 $
38,874
0.01%
6.76%
4.84%
6/30/2009
DWS Strategic Income VIP
DWS
25,000.00
 $
24,296
0.00%
6.76%
3.20%
6/30/2009
Total

2,500,000
 $
2,429,600
0.38%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BG5
120568AT7
12626PAJ2
Issuer
MGM Mirage Incorporated
Bunge Limited Finance
CRH America Incorporated
Underwriters
Banc of America Securities, Barclays
Capital, Citigroup, RBS Securities,
Wachovia, BNP Paribas,
Commerzbank Capital Markets, Daiwa,
Deutsche Bank Securities, JP Morgan,
Morgan Stanley, UBS Securities
BNP Paribas, HSBC Securities, JP Morgan,
RBS Securities, Bank of Tokyo, BBVA Compass,
Calyon New York, Citigroup, ING Bank,
Rabobank International, Sociate Generale,
Standard Chartered Bank
Barclays Capital, BNP Paribas, Citigroup,
JP Morgan, Banc of America Securities,
ING Bank, J&E Davy Holdings, Rabo Securities,
RBS Greenwich Capital, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
MGM 11.125% 11/15/2017
BG 8.5% 06/15/2019
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/14/2009
6/4/2009
7/16/2008
Total amount of offering sold to QIBs
850,000,000
600,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
850,000,000
600,000,000
650,000,000
Public offering price
97.344
99.997
99.963
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.65%
0.45%
Rating
B1/B
Baa2/BBB-
Baa1/BBB+
Current yield
11.43%
8.50%
8.13%
Benchmark vs Spread (basis points)
918bp
479bp
420bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,805
0.01%
8.89%
3.52%
6/30/2009
DWS High Income Fund
DWS
1,795,000.00
 $ 1,747,325
0.21%
8.89%
5.33%
6/30/2009
DWS High Income Plus Fund
DWS
370,000.00
 $    360,173
0.04%
8.89%
5.81%
6/30/2009
DWS High Income Trust
DWS
200,000.00
 $    194,688
0.02%
8.89%
7.87%
6/30/2009
DWS High Income VIP
DWS
230,000.00
 $    223,891
0.03%
8.89%
5.49%
6/30/2009
DWS Multi Market Income Trust
DWS
170,000.00
 $    165,485
0.02%
8.89%
4.73%
6/30/2009
DWS Strategic Income Fund
DWS
120,000.00
 $    116,813
0.01%
8.89%
2.74%
6/30/2009
DWS Strategic Income Trust
DWS
45,000.00
 $      43,805
0.01%
8.89%
4.84%
6/30/2009
DWS Strategic Income VIP
DWS
25,000.00
 $      24,336
0.00%
8.89%
3.20%
6/30/2009
Total

3,000,000
 $ 2,920,320
0.35%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.



Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BP5
431318AJ3
563571AG3
Issuer
MGM MIRAGE
LCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, BNP, CITI, DAIWA, DB
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
MGM 9 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
2/3/2010
2/3/2010
Total amount of offering sold to QIBs
845,000,000
300,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
845,000,000
300,000,000
400,000,000
Public offering price
100.000
98.320
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
B1/B
B2/BB-
Caaa1/BB-
Current yield
8.65
8.00
9.50
Benchmark vs Spread (basis points)
529
455
609
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
1,315,000
1,315,000$
0.16%
3.00%
1.34%
3/31/2010
DWS High Income Plus
Fund
400,000
400,000$
0.05%
3.00%
1.26%
3/31/2010
DWS High Income
Trust
280,000
280,000$
0.03%
3.00%
1.72%
3/31/2010
DWS High Income VIP
145,000
145,000$
0.02%
3.00%
1.19%
3/31/2010
DWS Lifecycle Long
Range Fund
85,000
85,000$
0.01%
3.00%
1.55%
3/31/2010
DWS Multi Market
Income Trust
590,000
590,000$
0.07%
3.00%
1.61%
3/31/2010
DWS Strategic Income
Fund
460,000
460,000$
0.05%
3.00%
0.69%
3/31/2010
DWS Strategic Income
Trust
160,000
160,000$
0.02%
3.00%
1.64%
3/31/2010
DWS Strategic Income
VIP
65,000
65,000$
0.01%
3.00%
0.75%
3/31/2010
Total
3,500,000
3,435,000$
0.41%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Comparison Security
Comparison Security
Security Purchased
CUSIP
695459AE7
92203PAD8
563571AG3
Issuer
PAETEC HOLDING CORP
VANGUARD HLT HDG LLC/INC
MANITOWOC CO INC
Underwriters
BAC, DB, CS
JPM, DB
BAC, DB, JPM, BNP, CS, MIZUHO
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
PAET 8 7/8 06/30/17
VANGUA 8 02/01/24
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
N/A
N/A
Co-Manager
Name of underwriter or dealer from
which purchased
N/A
N/A
BANK OF AMERICA
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
1/20/2010
5/10/2010
Total amount of offering sold to QIBs
300,000,000
950,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
300,000,000
950,000,000
400,000,000
Public offering price
100.530
98.320
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
2.00%
Rating
NR/NR
B3/CCC+
Caa1/BB-
Current yield
8.88
8.00
9.00
Benchmark vs Spread (basis points)
539
494
609
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
550,000
550,000$
0.14%
1.50%
0.00%
2/3/2010
DWS High Income
Plus Fund
120,000
120,000$
0.03%
1.50%
0.00%
2/3/2010
DWS High Income
Trust
70,000
70,000$
0.02%
1.50%
0.00%
2/3/2010
DWS High Income VIP
70,000
70,000$
0.02%
1.50%
0.00%
2/3/2010
DWS Lifecycle Long
Range Fund
10,000
10,000$
0.00%
1.50%
0.00%
2/3/2010
DWS Multi Market
Income Trust
85,000
85,000$
0.02%
1.50%
0.00%
2/3/2010
DWS Strategic Income
Fund
60,000
60,000$
0.02%
1.50%
0.00%
2/3/2010
DWS Strategic Income
Trust
25,000
25,000$
0.01%
1.50%
0.00%
2/3/2010
DWS Strategic Income
VIP
10,000
10,000$
0.00%
1.50%
0.00%
2/3/2010
Total
1,000,000
990,000$
0.25%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.
Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
62886HAD3
36155WAE6
458207AG2
Issuer
NCL CORP LTD
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Barclays, Citigroup, Deutsche Bank, JP
Morgan, DnB NOR Markets, HSBC, UBS
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank, Goldman
Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
STRC 11 3/4 11/15/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/4/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
450,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
450,000,000
425,000,000
500,000,000
Public offering price
98.834
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.47%
2.00%
1.75%
Rating
B3 / B+
B2 / BB-
B3 / B+
Current yield
11.63%
8.37%
8.15%
Benchmark vs Spread (basis points)
892
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
1,710,000
 $
1,690,061.40
0.38%
0.76%
0.45%
11/10/2009
DWS High Income Plus Fund
360,000.00
 $
355,802.40
0.08%
0.76%
0.45%
11/10/2009
DWS High Income Trust
215,000.00
 $
212,493.10
0.05%
0.76%
0.00%
11/4/2009
DWS High Income VIP
220,000.00
 $
217,434.80
0.05%
0.76%
0.00%
11/4/2009
DWS Multi Market Income Trust
250,000.00
 $
247,085.00
0.05%
0.76%
0.00%
11/4/2009
DWS Strategic Income Fund
180,000.00
 $
177,901.20
0.04%
0.76%
0.00%
11/4/2009
DWS Strategic Income Trust
65,000.00
 $
64,242.10
0.01%
0.76%
0.00%
11/4/2009
Total
3,000,000
 $
2,965,020.00
0.66%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
63243NAA2
500769DF83
30216BBS0
Issuer
NATIONAL AGRICULTURAL CO
KFW
EXPORT DEVELOPMENT
CANAD
Underwriters
BNP Paribas, Deutsche Bank,
HSBC, JP Morgan,  NH
Investment & Securities
Credit Suisse, Deutsche Bank,
Credit Suisse, JP Morgan, Morgan
Stanley
Bank of America, BNP Paribas,
HSBC, RBC Capital
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NACF 5 09/30/14
KFW 3 1/2 03/10/14
EDC 3 1/8 04/24/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
BNP Paribas
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/23/2009
3/3/2009
4/20/2009
Total amount of offering sold to QIBs
500,000,000
5,000,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
5,000,000,000
1,000,000,000
Public offering price
99.533
N/A
99.835
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.15%
0.15%
0.15%
Rating
A2 / A
Aaa / AAA
Aaa / AAA
Current yield
4.93%
3.38%
3.06%
Benchmark vs Spread (basis points)
268bp
162.8bp
135.75bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
470,000
$467,805
0.09%
1.35%
0.19%
9/30/2009
DWS Short Duration Plus Fund
DWS
7,075,000
$7,041,960
1.41%
1.35%
0.11%
9/30/2009
Total


$7,509,765
1.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
637432LT0
72650RAV4
29379VAE3
Issuer
NATIONAL RURAL UTIL COOP
PLAINS ALL AMER PIPELINE
ENTERPRISE PRODUCTS OPER
Underwriters
Deutsche Bank, Mitsubishi UFJ
Securities, Mizuho Securities,
RBS, Scotia Capital, UBS,
Comerica Securities, PNC Capital
Markets
 BNP Paribas, JP Morgan, Wells
Fargo, BMO Capital Markets,
Mizuho Securities, RBC
Barclays, DnB NOR Markets,
Mizuho Securities, RBS, Scotia
Capital, SunTrust Robinson
Humphrey, Wachovia
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NRUC 2 5/8 09/16/12
PAA 4 1/4 09/01/12
EPD 4.6 08/01/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Royal Bank of Scotland
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/9/2009
7/20/2009
6/1/2009
Total amount of offering sold to QIBs
250,000,000
500,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
500,000,000
500,000,000
Public offering price
99.851
99.802
99.950
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
A1 / A+
Baa3 / BBB-
Baa3 / BBB-
Current yield
2.61%
4.10%
4.40%
Benchmark vs Spread (basis points)
125bp
275bp
312.5bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000
$998,510
0.40%
0.69%
0.52%
9/30/2009
Total


$998,510
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
638602BM3
61757UAH3
23636UAA5
Issuer
NATIONWIDE BLDG SOCIETY
MORGAN STANLEY
DANSKE BANK A/S
Underwriters
Barclays, Deutsche Bank, JP
Morgan, Morgan Stanley
Bank of New York Mellon, BB&T
Capital Markets, Cabrera Capital
Markets, CastleOak Securities,
FTN Financial, HSBC, Keybank,
Loop Capital
Bank of America, Citigroup,
Danske Bank, Goldman Sachs, JP
Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NWIDE 2 1/2 08/17/12
MS 1.95 06/20/12
DANBNK 2 1/2 05/10/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/10/2009
1/14/2009
6/23/2009
Total amount of offering sold to QIBs
2,000,000,000
3,000,000,000
2,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
3,000,000,000
2,250,000,000
Public offering price
99.928
99.958
99.853
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.20%
0.30%
0.30%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
2.48%
1.93%
2.46%
Benchmark vs Spread (basis points)
76.9
97.6
78.2








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,380,000
$1,379,006
0.07%
0.94%
1.28%
9/30/2009
DWS Short Duration Plus Fund
DWS
16,620,000
$16,608,034
0.83%
0.94%
1.79%
9/30/2009
Total


$17,987,040
0.90%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
63934EAM0
00828BAC9
707569AM1
Issuer
NAVISTAR INTL CORP
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
Bank of America, Citigroup, Credit Suisse,
Deutsche Bank, Goldman Sachs, JP
Morgan, RBC, Scotia Capital, UBS
Bank of America, Barclays, Deutsche Bank,
JP Morgan, Wells Fargo
Bank of America Merrill Lynch, Deutsche
Bank, RBS, Wells Fargo, Calyon Securities,
Commerzbank, Daiwa Securities, Keybanc
Capital Markets, TD Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NAV 8 1/4 11/01/21
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/22/2009
8/6/2009
8/10/2009
Total amount of offering sold to QIBs
1,000,000,000
225,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
225,000,000
325,000,000
Public offering price
96.328
98.799
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.65%
0.65%
2.00%
Rating
B1 / BB-
B1 / B+
B1 / BB-
Current yield
7.92%
9.91%
8.54%
Benchmark vs Spread (basis points)
495
1029
499







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
4,120,000.00
 $
3,968,713.60
0.40%
1.48%
0.67%
11/12/2009
DWS High Income Plus Fund
880,000.00
 $
847,686.40
0.08%
1.48%
0.50%
11/12/2009
Total
5,000,000.00
 $
4,816,400.00
0.48%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
64952WAS2
61757UAH3
06050BAG6
Issuer
NEW YORK LIFE GLOBAL FDG
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Credit Suisse, Deutsche Bank, UBS
Bank of New York Mellon, BB&T, Cabrera
Capital Markets, CastleOak Securities,
FTN Financial, HSBC, Keybanc Capital
Markets, Loop Capital Markets
Bank of America
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NYL 2 1/4 12/14/12
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/13/2009
1/14/2009
1/27/2009
Total amount of offering sold to QIBs
500,000,000
3,000,000,000
6,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
3,000,000,000
6,000,000,000
Public offering price
99.718
99.958
99.970
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.20%
0.30%
0.30%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
2.23%
1.93%
2.06%
Benchmark vs Spread (basis points)
93
97.6
97.2







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
300,000.00
 $
299,154.00
0.06%
-0.29%
0.99%
12/31/2009
DWS Short Duration Plus Fund
4,700,000.00
 $
4,686,746.00
0.94%
-0.29%
1.16%
12/31/2009
Total
5,000,000.00
 $
4,985,900.00
1.00%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
651715AJ3
459902AR3
018772AL7
Issuer
NEWPAGE CORPORATION
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Citigroup, Credit Suisse, Goldman
Sachs, Barclays, Deutsche Bank,
UBS Securities
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NEWPAG 11 3/8 12/31/14
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
1,700,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,700,000,000
500,000,000
570,000,000
Public offering price
93.996
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.65%
2.00%
Rating
B2 / CCC+
Baa2 / BBB
B2 / B+
Current yield
11.38%
6.57%
9.68%
Benchmark vs Spread (basis points)
1055bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
4,555,000
$4,281,517.80
0.25%
4.52%
1.16%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
960,000
$902,361.60
0.05%
4.52%
1.16%
9/30/2009
DWS HIGH INCOME TRUST
DWS
555,000
$521,677.80
0.03%
4.52%
0.81%
9/30/2009
DWS HIGH INCOME VIP
DWS
575,000
$540,477.00
0.03%
4.52%
-0.14%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
50,000
$46,998.00
0.00%
4.52%
0.91%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
585,000
$549,876.60
0.03%
4.52%
0.89%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
465,000
$437,081.40
0.03%
4.52%
0.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
160,000
$150,393.60
0.01%
4.52%
0.72%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
95,000
$89,296.20
0.01%
4.52%
0.72%
9/30/2009
Total


$7,519,680.00
0.44%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
653522DQ2
66989HAA6
911312AL0
Issuer
NIAGARA MOHAWK POWER
NOVARTIS CAPITAL CORP
UNITED PARCEL SERVICE
Underwriters
Deutsche Bank, JP Morgan,
Mitsubishi UFJ Securities
Bank of America, Citigroup,
Goldman Sachs, JP Morgan,
Barclays, Credit Suisse, Morgan
Stanley, UBS
Barclays, Citigroup, JP Morgan,
UBS, Bank of America, Banca IMI,
BNP Paribas, CastleOak
Securities, Credit Suisse, Goldman
Sachs, Greenwich Capital Markets
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NGGLN 3.553 10/01/14
NOVART 4 1/8 02/10/14
UPS 3 7/8 04/01/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/21/2009
2/4/2009
3/19/2009
Total amount of offering sold to QIBs
500,000,000
2,000,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
2,000,000,000
1,000,000,000
Public offering price
100.000
99.897
99.778
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.35%
0.35%
Rating
A3 / A-
Aa2 / AA-
Aa3 / AA-
Current yield
3.56%
3.94%
3.69%
Benchmark vs Spread (basis points)
110bp
225bp
230bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
190,000
$190,000.00
0.04%
0.60%
0.30%
9/30/2009
DWS Short Duration Plus Fund
DWS
2,880,000
$2,880,000.00
0.58%
0.60%
0.24%
9/30/2009
Total


$3,070,000.00
0.61%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
65409QAW2
758202AF2
758202AG0
Issuer
Nielsen Finance
Reed Elsevier Capital
Reed Elsevier Capital
Underwriters
Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, JP Morgan,
Morgan Stanley
Barclays Capital, Citigroup, HSBC Securities,
JP Morgan
Barclays Capital, Citigroup, HSBC Securities,
JP Morgan
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
VNU 11.5% 05/01/2016
REEDLN 7.75% 01/15/2014
REEDLN 8.625% 01/15/2019
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/24/2009
1/13/2009
1/13/2009
Total amount of offering sold to QIBs
500,000,000
550,000,000
950,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
550,000,000
950,000,000
Public offering price
92.173
99.744
99.612
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.35%
0.45%
Rating
Caa1/B-
Baa1/BBB+
Baa1/BBB+
Current yield
12.48%
7.77%
8.66%
Benchmark vs Spread (basis points)
1047bp
637bp
637bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,220,000.00
 $ 1,124,511
0.24%
5.51%
9.25%
6/30/2009
DWS High Income Plus Fund
DWS
255,000.00
 $    235,041
0.05%
5.51%
9.74%
6/30/2009
DWS High Income Trust
DWS
135,000.00
 $    124,434
0.03%
5.51%
13.23%
6/30/2009
DWS High Income VIP
DWS
150,000.00
 $    138,260
0.03%
5.51%
9.22%
6/30/2009
DWS Multi Market Income Trust
DWS
110,000.00
 $    101,390
0.02%
5.51%
9.12%
6/30/2009
DWS Strategic Income Fund
DWS
80,000.00
 $      73,738
0.02%
5.51%
5.79%
6/30/2009
DWS Strategic Income Trust
DWS
30,000.00
 $      27,652
0.01%
5.51%
8.96%
6/30/2009
DWS Strategic Income VIP
DWS
20,000.00
 $      18,435
0.00%
5.51%
6.39%
6/30/2009
Total

2,000,000
 $ 1,843,460
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
666807BB7
097023AW5
438516AZ9
Issuer
NORTHROP GRUMMAN CORP
BOEING CO
HONEYWELL INTERNATIONAL
Underwriters
Citigroup, Credit Suisse, Deutsche
Bank, JP Morgan, Morgan Stanley,
RBS, Banca IMI, BNP Paribas,
Goldman Sachs, Mitsubishi UFJ
Securities, SunTrust Robinson
Humphrey,  Wells Fargo
Deutsche Bank, Greenwich Capital
Markets, JP Morgan, Morgan
Stanley, UBS, ANZ Securities,
Bank of America, Banca IMI,
Barclays, BBVA Securities, BNP
Paribas, Bank of New York Mellon,
Calyon
Deutsche Bank, JP Morgan, RBS,
UBS, Bank of America, Banca
Intesa, Barclays, BBVA Securities,
BNP Paribas, Citigroup, Goldman
Sachs, HSBC
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NOC 3 7/10 08/01/14
BA 6 03/15/19
HON 5 02/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2009
3/10/2009
2/17/2009
Total amount of offering sold to QIBs
350,000,000
650,000,000
900,000,000
Total amount of any concurrent public
offering
0
0
0
Total
350,000,000
650,000,000
900,000,000
Public offering price
99.814
98.466
99.643
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.60%
0.45%
0.45%
Rating
Baa2 / BBB
A2 / A
A2 / A
Current yield
3.64%
5.37%
4.75%
Benchmark vs Spread (basis points)
115bp
320bp
237.5bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
255,000
 $
254,525.70
0.07%
0.59%
0.64%
8/6/2009
DWS Short Duration Plus Fund
DWS
3,075,000
 $
3,069,280.50
0.88%
0.59%
0.43%
8/6/2009
Total


 $
3,323,806.20
0.95%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
666807BA9
097023AW5
438516AZ9
Issuer
NORTHROP GRUMMAN CORP
BOEING CO
HONEYWELL INTERNATIONAL
Underwriters
Citigroup, Credit Suisse, Deutsche
Bank, JP Morgan, Morgan Stanley,
RBS
Deutsche Bank, Greenwich Capital
Markets, JP Morgan, Morgan
Stanley, UBS, ANZ Securities,
Bank of America, Banca IMI,
Barclays, BBVA Securities, BNP
Paribas, Bank of New York Mellon,
Calyon
Deutsche Bank, JP Morgan, RBS,
UBS, Bank of America, Banca
Intesa, Barclays, BBVA Securities,
BNP Paribas, Citigroup, Goldman
Sachs, HSBC
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NOC 5 1/20 08/01/19
BA 6 03/15/19
HON 5 02/15/19
Is the affiliate a manager or co-manager
 of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2009
3/10/2009
2/17/2009
Total amount of offering sold to QIBs
500,000,000
650,000,000
900,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
650,000,000
900,000,000
Public offering price
99.837
98.466
99.643
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.45%
0.45%
Rating
Baa2 / BBB
A2 / A
A2 / A
Current yield
4.85%
5.37%
4.75%
Benchmark vs Spread (basis points)
135bp
320bp
237.5bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS BALANCED Fund
DWS
360,000
$359,413.20
0.07%
1.90%
1.94%
8/4/2009
DWS BALANCED VIP
DWS
100,000
$99,837.00
0.02%
1.90%
1.98%
8/4/2009
DWS BOND VIP
DWS
195,000
$194,682.15
0.04%
1.90%
1.13%
8/4/2009
DWS CORE FIXED INCOME FUND
DWS
1,415,000
$1,412,693.55
0.28%
1.90%
1.13%
8/4/2009
DWS CORE FIXED INCOME VIP
DWS
165,000
$164,731.05
0.03%
1.90%
0.95%
8/4/2009
DWS CORE PLUS INCOME FUND
DWS
515,000
$514,160.55
0.10%
1.90%
1.13%
8/4/2009
DWS GLOBAL BOND FUND
DWS
220,000
$219,641.40
0.04%
1.90%
1.59%
8/4/2009
Total


$2,745,517.50
0.59%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
6832348A9
3133XRYE4
31331GQS1
Issuer
Province of Ontario
Federal Home Loan Bank
Federal Farm Credit Bank
Underwriters
Deutsche Bank Securities, HSBC
Securities, JP Morgan, RB Capital
Markets
HSBC Securities
HSBC Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
ONT 4.1% 06/16/2014
FHLB 2.85% 08/11/2009
FFCBH 1.05% 03/18/2010
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
RBC Capital Markets
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/9/2009
8/5/2008
3/11/2009
Total amount of offering sold to QIBs
4,000,000,000
100,000,000
505,000,000
Total amount of any concurrent public
offering
0
0
0
Total
4,000,000,000
100,000,000
505,000,000
Public offering price
99.933
100.000
100.000
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.23%
0.04%
0.03%
Rating
Aa1/Aae
NA/AAA
Aaa/AAA
Current yield
4.10%
2.85%
1.05%
Benchmark vs Spread (basis points)
127bp
240bp
28bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $    769,484
0.02%
2.05%
0.97%
6/30/2009
DWS Short Duration Plus Fund
DWS
9,230,000.00
 $ 9,223,816
0.23%
2.05%
0.69%
6/30/2009
Total

10,000,000
 $ 9,993,300
0.25%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
69073TAM5
201723AJ2
12626PAJ2
Issuer
Owens-Brockway
Commercial Metals Company
CRH America Incorporated
Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BNP Paribas, Calyon
Securities, Citigroup, HSBC Securities,
Scotia Capital
Banc of America Securities, JP Morgan,
BNP Paribas, Citigroup, Fortis Securities,
HSBC Securities, Lazard Capital, RBS
Greenwich, Scotia Capital, Wells Fargo
Barclays Capital, BNP Paribas, Citigroup,
JP Morgan, Banc of America Securities,
ING Bank NV, J&E Davy Holdings, Rabo
Securities, RBS Greenwich, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
69073TAM5
CMC 7.35% 08/15/2018
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/7/2009
7/30/2008
7/16/2008
Total amount of offering sold to QIBs
600,000,000
500,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
500,000,000
650,000,000
Public offering price
96.724
99.828
99.963
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.65%
0.45%
Rating
Ba3/BB
Baa2/BBB
Baa1/BBB+
Current yield
7.63%
7.36%
8.13%
Benchmark vs Spread (basis points)
527bp
335bp
420bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $       7,200
0.01%
0.29%
3.01%
6/30/2009
DWS Balanced VIP
DWS
10,000.00
 $       1,600
0.00%
0.29%
3.30%
6/30/2009
DWS High Income Fund
DWS
1,770,000.00
 $ 1,712,015
0.30%
0.29%
4.79%
6/30/2009
DWS High Income Plus Fund
DWS
370,000.00
 $    357,879
0.06%
0.29%
4.86%
6/30/2009
DWS High Income Trust
DWS
205,000.00
 $    198,284
0.03%
0.29%
7.03%
6/30/2009
DWS High Income VIP
DWS
230,000.00
 $    222,465
0.04%
0.29%
4.90%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,345
0.00%
0.29%
3.64%
6/30/2009
DWS Multi Market Income Trust
DWS
160,000.00
 $    154,758
0.03%
0.29%
4.64%
6/30/2009
DWS Strategic Income Fund
DWS
120,000.00
 $    116,069
0.02%
0.29%
3.49%
6/30/2009
DWS Strategic Income Trust
DWS
45,000.00
 $      43,526
0.01%
0.29%
4.65%
6/30/2009
DWS Strategic Income VIP
DWS
25,000.00
 $      24,181
0.00%
0.29%
4.13%
6/30/2009
Total

3,000,000
 $ 2,857,322
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
707569AM1
459902AR3
018772AL7
Issuer
PENN NATIONAL GAMING INC
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch,
Deutsche Bank, RBS, Wells Fargo
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PENN 8 3/4 08/15/19
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
 of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Wells Fargo
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/10/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
325,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
325,000,000
500,000,000
570,000,000
Public offering price
100.000
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
B1 / BB-
Baa2 / BBB
B2 / B+
Current yield
8.66%
6.57%
9.68%
Benchmark vs Spread (basis points)
499bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
1,245,000
$1,245,000.00
0.38%
0.25%
4.61%
9/30/2009
DWS High Income Plus Fund
DWS
260,000
$260,000.00
0.08%
0.25%
4.55%
9/30/2009
DWS High Income Trust
DWS
150,000
$150,000.00
0.05%
0.25%
6.43%
9/30/2009
DWS Lifecycle Long Range Fund
DWS
15,000
$15,000.00
0.00%
0.25%
5.28%
9/30/2009
DWS Multi Market Income Trust
DWS
145,000
$145,000.00
0.04%
0.25%
5.34%
9/30/2009
DWS Strategic Income Fund
DWS
120,000
$120,000.00
0.04%
0.25%
3.89%
9/30/2009
DWS Strategic Income Trust
DWS
40,000
$40,000.00
0.01%
0.25%
5.31%
9/30/2009
DWS Strategic Income VIP
DWS
25,000
$25,000.00
0.01%
0.25%
4.17%
9/30/2009
Total


$2,000,000.00
0.62%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
71676BAA7
459902AR3
018772AL7
Issuer
PETROPLUS FINANCE LTD
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
BNP Paribas, Deutsche Bank,
Morgan Stanley, UBS, ING, Natixis
Bleichroeder, Societe Generale
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PPHNSW 9 3/8 09/15/19
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/9/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
400,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
400,000,000
500,000,000
570,000,000
Public offering price
98.419
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.65%
2.00%
Rating
B1 / BB-
Baa2 / BBB
B2 / B+
Current yield
9.47%
6.57%
9.68%
Benchmark vs Spread (basis points)
615bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
2,870,000
$2,824,625
0.71%
0.11%
4.31%
9/30/2009
DWS High Income Plus Fund
DWS
610,000
$600,356
0.15%
0.10%
5.59%
9/30/2009
DWS High Income Trust
DWS
365,000
$359,229
0.09%
0.14%
4.02%
9/30/2009
DWS High Income VIP
DWS
365,000
$359,229
0.09%
0.14%
4.22%
9/30/2009
DWS Multi Market Income Trust
DWS
380,000
$373,992
0.09%
0.13%
2.71%
9/30/2009
DWS Strategic Income Fund
DWS
305,000
$300,178
0.08%
0.03%
4.12%
9/30/2009
DWS Strategic Income Trust
DWS
105,000
$103,340
0.03%
-0.04%
4.12%
9/30/2009
Total


$4,920,950
1.23%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
723456AH2
459902AR3
018772AL7
Issuer
PINNACLE ENTERTAINMENT
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch,
Libertas Partners, Barclays,
Deutsche Bank, JP Morgan
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PNK 8 5/8 08/01/17
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Libertas Partners
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
450,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
450,000,000
500,000,000
570,000,000
Public offering price
98.597
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
B2 / BB
Baa2 / BBB
B2 / B+
Current yield
8.67%
6.57%
9.68%
Benchmark vs Spread (basis points)
536bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
545,000
 $
537,354
0.12%
1.93%
7.35%
9/30/2009
DWS High Income Plus Fund
DWS
200,000
 $
197,194
0.04%
1.93%
7.79%
9/30/2009
DWS High Income Trust
DWS
60,000
 $
59,158
0.01%
1.93%
10.01%
9/30/2009
DWS Multi Market Income Trust
DWS
65,000
 $
64,088
0.01%
1.93%
8.39%
9/30/2009
DWS Strategic Income Fund
DWS
70,000
 $
69,018
0.02%
1.93%
5.56%
9/30/2009
DWS Strategic Income Trust
DWS
15,000
 $
14,790
0.00%
1.93%
8.39%
9/30/2009
DWS Strategic Income VIP
DWS
45,000
 $
44,369
0.01%
1.93%
6.04%
9/30/2009
Total


$985,970.00
0.22%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
74005PAW4
742732AE0
369550AP3
Issuer
PRAXAIR INC
PROCTER & GAMBLE INTL FN
GENERAL DYNAMICS CORP
Underwriters
Bank of America Merrill Lynch, Deutsche
Bank
Goldman Sachs, JP Morgan, Morgan
Stanley, Barclays, Credit Suisse,
Mitsubishi UFJ Securities
Bank of America, JP Morgan, RBS, ANZ,
Banca IMI, BBVA Securities, BMO Capital
Markets, BNY Mellon, Lloyds TSB Bank,
Mitsubishi UFJ Securities, PNC
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PX 1 3/4 11/15/12
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/10/2009
8/25/2009
6/19/2009
Total amount of offering sold to QIBs
400,000,000
1,000,000,000
750,000,000
Total amount of any concurrent public
offering
0
0
0
Total
400,000,000
1,000,000,000
750,000,000
Public offering price
99.710
99.926
99.554
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.40%
0.18%
0.20%
Rating
A2 / A
Aa3 / AA-
A2 / A
Current yield
1.75%
1.34%
1.78%
Benchmark vs Spread (basis points)
50
38
80







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
700,000.00
 $
697,970.00
0.17%
-0.68%
0.37%
12/31/2009
DWS Short Duration Plus Fund
10,420,000.00
 $
10,389,782.00
2.60%
-0.68%
0.30%
12/31/2009
Total
11,120,000.00
 $
11,087,752.00
2.77%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74153WBY4
020002AW1
42929115
Issuer
Pricoa Global Funding
Allstate Corporation
Allstate Corporation
Underwriters
Deutsche Bank Securities, UBS
Securities, Wachovia
Barclays Capital, Goldman Sachs, JP
Morgan
Barclays Capital, Goldman Sachs, JP Morgan,
Banc of America Securities, BNY Mellon,
Citigroup, Morgan Stanley, SunTrust Robinson,
US Bancorp, Wachovia, Williams Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
PRU 5.45% 06/11/2014
ALL 6.2% 05/16/2014
ALL 7.45% 05/16/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/4/2009
5/11/2009
5/11/2009
Total amount of offering sold to QIBs
500,000,000
300,000,000
700,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
300,000,000
700,000,000
Public offering price
99.788
99.859
99.728
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.60%
0.65%
Rating
A2/AA-
A3/A-
A3/A-
Current yield
5.46%
6.21%
7.47%
Benchmark vs Spread (basis points)
295bp
420bp
430bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
445,000
 $    444,057
0.09%
0.04%
0.41%
6/30/2009
DWS Short Duration Plus Fund
DWS
5,325,000
 $ 5,313,711
1.07%
0.04%
0.25%
6/30/2009
Total

5,770,000
 $ 5,757,768
1.15%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74251VAB8
020002AW1
020002AX9
Issuer
Principal Financial Group
Allstate Corporation
Allstate Corporation

Citigroup, Credit Suisse, Deutsche Bank
Securities
Barclays Capital, Goldman Sachs, JP Morgan
Barclays Capital, Goldman Sachs, JP Morgan,
Banc of America Securities, BNY Mellon,
Citigroup, Morgan Stanley, SunTrust Robinson,
US Bancorp Investments, Wachovia, Williams
Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
PFG 7.875% 05/15/2019
ALL 6.2% 05/16/2014
ALL 7.45% 05/16/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/18/2009
5/11/2009
5/11/2009
Total amount of offering sold to QIBs
350,000,000
300,000,000
700,000,000
Total amount of any concurrent public
offering
0
0
0
Total
350,000,000
300,000,000
700,000,000
Public offering price
100.000
99.859
99.728
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.60%
0.65%
Rating
A3/BBB+
A3/A-
A3/A-
Current yield
8.88%
6.21%
0.65%
Benchmark vs Spread (basis points)
563bp
420bp
430bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
1,170,000.00
 $     175,500
0.33%
5.35%
2.23%
6/30/2009
DWS BALANCED VIP
DWS
315,000.00
 $     315,000
0.09%
5.35%
2.41%
6/30/2009
DWS BOND VIP
DWS
600,000.00
 $     600,000
0.17%
5.35%
2.14%
6/30/2009
DWS CORE FIXED INCOME FUND
DWS
4,800,000.00
 $  4,800,000
1.37%
5.35%
1.70%
6/30/2009
DWS CORE FIXED INCOME VIP
DWS
525,000.00
 $     525,000
0.15%
5.35%
1.33%
6/30/2009
DWS CORE PLUS INCOME FUND
DWS
1,690,000.00
 $  1,690,000
0.48%
5.35%
2.26%
6/30/2009
DWS SHORT DURATION FUND
DWS
960,000.00
 $     960,000
0.27%
5.35%
1.37%
6/30/2009
DWS SHORT DURATION PLUS FUND
DWS
11,540,000.00
 $11,540,000
3.30%
5.35%
1.50%
6/30/2009
Total

21,600,000
 $20,605,500
6.17%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74837RAF1
037411AU9
085789AD7
Issuer
Quicksilver Resources Inc
Apache Corporation
Berry Petroleum Company
Underwriters
BNP Paribas, Deutsche Bank
Securities, Credit Suisse, JP Morgan,
Scotia Capital, Calyon Securities USA,
RBS Securities, TD Securities,
Wedbush Morgan Securities, BBVA
Securities, CIBC World Markets,
Comerica Securities, Daiwa Securities
America, Keybanc Capital Markets, SG
Americas Securities LLC, US Bancorp
Investments, Deutsche Bank Securities
Goldman Sachs, JP Morgan, Banc of America
Securities, Citigroup
BNP Paribas, Calyon Securities, RBS
Greenwich Capital, SG Americas, Wachovia,
BMO Capital, Wedbush Securities, BBVA
Securities, Bosco,
Citigroup, Credit Suisse, Natixis, Raymond
James,
Scotia Capital, US Bancorp Investments
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
KWK 11.75% 01/01/2016
APA 6% 09/15/2013
BRY 10.25% 06/01/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse International
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/18/2009
9/26/2008
5/21/2009
Total amount of offering sold to QIBs
600,000,000
400,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
400,000,000
325,000,000
Public offering price
96.717
99.476
93.546
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.60%
2.75%
Rating
B2/B
A3/A-
B2/B
Current yield
12.15%
6.03%
10.96%
Benchmark vs Spread (basis points)
1116bp
310bp
998bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,095,000.00
 $ 2,993,391
0.52%
7.01%
0.45%
6/30/2009
DWS High Income Plus Fund
DWS
915,000.00
 $    884,961
0.15%
7.01%
1.05%
6/30/2009
DWS Multi Market Income Trust
DWS
565,000.00
 $    546,451
0.09%
7.01%
1.14%
6/30/2009
DWS Strategic Income Fund
DWS
255,000.00
 $    246,628
0.04%
7.01%
0.87%
6/30/2009
DWS Strategic Income Trust
DWS
155,000.00
 $    149,911
0.03%
7.01%
1.26%
6/30/2009
DWS Strategic Income VIP
DWS
15,000.00
 $      14,508
0.00%
7.01%
1.18%
6/30/2009
Total

5,000,000
 $ 4,835,850
0.83%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74913GAU9
00206RAP7
92343VAQ7
Issuer
Qwest Corporation
AT&T Incorporated
Verizon Communications
Underwriters
Banc of America Securities, JP
Morgan, Morgan Stanley, Wachovia,
Barclays Capital, Credit Suisse,
Deutsche Bank Securities, Goldman
Sachs & Co, UBS Securities, US Bank
Credit Suisse, JP Morgan, RBS Greenwich
 Capital, Wachovia, Castleoak Securities,
Loop Capital Markets, Mitsubishi UFJ,
Samual A Ramirez
Banc of America Securities,Citigroup,
Credit Suisse, Greenwich Capital Markets,
Morgan Stanley, UBS Securities, Barclays
Capital, Goldman Sachs, Merrill Lynch,
Mitsubishi UFJ, RBC Capital Markets, Scotia
 Capital, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
QUS 8.375% 05/01/2016
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/7/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
810,500,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
810,500,000
1,500,000,000
2,000,000,000
Public offering price
92.498
99.829
99.438
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.19%
0.35%
0.45%
Rating
Ba1/BBB-
A2/A
A3/A
Current yield
9.05%
6.71%
8.80%
Benchmark vs Spread (basis points)
745
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,185,000.00
 $ 1,096,101
0.15%
4.33%
12.74%
6/30/2009
DWS High Income Plus Fund
DWS
420,000.00
 $    388,492
0.05%
4.33%
12.74%
6/30/2009
DWS High Income Trust
DWS
30,000.00
 $      27,749
0.00%
4.33%
12.74%
6/30/2009
DWS High Income VIP
DWS
255,000.00
 $    235,870
0.03%
4.33%
12.74%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
340,000.00
 $    314,493
0.04%
4.33%
12.74%
6/30/2009
DWS Multi Market Income Trust
DWS
90,000.00
 $      83,248
0.01%
4.33%
12.74%
6/30/2009
DWS Strategic Income Trust
DWS
20,000.00
 $      18,500
0.00%
4.33%
12.74%
6/30/2009
Total

2,340,000
 $ 2,164,453
0.29%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
749121BZ1
459902AR3
018772AL7
Issuer
QWEST COMMUNICATIONS INT
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 8 10/01/15
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/14/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
550,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
550,000,000
500,000,000
570,000,000
Public offering price
98.244
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
Ba3 / B+
Baa2 / BBB
B2 / B+
Current yield
8.08%
6.57%
9.68%
Benchmark vs Spread (basis points)
569bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS BOND VIP
DWS
750,000
$736,830.00
0.13%
1.66%
0.73%
9/30/2009
DWS CORE PLUS INCOME FUND
DWS
2,500,000
$2,456,100.00
0.45%
1.66%
0.77%
9/30/2009
DWS GLOBAL BOND FUND
DWS
750,000
$736,830.00
0.13%
1.66%
0.82%
9/30/2009
DWS HIGH INCOME FUND
DWS
2,845,000
$2,795,041.80
0.51%
1.66%
2.48%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
600,000
$589,464.00
0.11%
1.66%
2.79%
9/30/2009
DWS HIGH INCOME TRUST
DWS
350,000
$343,854.00
0.06%
1.66%
3.22%
9/30/2009
DWS HIGH INCOME VIP
DWS
360,000
$353,678.40
0.06%
1.66%
2.48%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
30,000
$29,473.20
0.01%
1.66%
1.19%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
360,000
$353,678.40
0.06%
1.66%
2.65%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
295,000
$289,819.80
0.05%
1.66%
1.79%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
100,000
$98,244.00
0.02%
1.66%
2.67%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
60,000
$58,946.40
0.01%
1.66%
1.72%
9/30/2009
Total


$8,841,960.00
1.61%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
750753AB1
12189TBB9
110394AC7
Issuer
RailAmerica Inc
Burlington North Santa Fe
Bristow Group Inc
Underwriters
Citigroup, JP Morgan, Morgan Stanley,
Wachovia, Deutsche Bank Securities
Citigroup, Goldman Sachs, JP Morgan, Bank
of New York Mellon, BNP Paribas Securities
Corp, US Bancorp Investments, Utendahl
Capital Partners LP
Credit Suisse, Goldman Sach, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
RAILAM 9.25% 07/1/2017
BNI 7% 02/1/2014
BRS 3% 06/15/2038
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup Global Markets Limited
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/17/2009
11/25/2008
12/15/2008
Total amount of offering sold to QIBs
740,000,000
500,000,000
115,000,000
Total amount of any concurrent public
offering
0
0
0
Total
740,000,000
500,000,000
115,000,000
Public offering price
95.923
99.983
100.000
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.96%
0.60%
2.75%
Rating
B1/BB-
Baa1/BBB
NA/BB
Current yield
9.64%
7.30%
6.77%
Benchmark vs Spread (basis points)
113bp
500bp
430bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
2,970,000.00
 $ 2,848,913
0.40%
0.60%
0.21%
6/30/2009
DWS HIGH INCOME PLUS FUND
DWS
605,000.00
 $    580,334
0.08%
0.60%
0.71%
6/30/2009
DWS HIGH INCOME TRUST
DWS
350,000.00
 $    335,731
0.05%
0.60%
0.52%
6/30/2009
DWS HIGH INCOME VIP
DWS
380,000.00
 $    364,507
0.05%
0.60%
0.36%
6/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
330,000.00
 $    316,546
0.04%
0.60%
0.76%
6/30/2009
DWS STRATEGIC INCOME FUND
DWS
230,000.00
 $    220,623
0.03%
0.60%
0.40%
6/30/2009
DWS STRATEGIC INCOME TRUST
DWS
90,000.00
 $      86,331
0.01%
0.60%
0.90%
6/30/2009
DWS STRATEGIC INCOME VIP
DWS
45,000.00
 $      43,165
0.01%
0.60%
0.58%
6/30/2009
Total

5,000,000
 $ 4,796,150












^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
75886AAC2
15189YAE6
29273RAM1
Issuer
Regency Energy Partners
Centerpoint Energy
Energy Transfer Partners
Underwriters
Barclays Capital, Morgan Stanley,
Wachovia, BBVA Securities,
Citigroup, Comerica Securities,
Deutsche Bank Securities, Raymond
James, RBS Greenwich, Scotia Capital
Barclays Capital, Credit Suisse, Lehman
Brothers, HSBC Securities, Lazard Capital,
RBC Capital Markets,  SunTrust Robinson,
Wachovia, Wells Fargo
Banc of America Securities, JP Morgan, ANZ
Securities, Barclays Capital, BNP Paribas,
Citigroup, Daiwa, Goldman Sachs, Greenwich
Capital Markets, HSBC Securities, ING
Financial, Mitsubishi UFJ, Mizuho Securities,
Morgan Stanley, Piper Jaffray, RBC Capital
Markets, Scotia Capital, SG Americas SunTrust
Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
RGNC 9.375% 06/01/2016
CNP 6% 05/15/2018
ETP 9% 04/15/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/15/2009
5/12/2008
4/2/2009
Total amount of offering sold to QIBs
250,000,000
300,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
300,000,000
650,000,000
Public offering price
94.496
99.171
99.996
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.65%
0.60%
Rating
B1/B
Baa3/BBB
Baa3/BBB-
Current yield
9.92%
6.05%
5.00%
Benchmark vs Spread (basis points)
792bp
235bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
125,000.00
 $    118,120
0.05%
2.39%
4.25%
6/30/2009
DWS High Income Fund
DWS
5,775,000.00
 $ 5,457,144
2.31%
2.39%
5.06%
6/30/2009
DWS High Income Trust
DWS
590,000.00
 $    557,526
0.24%
2.39%
5.62%
6/30/2009
DWS High Income Plus Fund
DWS
1,215,000.00
 $ 1,148,126
0.49%
2.39%
7.27%
6/30/2009
DWS Multi Market Income Trust
DWS
650,000.00
 $    614,224
0.26%
2.39%
4.73%
6/30/2009
DWS Strategic Income Fund
DWS
400,000.00
 $    377,984
0.16%
2.39%
2.99%
6/30/2009
DWS Strategic Income Trust
DWS
175,000.00
 $    165,368
0.07%
2.39%
4.74%
6/30/2009
DWS Strategic Income VIP
DWS
70,000.00
 $      66,147
0.03%
2.39%
3.40%
6/30/2009
Total

9,000,000
 $ 8,504,640
3.60%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AF3
485188AH9
485188AG1
Issuer
Rio Tinto Financial
Kansas City Southern RY
Kansas City Southern RY
Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
RBS Securities, SG Americas, Anz
Securities, BBVA Securities, Calyon
Securities, Citigroup, Daiwa Securities,
Mitsubishi UFJ, Mizuho International
Banc of America Securities, Morgan Stanley,
Scotia Capital, BMO Capital, Suntrust
Capital
Banc of America Securities, Morgan Stanley,
Scotia Capital, BMO Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
RIOLN 8.95% 05/01/2014
KSU 13% 12/15/2013
KSU 8% 06/01/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/14/2009
12/15/2008
5/27/2008
Total amount of offering sold to QIBs
2,000,000,000
190,000,000
275,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
190,000,000
275,000,000
Public offering price
98.805
88.405
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
2.00%
2.00%
Rating
Baa1/BBB
B2/B+
B2/B+
Current yield
9.06%
14.71%
8.00%
Benchmark vs Spread (basis points)
752bp
1501bp
441bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,225,000
 $  1,210,361
0.06%
9.50%
5.37%
5/6/2009
DWS High Income Plus Fund
DWS
255,000
 $     251,953
0.01%
9.50%
5.49%
5/6/2009
DWS High Income Trust
DWS
135,000
 $     133,387
0.01%
12.47%
16.50%
6/30/2009
DWS High Income VIP
DWS
155,000
 $     153,148
0.01%
12.47%
11.40%
6/30/2009
DWS Multi Market Income Trust
DWS
105,000
 $     103,745
0.01%
12.47%
11.27%
6/30/2009
DWS Short Duration Fund
DWS
570,000
 $     563,189
0.03%
12.47%
3.66%
6/30/2009
DWS Short Duration Plus Fund
DWS
5,680,000
 $  5,612,124
0.28%
12.47%
4.10%
6/30/2009
DWS Strategic Income Fund
DWS
1,630,000
 $  1,610,522
0.08%
12.47%
6.76%
6/30/2009
DWS Strategic Income Fund
DWS
80,000.00
 $      79,044
0.00%
8.19%
3.91%
5/11/2009
DWS Strategic Income Trust
DWS
30,000.00
 $      29,642
0.00%
12.47%
11.01%
6/30/2009
DWS Strategic Income VIP
DWS
360,000.00
 $     355,698
0.02%
12.47%
7.38%
6/30/2009
DWS Strategic Income VIP
DWS
15,000.00
 $      14,821
0.00%
12.47%
7.38%
6/30/2009
Total

10,240,000
 $10,117,632
0.51%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AH9
485188AH9
485188AG1
Issuer
Rio Tinto Financial
Kansas City Southern RY
Kansas City Southern RY
Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
RBS Securities, SG Americas, Anz
Securities, BBVA Securities, Calyon
Securities, Citigroup, Daiwa Securities,
Mitsubishi UFJ, Mizuho International
Banc of America, Morgan Stanley, Scotia
Capital, BMO Capital, Suntrust Capital
Banc of America, Morgan Stanley, Scotia
Capital, BMO Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
RIOLN 9% 05/01/2019
KSU 13% 12/15/2013
KSU 8% 06/01/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/14/2009
12/15/2008
5/27/2008
Total amount of offering sold to QIBs
1,500,000,000
190,000,000
275,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,500,000,000
190,000,000
275,000,000
Public offering price
97.586
88.405
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
2.00%
2.00%
Rating
Baa1/BBB+
B2/B+
B2/B+
Current yield
9.22%
14.71%
8.00%
Benchmark vs Spread (basis points)
658bp
1501bp
441bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
610,000
 $    595,275
0.04%
13.90%
11.55%
6/30/2009
DWS High Income Trust
DWS
65,000
 $      63,431
0.00%
13.90%
11.82%
6/30/2009
DWS High Income VIP
DWS
80,000
 $      78,069
0.01%
13.90%
16.50%
6/30/2009
DWS High Income Plus Fund
DWS
125,000
 $    121,983
0.01%
13.90%
11.40%
6/30/2009
DWS Strategic Income VIP
DWS
10,000
 $       9,759
0.00%
13.90%
11.27%
6/30/2009
DWS Strategic Income Fund
DWS
40,000
 $      39,034
0.00%
13.90%
6.76%
6/30/2009
DWS Strategic Income Trust
DWS
15,000
 $      14,638
0.00%
13.90%
6.76%
6/30/2009
DWS Multi Market Income Trust
DWS
55,000
 $      53,672
0.00%
13.90%
11.01%
6/30/2009
DWS Strategic Income VIP
DWS
240,000.00
 $    234,206
0.02%
13.90%
7.38%
6/30/2009
DWS Strategic Income Fund
DWS
1,050,000.00
 $ 1,024,653
0.07%
13.90%
7.38%
6/30/2009
Total

2,290,000
 $ 2,234,719
0.15%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
78401FAB3
459902AR3
018772AL7
Issuer
SBA TELECOMMUNICATIONS
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SBAC 8 1/4 08/15/19
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/21/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
375,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
375,000,000
500,000,000
570,000,000
Public offering price
99.152
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
Ba2 / BB-
Baa2 / BBB
B2 / B+
Current yield
8.17%
6.57%
9.68%
Benchmark vs Spread (basis points)
481bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,260,000
$1,249,315
0.34%
3.88%
9.12%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
260,000
$257,795
0.07%
3.88%
9.43%
9/30/2009
DWS HIGH INCOME TRUST
DWS
150,000
$148,728
0.04%
3.88%
12.25%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
150,000
$148,728
0.04%
3.88%
9.99%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
115,000
$114,025
0.03%
3.88%
6.22%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
40,000
$39,661
0.01%
3.88%
10.00%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
25,000
$24,788
0.01%
3.88%
6.54%
9/30/2009
Total


$1,983,040
0.53%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
78401FAA5
459902AR3
018772AL7
Issuer
SBA TELECOMMUNICATIONS
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SBAC 8  08/15/16
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/21/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
375,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
375,000,000
500,000,000
570,000,000
Public offering price
99.330
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
Ba2 / BB-
Baa2 / BBB
B2 / B+
Current yield
7.69%
6.57%
9.68%
Benchmark vs Spread (basis points)
503bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
945,000
$938,669
0.25%
2.94%
9.12%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
195,000
$193,694
0.05%
2.94%
9.43%
9/30/2009
DWS HIGH INCOME TRUST
DWS
110,000
$109,263
0.03%
2.94%
12.25%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
115,000
$114,230
0.03%
2.94%
9.99%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
90,000
$89,397
0.02%
2.94%
6.22%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
30,000
$29,799
0.01%
2.94%
10.00%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
15,000
$14,900
0.00%
2.94%
6.54%
9/30/2009
Total


$1,489,950
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
816851AN9
037411AU9
085789AD7
Issuer
Sempra Energy
Apache Corporation
Berry Petroleum Company
Underwriters
BNP Paribas, Citigroup, Deutsche
Bank Securities, Mitsubishi UFJ,
Wachovia, Williams Capital
Goldman Sachs, JP Morgan, Banc of
America Securities, Citigroup
BNP Paribas, Calyon Securities, RBS
Greenwich Capital, SG Americas, Wachovia,
BMO Capital, Wedbush Securities, BBVA
Securities, Bosco, Citigroup, Credit Suisse,
Natixis, Raymond James, Scotia Capital, US
Bancorp Investments
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
SRE 6.5% 06/01/2016
APA 6% 09/15/2013
BRY 10.25% 06/01/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citibank
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2009
9/26/2008
5/21/2009
Total amount of offering sold to QIBs
750,000,000
400,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
750,000,000
400,000,000
325,000,000
Public offering price
99.778
99.476
93.546
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.60%
2.75%
Rating
Baa1/BBB+
A3/A-
B2/B
Current yield
6.51%
6.03%
10.96%
Benchmark vs Spread (basis points)
387bp
310bp
998bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
625,000.00
 $    623,613
0.08%
4.62%
2.38%
6/30/2009
DWS Balanced VIP
DWS
135,000.00
 $    134,700
0.02%
4.62%
2.53%
6/30/2009
DWS Bond VIP
DWS
650,000.00
 $    648,557
0.09%
4.62%
2.54%
6/30/2009
DWS Core Fixed Income Fund
DWS
2,600,000.00
 $ 2,594,228
0.35%
4.62%
1.82%
6/30/2009
DWS Core Fixed Income Fund
DWS
1,700,000.00
 $ 1,696,226
0.23%
4.62%
1.82%
6/30/2009
DWS Core Fixed Income VIP
DWS
290,000.00
 $    289,356
0.04%
4.62%
1.21%
6/30/2009
DWS Multi Market Income Trust
DWS
785,000.00
 $    783,257
0.10%
0.72%
0.00%
5/12/2009
DWS Strategic Income Trust
DWS
215,000.00
 $    214,523
0.03%
0.72%
0.00%
5/12/2009
Total

7,000,000
 $ 6,984,460
0.93%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
822582AG7
742732AE0
369550AP3
Issuer
SHELL INTERNATIONAL
PROCTER & GAMBLE INTL FN
GENERAL DYNAMICS CORP
Underwriters
Bank of America, Deutsche Bank,
Morgan Stanley
Goldman Sachs, JP Morgan,
Morgan Stanley, Barclays, Credit
Suisse, Mitsubishi UFJ Securities
Bank of America, JP Morgan,
RBS, ANZ Securities,  Banca IMI,
BBVA Securities, BMO Capital
Markets, Bank of New York
Mellon, Lloyds TSB Bank,
Mitsubishi UFJ Securities, PNC
Capital Markets
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
RDSALN 1 3/10 09/22/11
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2009
8/25/2009
6/19/2009
Total amount of offering sold to QIBs
1,500,000,000
1,000,000,000
750,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,500,000,000
1,000,000,000
750,000,000
Public offering price
99.996
99.926
99.554
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.11%
0.18%
0.20%
Rating
Aa1 / AA
Aa3 / AA-
A2 / A
Current yield
1.30%
1.35%
1.78%
Benchmark vs Spread (basis points)
37.5bp
38bp
80bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,200,000
$1,199,952.00
0.08%
0.27%
0.30%
9/30/2009
DWS Short Duration Plus Fund
DWS
14,600,000
$14,599,416.00
0.97%
0.27%
0.46%
9/30/2009
Total


$15,799,368.00
1.05%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
827048AL39
201723AJ2
12626PAJ2
Issuer
Siligan Holdings Incorporated
Commercial Metals Company
CRH America Incorporated
Underwriters
Banc of America Securities, Deutsche
Bank Securities, Morgan Stanley, BNP
Paribas, Rabo Securities, RBS
Greenwich Capital
Banc of America Securities, JP Morgan,
BNP Paribas, Citigroup, Fortis Securities,
HSBC Securities, Lazard Capital Markets,
RBS Greenwich Capital, Scotia Capital, Wells
Fargo
Barclays Capital, BNP Paribas, Citigroup,
JP Morgan, Banc of America Securities, ING
Bank, J&E Davy Holdings Ltd, Rabo Securities,
RBS Greenwich Capital, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
SLGN 7.25% 08/15/2016
CMC 7.35% 08/15/2018
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Banc of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2009
7/30/2008
7/16/2008
Total amount of offering sold to QIBs
250,000,000
500,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
500,000,000
650,000,000
Public offering price
97.280
99.83
99.96
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
0.65%
0.45%
Rating
Ba3/BB+
Baa2/BBB
Baa1/BBB+
Current yield
7.45%
7.36%
8.13%
Benchmark vs Spread (basis points)
504bp
335bp
420bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
80,000.00
 $      77,824
0.03%
-2.14%
3.23%
6/30/2009
DWS Balanced VIP
DWS
20,000.00
 $      19,456
0.01%
-2.14%
3.30%
6/30/2009
DWS High Income Fund
DWS
3,235,000.00
 $ 3,147,008
1.29%
-2.14%
6.14%
6/30/2009
DWS High Income Plus Fund
DWS
675,000.00
 $    656,640
0.27%
-2.14%
6.19%
6/30/2009
DWS High Income Trust
DWS
370,000.00
 $    359,936
0.15%
-2.14%
8.81%
6/30/2009
DWS High Income VIP
DWS
415,000.00
 $    403,712
0.17%
-2.14%
6.30%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      29,184
0.01%
-2.14%
3.93%
6/30/2009
DWS Multi Market Income Trust
DWS
320,000.00
 $    311,296
0.13%
-2.14%
5.73%
6/30/2009
DWS Strategic Income Fund
DWS
220,000.00
 $    214,016
0.09%
-2.14%
4.24%
6/30/2009
DWS Strategic Income Trust
DWS
85,000.00
 $      82,688
0.03%
-2.14%
5.72%
6/30/2009
DWS Strategic Income VIP
DWS
50,000.00
 $      48,640
0.02%
-2.14%
4.77%
6/30/2009
Total

5,500,000
 $ 5,350,400
2.20%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
828807CB1
55616XAE7
58013MEG5
Issuer
Simon Property Group
Macys Retail Holdings Incorporated
McDonald's Corporation
Underwriters
Citigroup, Deutsche Bank Securities,
Goldman Sachs, UBS Securities,
Calyon Securities, ING Financial
Markets, Mitsubishi UFJ, RBC Capital
Markets Scotia Capital, US Bancorp
Investments
Banc of America Securities, Credit Suisse,
JP Morgan, BNY Mellon, Citigroup, Fifth
Third Securities, Loop Capital, Piper
Jaffray, PNC Capital Markets, Wells Fargo
Banc of America Securities, JP Morgan,
ANZ Securities, Barclays Capital, BNP
Paribas, Citigroup, Daiwa, Goldman Sachs,
Greenwich Capital Markets, HSBC Securities,
ING Financial, Mitsubishi UFJ, Mizuho
Securities, Morgan Stanley, Piper Jaffray,
RBC Capital Markets, Scotia Capital, SG
Americas SunTrust Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
SPG 6.75% 05/15/2014
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/11/2009
6/23/2008
1/13/2009
Total amount of offering sold to QIBs
600,000,000
650,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
650,000,000
400,000,000
Public offering price
98.960
99.911
99.966
Price paid if other than public offering
 price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.63%
0.52%
Rating
A3/A-
Ba2/BB
A3/A
Current yield
6.82%
8.95%
5.00%
Benchmark vs Spread (basis points)
497bp
408bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
225,000.00
 $    222,660
0.04%
1.54%
2.52%
100.4804
DWS Balanced VIP
DWS
70,000.00
 $      69,272
0.01%
1.54%
2.65%
100.4804
DWS Bond VIP
DWS
240,000.00
 $    237,504
0.04%
1.54%
2.54%
100.4804
DWS Core Fixed Income Fund
DWS
945,000.00
 $    935,172
0.16%
1.54%
1.94%
100.4804
DWS Core Fixed Income VIP
DWS
105,000.00
 $    103,908
0.02%
1.54%
1.33%
100.4804
DWS Core Plus Income Fund
DWS
665,000.00
 $    658,084
0.11%
1.54%
2.47%
100.4804
DWS Global Bond Fund
DWS
250,000.00
 $    247,400
0.04%
1.54%
3.25%
100.4804
Total

2,500,000
 $ 2,474,000
0.42%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
852061AF7
459902AR3
018772AL7
Issuer
SPRINT NEXTEL CORP
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Citigroup, JP Morgan, Wells
Fargo, Bank of America, Barclays,
Daiwa Securities, Deutsche Bank,
Goldman Sachs, Mitsubishi UFJ
Securities, Mizuho Securities
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
S 8 3/8 08/15/17
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
 JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/10/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
1,300,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,300,000,000
500,000,000
570,000,000
Public offering price
98.575
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.65%
2.00%
Rating
Ba2 / BB
Baa2 / BBB
B2 / B+
Current yield
8.84%
6.57%
9.68%
Benchmark vs Spread (basis points)
506bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
5,110,000
$5,037,182.50
0.39%
0.93%
4.61%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,150,000
$1,133,612.50
0.09%
0.93%
4.55%
9/30/2009
DWS HIGH INCOME TRUST
DWS
660,000
$650,595.00
0.05%
0.93%
6.43%
9/30/2009
DWS HIGH INCOME VIP
DWS
590,000
$581,592.50
0.04%
0.93%
4.72%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
945,000
$931,533.75
0.07%
0.93%
5.34%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
990,000
$975,892.50
0.08%
0.93%
3.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
235,000
$231,651.25
0.02%
0.93%
4.61%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
320,000
$315,440.00
0.02%
0.93%
5.31%
9/30/2009
Total


$9,857,500.00
0.76%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
853766AA1
931422AE9
134429AT6
Issuer
STANDARD PACIFIC ESCROW
WALGREEN COMPANY
CAMPBELL SOUP COMPANY
Underwriters
Bank of America Merrill Lynch,
Credit Suisse, Deutsche Bank
Bank of America, Goldman Sachs,
JP Morgan, Morgan Stanley
Barclays, JP Morgan, UBS, Bank
of America, Citigroup, Morgan
Stanley, PNC Capital Markets,
Wachovia
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SPF 10 3/4 09/15/16
WAG 5 1/4 01/15/19
CPB 4 1/2 02/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/10/2009
1/8/2009
1/14/2009
Total amount of offering sold to QIBs
280,000,000
1,000,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
280,000,000
1,000,000,000
300,000,000
Public offering price
91.997
99.477
99.285
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
Caa1 / CCC
A2 / A+
A2 / A
Current yield
10.97%
5.08%
4.40%
Benchmark vs Spread (basis points)
955bp
287.5bp
237.5bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
3,420,000
$3,146,297.40
1.12%
6.52%
4.17%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
720,000
$662,378.40
0.24%
6.52%
4.55%
9/30/2009
DWS HIGH INCOME TRUST
DWS
415,000
$381,787.55
0.14%
6.52%
6.43%
9/30/2009
DWS HIGH INCOME VIP
DWS
435,000
$400,186.95
0.14%
6.52%
4.72%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
35,000
$32,198.95
0.01%
6.52%
1.44%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
435,000
$400,186.95
0.14%
6.52%
3.73%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
350,000
$321,989.50
0.11%
6.52%
2.02%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
120,000
$110,396.40
0.04%
6.52%
3.60%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
70,000
$64,397.90
0.02%
6.52%
2.18%
9/30/2009
Total


$5,519,820.00
1.97%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
85590AAM6
23331ABA6
783764AN3
Issuer
Starwood Hotels & Resort
D.R. Horton Incorporated
Ryland Group
Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BBVA Securities, Calyon
Securities, Citigroup, Credit Suisse,
Goldman Sachs, HSBC Securities,
Mizuho Securities, Morgan Stanley,
RBS Securities, Scotia Capital
American Stock Transfer & Trust Company,
Mackenzie Partners
Citigroup
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
HOT 7.88% 10/15/2014
DHI 9.75% 09/15/2010
RYL 8.4% 05/15/2017
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/30/2009
5/21/2008
4/30/2009
Total amount of offering sold to QIBs
500,000,000
96,777,000
230,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
96,777,000
230,000,000
Public offering price
96.285
99.214
98.006
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.38%
0.25%
1.38%
Rating
Ba1/BB
B2/BB-
Ba3/BB-
Current yield
8.18%
9.83%
8.57%
Benchmark vs Spread (basis points)
686bp
417bp
526bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
65,000
 $      62,585
0.01%
-2.37%
5.73%
6/30/2009
DWS Balanced VIP
DWS
20,000
 $      19,257
0.00%
-2.37%
5.82%
6/30/2009
DWS High Income Fund
DWS
2,975,000
 $ 2,864,479
0.60%
-2.37%
6.97%
6/30/2009
DWS High Income Plus Fund
DWS
615,000
 $    592,153
0.12%
-2.37%
6.97%
6/30/2009
DWS High Income Trust
DWS
340,000
 $    327,369
0.07%
-2.37%
10.04%
6/30/2009
DWS High Income VIP
DWS
370,000
 $    356,255
0.07%
-2.37%
6.91%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      28,886
0.01%
-2.37%
6.61%
6/30/2009
DWS Multi Market Income Trust
DWS
270,000.00
 $    259,970
0.05%
-2.37%
6.98%
6/30/2009
DWS Strategic Income Fund
DWS
200,000
 $    192,570
0.04%
-2.37%
4.76%
6/30/2009
DWS Strategic Income Trust
DWS
70,000.00
 $      67,400
0.01%
-2.37%
6.81%
6/30/2009
DWS Strategic Income VIP
DWS
45,000
 $      43,328
0.01%
-2.37%
5.41%
6/30/2009
Total

5,000,000
 $ 4,814,250
1.00%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
872456AA6
00206RAP7
92343VAQ7
Issuer
Telecom Italia
AT&T Incorporated
Verizon Communications
Underwriters
BNP Paribas, Goldman Sachs & Co, JP
Morgan Securities, Mitsubishi UFJ
Securities USA, Morgan Stanley,
Deutsche Bank Securities
Credit Suisse, JP Morgan, RBS Greenwich
Capital, Wachovia, Castleoak Securities,
Loop Capital Markets, Mitsubishi UFJ,
Samual A Ramirez
Banc of America Securities,Citigroup,
Credit Suisse, Greenwich Capital Markets,
Morgan Stanley, UBS Securities, Barclays
Capital, Goldman Sachs, Merrill Lynch,
Mitsubishi UFJ, RBC Capital Markets, Scotia
Capital, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
TITIM 7.175% 06/18/2019
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman, Sachs & Co.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/15/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
1,000,000,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,500,000,000
2,000,000,000
Public offering price
100.000
99.829
99.438
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
0.45%
Rating
Baa2/BBB
A2/A
A3/A
Current yield
5.73%
6.71%
8.80%
Benchmark vs Spread (basis points)
345bp
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
260,000.00
 $    260,000
0.03%
1.37%
0.44%
101.3695
DWS Balanced VIP
DWS
70,000.00
 $      70,000
0.01%
1.37%
0.45%
101.3695
DWS Bond VIP
DWS
275,000.00
 $    275,000
0.03%
1.37%
0.96%
101.3695
DWS Core Fixed Income Fund
DWS
1,050,000.00
 $ 1,050,000
0.11%
1.37%
1.26%
101.3695
DWS Core Fixed Income VIP
DWS
120,000.00
 $    120,000
0.01%
1.37%
0.97%
101.3695
DWS Core Plus Income Fund
DWS
750,000.00
 $    750,000
0.08%
1.37%
1.00%
101.3695
DWS Global Bond Fund
DWS
330,000.00
 $    330,000
0.03%
1.37%
1.71%
101.3695
DWS Strategic Income Fund
DWS
1,640,000.00
 $ 1,640,000
0.16%
1.37%
0.64%
101.3695
DWS Strategic Income VIP
DWS
360,000.00
 $    360,000
0.04%
1.37%
0.68%
101.3695
Total

4,855,000
 $ 4,855,000
0.49%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87927VAW8
00206RAP7
92343VAQ7
Issuer
Telecom Italia Capital
AT&T Incorporated
Verizon Communications
Underwriters
BNP Paribas, Goldman Sachs & Co, JP
Morgan Securities, Mitsubishi UFJ
Securities USA, Morgan Stanley,
Deutsche Bank Securities
Credit Suisse, JP Morgan, RBS Greenwich
Capital, Wachovia, Castleoak Securities,
Loop Capital Markets, Mitsubishi UFJ,
Samual A Ramirez
Banc of America Securities,Citigroup,
Credit Suisse, Greenwich Capital Markets,
Morgan Stanley, UBS Securities, Barclays
Capital, Goldman Sachs, Merrill Lynch,
Mitsubishi UFJ, RBC Capital Markets, Scotia
Capital, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
TITIM 6.175% 06/18/2014
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley Capital Services Inc.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/15/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
1,000,000,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
1,500,000,000
2,000,000,000
Public offering price
100.000
99.829
99.438
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
0.45%
Rating
Baa2/BBB
A2/A
A3/A
Current yield
4.57%
6.71%
8.80%
Benchmark vs Spread (basis points)
345bp
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
270,000.00
 $    270,000
0.03%
1.13%
0.44%
101.1276
DWS Balanced VIP
DWS
80,000.00
 $      80,000
0.01%
1.13%
0.45%
101.1276
DWS Bond VIP Combined
DWS
290,000.00
 $    290,000
0.03%
1.13%
0.96%
101.1276
DWS Core Fixed Income Fund
DWS
1,120,000.00
 $ 1,120,000
0.11%
1.13%
1.26%
101.1276
DWS Core Fixed Income VIP
DWS
130,000.00
 $    130,000
0.01%
1.13%
0.97%
101.1276
DWS Core Plus Income Fund
DWS
790,000.00
 $    790,000
0.08%
1.13%
1.00%
101.1276
DWS Global Bond Fund
DWS
320,000.00
 $    320,000
0.03%
1.13%
1.71%
101.1276
DWS Short Duration Fund
DWS
510,000.00
 $    510,000
0.05%
1.13%
0.63%
101.1276
DWS Short Duration Plus Fund
DWS
6,150,000.00
 $ 6,150,000
0.62%
1.13%
0.58%
101.1276
Total

9,660,000
 $ 9,660,000
0.97%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87938WAH6
00206RAP7
92343VAQ7
Issuer
Telefonica Emisiones SAU
AT&T Incorporated
Verizon Communications
Underwriters
Citigroup, Deutsche Bank Securities,
Goldman Sachs, Morgan Stanley, BNP
Paribas, Calyon, Credit Suisse,
Mitsubishi UFJ Securities USA
Credit Suisse, JP Morgan, RBS Greenwich
Capital, Wachovia, Castleoak Securities,
Loop Capital Markets, Mitsubishi UFJ,
Samual A Ramirez
Banc of America Securities,Citigroup, Credit
Suisse, Greenwich Capital Markets, Morgan
Stanley, UBS Securities, Barclays Capital,
Goldman Sachs, Merrill Lynch, Mitsubishi
UFJ, RBC Capital Markets, Scotia Capital,
 Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
TELEFO 5.877% 7/15/2019
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley Capital Services.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/22/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
1,000,000,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
1,500,000,000
2,000,000,000
Public offering price
100.000
99.829
99.438
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
0.45%
Rating
Baa1/A-
A2/A
A3/A
Current yield
5.88%
6.71%
8.80%
Benchmark vs Spread (basis points)
220bp
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
320,000.00
 $    320,000
0.03%
3.10%
2.38%
6/30/2009
DWS Balanced VIP
DWS
90,000.00
 $      90,000
0.01%
3.10%
2.41%
6/30/2009
DWS Bond VIP
DWS
345,000.00
 $    345,000
0.03%
3.10%
0.77%
6/30/2009
DWS Core Fixed Income Fund
DWS
1,305,000.00
 $ 1,305,000
0.13%
3.10%
0.91%
6/30/2009
DWS Core Fixed Income VIP
DWS
145,000.00
 $    145,000
0.01%
3.10%
0.60%
6/30/2009
DWS Core Plus Income Fund
DWS
930,000.00
 $    930,000
0.09%
3.10%
0.69%
6/30/2009
DWS Global Bond Fund
DWS
370,000.00
 $    370,000
0.04%
3.10%
1.08%
6/30/2009
DWS Strategic Income Fund
DWS
760,000.00
 $    760,000
0.08%
3.10%
0.64%
6/30/2009
DWS Strategic Income VIP
DWS
170,000.00
 $    170,000
0.02%
3.10%
0.78%
6/30/2009
Total

4,435,000
 $ 4,435,000
0.44%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAV0
589331AP2
05523UAG5
Issuer
TIME WARNER CABLE INC
MERCK & CO INC
BAE SYSTEMS HOLDINGS INC
Underwriters
Barclays, Deutsche Bank, Goldman Sachs,
Morgan Stanley, RBS, Wells Fargo, Cabrera
Capital Markets, Williams Capital Group
Bank of America Securities, BNP Paribas,
Citigroup, Credit Suisse, HSBC, JP Morgan,
RBS, Santander, Williams Capital Group
Barclays, Citigroup, Goldman Sachs, JP
Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TWC 3 1/2 02/01/15
MRK 4 06/30/15
BALN 4.95 06/01/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2009
6/22/2009
6/1/2009
Total amount of offering sold to QIBs
500,000,000
1,000,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
1,000,000,000
500,000,000
Public offering price
99.353
99.598
99.799
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
Baa2 / BBB
Aa3 / AA-
Baa2 / BBB+
Current yield
3.50%
3.82%
4.73%
Benchmark vs Spread (basis points)
153
137.5
250







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
200,000.00
 $
198,706.00
0.04%
-0.56%
-0.14%
12/31/2009
DWS Short Duration Plus Fund
2,800,000.00
 $
2,781,884.00
0.56%
-0.56%
-0.13%
12/31/2009
Total
3,000,000.00
 $
2,980,590.00
0.60%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
89236MAA8
36155WAE6
458207AG2
Issuer
TOYS R US PROPERTY CO II
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Bank of America, Deutsche Bank, Goldman
Sachs, Wells Fargo, Barclays, Citigroup,
Credit Suisse, JP Morgan, Morgan Stanley
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TOY 8 1/2 12/01/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/10/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
725,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
725,000,000
425,000,000
500,000,000
Public offering price
98.573
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.97%
2.00%
1.75%
Rating
Ba2 / B+
B2 / BB-
B3 / B+
Current yield
8.19%
8.37%
8.15%
Benchmark vs Spread (basis points)
553
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
2,855,000.00
 $
2,814,259.15
0.39%
0.94%
0.00%
11/10/2009
DWS High Income Plus Fund
605,000.00
 $
596,366.65
0.08%
0.94%
0.00%
11/10/2009
DWS High Income Trust
360,000.00
 $
354,862.80
0.05%
0.94%
0.00%
11/10/2009
DWS High Income VIP
360,000.00
 $
354,862.80
0.05%
0.94%
0.00%
11/10/2009
DWS Multi Market Income Trust
410,000.00
 $
404,149.30
0.06%
0.94%
0.00%
11/10/2009
DWS Strategic Income Fund
300,000.00
 $
295,719.00
0.04%
0.94%
0.00%
11/10/2009
DWS Strategic Income Trust
110,000.00
 $
108,430.30
0.01%
0.94%
0.00%
11/10/2009
Total
5,000,000.00
 $
4,928,650.00
0.68%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
89236LAA0
459902AR3
018772AL7
Issuer
TOYS R US PROPERTY CO
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Deutsche Bank,
Goldman Sachs, Wachovia,
Citigroup, Credit Suisse, Morgan
Stanley
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TOY 10 3/4 07/15/17
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/1/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
950,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
950,000,000
500,000,000
570,000,000
Public offering price
97.399
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
B3 / B+
Baa2 / BBB
B2 / B+
Current yield
10.00%
6.57%
9.68%
Benchmark vs Spread (basis points)
787bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
9,835,000
$9,579,191.65
1.04%
10.37%
11.27%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,860,000
$1,811,621.40
0.19%
10.37%
11.13%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
1,575,000
$1,534,034.25
0.16%
10.37%
12.89%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
1,075,000
$1,047,039.25
0.11%
10.37%
8.22%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
435,000
$423,685.65
0.04%
10.37%
13.03%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
220,000
$214,277.80
0.02%
10.37%
8.81%
9/30/2009
Total


$14,609,850.00
1.56%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
89417EAF6
42930636
020002AX9
Issuer
Travelers Cos Incorporated
Allstate Corporation
Allstate Corporation
Underwriters
Banc of America Securities, Barclays
Capital, Deutsche Bank Securities,
Morgan Stanley
Barclays Capital, Goldman Sachs, JP Morgan
Barclays Capital, Goldman Sachs, JP Morgan,
Banc of America Securities, BNY Mellon,
Citigroup, Morgan Stanley, SunTrust Robinson,
US Bancorp Investments, Wachovia, Williams
Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
TRV 5.9% 06/02/2019
ALL 6.2% 05/16/2014
ALL 7.45% 05/16/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/28/2009
5/11/2009
5/11/2009
Total amount of offering sold to QIBs
500,000,000
300,000,000
700,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
300,000,000
700,000,000
Public offering price
99.560
99.859
99.728
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.60%
0.65%
Rating
A2/A-
A3/A-
A3/A-
Current yield
5.93%
6.21%
7.47%
Benchmark vs Spread (basis points)
225bp
420bp
430bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
325,000.00
 $    323,570
0.07%
2.88%
1.51%
5/29/2009
DWS Balanced VIP
DWS
100,000.00
 $      99,560
0.02%
2.88%
1.43%
5/29/2009
DWS Bond VIP
DWS
265,000.00
 $    263,834
0.05%
2.88%
1.37%
5/29/2009
DWS Core Fixed Income Fund
DWS
1,375,000.00
 $ 1,368,950
0.28%
2.88%
1.37%
5/29/2009
DWS Core Fixed Income VIP
DWS
155,000.00
 $    154,318
0.03%
2.88%
1.22%
5/29/2009
DWS Core Plus Income Fund
DWS
735,000.00
 $    731,766
0.15%
2.88%
1.24%
5/29/2009
Total

2,955,000
 $ 2,941,998
0.59%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
90320RAA2
36155WAE6
458207AG2
Issuer
UPC GERMANY GMBH
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Credit Suisse, Deutsche Bank, Goldman
Sachs, JP Morgan
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
UNITY 8 1/8 12/01/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/17/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
845,000,000
425,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
845,000,000
425,000,000
500,000,000
Public offering price
97.844
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
2.00%
1.75%
Rating
B1 / BB-
B2 / BB-
B3 / B+
Current yield
7.90%
8.37%
8.15%
Benchmark vs Spread (basis points)
670
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
2,860,000
 $
2,798,338.40
0.34%
3.35%
2.95%
12/31/2009
DWS High Income Plus Fund
605,000
 $
591,956.20
0.07%
3.35%
3.11%
12/31/2009
DWS High Income Trust
350,000
 $
342,454.00
0.04%
3.35%
3.92%
12/31/2009
DWS High Income VIP
365,000
 $
357,130.60
0.04%
3.35%
2.99%
12/31/2009
DWS Multi Market Income Trust
410,000
 $
401,160.40
0.05%
3.35%
3.04%
12/31/2009
DWS Strategic Income Fund
300,000
 $
293,532.00
0.03%
3.35%
0.83%
12/31/2009
DWS Strategic Income Trust
110,000
 $
107,628.40
0.01%
3.35%
3.09%
12/31/2009
Total
5,000,000
 $
4,892,200.00
0.59%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
913405AD8
983130AL9
458207AG2
Issuer
UNIVERSAL CITY DEVELOPMENT
WYNN LAS VEGAS LLC/CORP
INTELSAT JACKSON HLDG
Underwriters
Bank of America Merrill Lynch, Barclays,
Deutsche Bank, Goldman Sachs, JP
Morgan, Morgan Stanley
Bank of America Merrill Lynch, Deutsche
Bank, BNP Paribas, RBS, UBS
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
UCD 8 7/8 11/15/15
WYNN 7 7/8 11/01/17
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2009
10/9/2009
10/14/2009
Total amount of offering sold to QIBs
400,000,000
500,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
400,000,000
500,000,000
500,000,000
Public offering price
98.856
97.823
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
2.00%
1.75%
Rating
B3 / CCC+
Ba2e / BB+
B3 / B+
Current yield
8.88%
7.74%
8.15%
Benchmark vs Spread (basis points)
635
504
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
1,140,000.00
 $
1,126,958.40
0.28%
-1.37%
0.00%
11/6/2009
DWS High Income Plus Fund
240,000.00
 $
237,254.40
0.06%
-1.37%
0.18%
11/6/2009
DWS High Income Trust
145,000.00
 $
143,341.20
0.04%
-1.37%
-0.23%
11/6/2009
DWS High Income VIP
145,000.00
 $
143,341.20
0.04%
-1.37%
0.00%
11/6/2009
DWS Multi Market Income Trust
165,000.00
 $
163,112.40
0.04%
-1.37%
-0.11%
11/6/2009
DWS Strategic Income Fund
120,000.00
 $
118,627.20
0.03%
-1.37%
0.00%
11/6/2009
DWS Strategic Income Trust
45,000.00
 $
44,485.20
0.01%
-1.37%
-0.16%
11/6/2009
Total
2,000,000.00
 $
1,977,120.00
0.49%



Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
913405AF3
983130AL9
458207AG2
Issuer
UNIVERSAL CITY DEVELOPMENT
WYNN LAS VEGAS LLC/CORP
INTELSAT JACKSON HLDG
Underwriters
Bank of America Merrill Lynch, Barclays,
Deutsche Bank, Goldman Sachs, JP
Morgan, Morgan Stanley
Bank of America Merrill Lynch, Deutsche
Bank, BNP Paribas, RBS, UBS
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous operation, including

predecessors
> 3 years
> 3 years
> 3 years
Security
UCD 10 7/8 11/15/16
WYNN 7 7/8 11/01/17
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2009
10/9/2009
10/14/2009
Total amount of offering sold to QIBs
225,000,000
500,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
225,000,000
500,000,000
500,000,000
Public offering price
98.796
97.823
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
2.00%
1.75%
Rating
B3 / CCC+
Ba2e / BB+
B3 / B+
Current yield
10.88%
7.74%
8.15%
Benchmark vs Spread (basis points)
807
504
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
570,000
 $
563,137.20
0.25%
1.47%
0.00%
10/27/2009
DWS High Income Plus Fund
120,000.00
 $
118,555.20
0.05%
1.47%
0.00%
10/27/2009
DWS High Income Trust
70,000.00
 $
69,157.20
0.03%
1.47%
0.00%
10/27/2009
DWS High Income VIP
75,000.00
 $
74,097.00
0.03%
1.47%
0.00%
10/27/2009
DWS Multi Market Income Trust
85,000.00
 $
83,976.60
0.04%
1.47%
0.00%
10/27/2009
DWS Strategic Income Fund
60,000.00
 $
59,277.60
0.03%
1.47%
0.00%
10/27/2009
DWS Strategic Income Trust
20,000.00
 $
19,759.20
0.01%
1.47%
0.00%
10/27/2009
Total
1,000,000
 $
987,960.00
0.44%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
92553PAE2
05523UAJ9
032511BF3
Issuer
VIACOM INC
BAE SYSTEMS HOLDINGS INC
ANADARKO PETROLEUM CORP
Underwriters
Citigroup, Deutsche Bank, RBS,
Bank of New York, BNP Paribas,
Daiwa Securities, Lloyds Bank,
Mitsubishi UFJ, Mizuho Securities
Barclays, Citigroup, Goldman
Sachs, JP Morgan
Bank of America, Citigroup,
Morgan Stanley, RBS, Bank of
Tokyo-Mitsubishi UFJ, Bank of
New York Mellon, BBVA
Securities, BMO Capital Markets,
BNP Paribas, Calyon, DnB NOR
Bank
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
VIA 4 3/8 09/15/14
BALN 6 3/8 06/01/19
APC 6 19/20 06/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/19/2009
6/1/2009
6/9/2009
Total amount of offering sold to QIBs
600,000,000
1,000,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
1,000,000,000
300,000,000
Public offering price
99.291
99.651
98.881
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
N/A
0.65%
Rating
Baa2 / BBB
Baa2 / BBB+
Baa3 / BBB-
Current yield
4.27%
5.84%
6.29%
Benchmark vs Spread (basis points)
210bp
275bp
325bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
350,000
 $
347,518.50
0.06%
2.85%
1.17%
9/30/2009
DWS Short Duration Plus Fund
DWS
4,210,000
 $
4,180,151.10
0.70%
2.85%
1.35%
9/30/2009
Total


 $
4,527,669.60
0.76%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
92769VAA7
00206RAP7
00206RAR3
Issuer
Virgin Media Finance
AT&T Incorporated
AT&T Incorporated
Underwriters
BNP Paribas, Calyon Securities,
Deutsche Bank Securities, Goldman
Sachs, HSBC Securities, JP Morgan,
RBS Securities, Barclays Capital, Fortis
Securities, Lloyds TSB, UBS
Investment Bank
Credit Suisse, JP Morgan, RBS Greenwich
 Capital, Wachovia, Castleoak Securities,
Loop Capital, Mitsubishi UFJ, Samual A
Ramirez
Banc of America Securities, Citigroup,
JP Morgan
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
VMED 9.5% 08/15/2016
T 6.7% 11/15/2013
T 5.8% 02/15/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/29/2009
11/12/2008
1/29/2009
Total amount of offering sold to QIBs
1,350,000,000
1,500,000,000
2,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,350,000,000
1,500,000,000
2,250,000,000
Public offering price
95.574
99.829
99.689
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.08%
0.35%
0.45%
Rating
B2/B
A2/A
A2/A
Current yield
9.94%
6.71%
5.82%
Benchmark vs Spread (basis points)
721bp
437bp
300bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
7,715,000.00
 $  7,373,534
0.57%
3.06%
2.47%
6/30/2009
DWS High Income Plus Fund
DWS
1,585,000.00
 $  1,514,848
0.12%
3.06%
2.48%
6/30/2009
DWS High Income VIP
DWS
1,000,000.00
 $     955,740
0.07%
3.06%
2.58%
6/30/2009
DWS Multi Market Income Trust
DWS
810,000.00
 $     774,149
0.06%
3.06%
2.47%
6/30/2009
DWS Strategic Income Fund
DWS
570,000.00
 $     544,772
0.04%
3.06%
1.11%
6/30/2009
DWS Strategic Income VIP
DWS
100,000.00
 $      95,574
0.01%
3.06%
2.55%
6/30/2009
DWS Strategic Income Trust
DWS
220,000.00
 $     210,263
0.02%
3.06%
1.27%
6/30/2009
Total

12,000,000
 $11,468,880
0.89%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
961214BJ1
61757UAH3
06050BAG6
Issuer
WESTPAC BANKING CORP
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Bank of America Merrill Lynch, Citigroup,
Deutsche Bank
Bank of New York Mellon, BB&T,Cabrera
Capital Markets, CastleOak,  FTN Financial,
HSBC, Keybanc Capital Markets, Loop
Capital Markets
Bank of America
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
WSTP 2 1/4 11/19/12
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/16/2009
1/14/2009
1/27/2009
Total amount of offering sold to QIBs
2,000,000,000
3,000,000,000
6,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
3,000,000,000
6,000,000,000
Public offering price
99.916
99.958
99.970
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.30%
0.30%
Rating
Aa1 / AA
Aaa / AAA
Aaa / AAA
Current yield
2.25%
1.93%
2.06%
Benchmark vs Spread (basis points)
100
97.6
97.2







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
1,000,000
 $
999,160.00
0.05%
-0.15%
0.26%
12/31/2009
DWS Short Duration Plus Fund
14,000,000
 $
13,988,240.00
0.70%
-0.15%
0.09%
12/31/2009
Total
15,000,000
 $
14,987,400.00
0.75%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
961214BK8
61747YCG8
06051GDZ9
Issuer
WESTPAC BANKING CORP
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Bank of America Merrill Lynch, Citigroup,
Deutsche Bank
Keefe Bruyette & Woods, Loop Capital
Markets, Siebert Capital Markets, Bank of
New York Mellon, BB&T, Blaylock &
Partners, Cabrera Capital Markets
Bank of America
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
WSTP 4 7/8 11/19/19
MS 7.3 05/13/19
BAC 7 5/8 06/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/16/2009
5/8/2009
5/28/2009
Total amount of offering sold to QIBs
2,000,000,000
3,000,000,000
2,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
3,000,000,000
2,500,000,000
Public offering price
99.929
99.769
99.244
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.45%
0.45%
0.45%
Rating
Aa1 / AA
A2 / A
A2 / A
Current yield
4.96%
6.48%
6.62%
Benchmark vs Spread (basis points)
155
360
410







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
666,000
 $
665,527.14
0.03%
-1.23%
-0.46%
12/31/2009
DWS Balanced VIP
181,000
 $
180,871.49
0.01%
-1.23%
-0.44%
12/31/2009
DWS Bond VIP
762,000
 $
761,458.98
0.04%
-1.23%
-0.36%
12/31/2009
DWS Core Fixed Income Fund
1,543,000
 $
1,541,904.47
0.08%
-1.23%
-0.89%
12/31/2009
DWS Core Fixed Income VIP
305,000
 $
304,783.45
0.02%
-1.23%
-0.90%
12/31/2009
DWS Core Plus Income Fund
1,857,000
 $
1,855,681.53
0.09%
-1.23%
-0.52%
12/31/2009
DWS Global Bond Fund
781,000
 $
780,445.49
0.04%
-1.23%
-2.15%
12/31/2009
DWS Strategic Income Fund
1,710,000
 $
1,708,785.90
0.09%
-1.23%
0.61%
12/31/2009
DWS Strategic Income VIP
290,000
 $
289,794.10
0.01%
-1.23%
0.78%
12/31/2009
Total
8,095,000
 $
8,089,252.55
0.40%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
97314XAE4
018772AL7
172441AR8
Issuer
WIND ACQUISITION FIN SA
ALLIANCE ONE INTL INC
CINEMARK USA INC
Underwriters
Bank IMI, BNP Paribas, Calyon,
Citigroup, Credit Suisse, Deutsche
Bank, Goldman Sachs, JP
Morgan, MPS Capital Services
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Barclays, Deutsche Bank, JP
Morgan,  Morgan Stanley, Bank of
America, Credit Suisse, Wachovia
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
WINDIM 11 3/4 07/15/17
AOI 10 07/15/16
CNK 8 5/8 06/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/1/2009
6/26/2009
6/16/2009
Total amount of offering sold to QIBs
2,000,000,000
570,000,000
470,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
570,000,000
470,000,000
Public offering price
97.492
95.177
97.560
Price paid if other than public offering
 price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
2.00%
2.00%
Rating
B2 / BB-
B2 / B+
B3 / B-
Current yield
10.52%
9.68%
8.21%
Benchmark vs Spread (basis points)
883bp
782bp
531bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
7,000,000
$6,824,440.00
0.35%
15.65%
11.27%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,400,000
$1,364,888.00
0.07%
15.65%
11.13%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
800,000
$779,936.00
0.04%
15.65%
12.89%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
500,000
$487,460.00
0.02%
15.65%
15.50%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
200,000
$194,984.00
0.01%
15.65%
8.22%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
100,000
$97,492.00
0.00%
15.65%
8.81%
9/30/2009
Total


$9,749,200.00
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
984121CA9
931422AE9
134429AT6
Issuer
XEROX CORPORATION
WALGREEN CO
CAMPBELL SOUP CO
Underwriters
Bank of America Merrill Lynch, Citigroup,
JP Morgan, BNP Paribas, Deutsche Bank,
HSBC, Mizuho Securities, PNC, UBS, USB
Capital Resources
Bank of America, Goldman Sachs, JP
Morgan, Morgan Stanley
Barclays Capital, JP Morgan, UBS, Bank
of America, Citigroup, Morgan Stanley,
PNC, Wachovia, Williams Capital Group
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
XRX 5 5/8 12/15/19
WAG 5 1/4 01/15/19
CPB 4 1/2 02/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/1/2009
1/8/2009
1/14/2009
Total amount of offering sold to QIBs
650,000,000
1,000,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
650,000,000
1,000,000,000
300,000,000
Public offering price
99.725
99.477
99.285
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.88%
0.65%
0.65%
Rating
Baa2 / BBB
A2 / A+
A2 / A
Current yield
5.53%
5.08%
4.32%
Benchmark vs Spread (basis points)
237.5
287.5
237.5







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
220,000
 $
219,395.00
0.03%
0.14%
0.01%
12/31/2009
DWS Balanced VIP
60,000
 $
59,835.00
0.01%
0.14%
0.10%
12/31/2009
DWS Bond VIP
250,000
 $
249,312.50
0.04%
0.14%
-0.54%
12/31/2009
DWS Core Fixed Income Fund
500,000
 $
498,625.00
0.08%
0.14%
-1.16%
12/31/2009
DWS Core Fixed Income VIP
100,000
 $
99,725.00
0.02%
0.14%
-1.02%
12/31/2009
DWS Core Plus Income Fund
600,000
 $
598,350.00
0.09%
0.14%
-0.41%
12/31/2009
DWS Global Bond Fund
270,000
 $
269,257.50
0.04%
0.14%
-3.11%
12/31/2009
DWS Strategic Income Fund
790,000
 $
787,827.50
0.12%
2.30%
0.22%
12/8/2009
DWS Strategic Income VIP
130,000
 $
129,642.50
0.02%
2.30%
0.26%
12/8/2009
Total
2,920,000
 $
2,911,970.00
0.42%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
989701AX5
459902AR3
018772AL7
Issuer
ZIONS BANCORP
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Deutsche Bank, Goldman Sachs,
Bank of America, JP Morgan
Securities, Zions Direct
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ZION 7 3/4 09/23/14
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
 of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/18/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
450,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
450,000,000
500,000,000
570,000,000
Public offering price
86.888
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.25%
0.65%
2.00%
Rating
BBB-
Baa2 / BBB
B2 / B+
Current yield
8.57%
6.57%
9.68%
Benchmark vs Spread (basis points)
538bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
6,835,000
$5,938,794.80
1.52%
3.80%
0.32%
9/25/2009
DWS HIGH INCOME PLUS FUND
DWS
1,430,000
$1,242,498.40
0.28%
3.79%
0.70%
9/25/2009
DWS HIGH INCOME TRUST
DWS
830,000
$721,170.40
0.16%
3.79%
0.89%
9/25/2009
DWS HIGH INCOME VIP
DWS
855,000
$742,892.40
0.17%
3.80%
0.49%
9/25/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
70,000
$60,821.60
0.01%
3.78%
-1.23%
9/25/2009
DWS MULTI MARKET INCOME TRUST
DWS
895,000
$777,647.60
0.17%
3.80%
0.57%
9/25/2009
DWS STRATEGIC INCOME FUND
DWS
695,000
$603,871.60
0.13%
3.79%
0.89%
9/25/2009
DWS STRATEGIC INCOME TRUST
DWS
250,000
$217,220.00
0.05%
3.80%
0.65%
9/25/2009
DWS STRATEGIC INCOME VIP
DWS
140,000
$121,643.20
0.03%
3.77%
0.72%
9/25/2009
Total


$10,426,560.00
2.52%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
14041NEJ6
665859AJ3
85748KAA1
Issuer
Capital One Multi Asset Execution
Trust
Northern Trust Corporation
State Street Corporation
Underwriters
Citigroup, Deutsche Bank Securities,
Bank of America, Barclays Capital
Merrill Lynch, UBS Securities, Goldman
Sachs, Loop Capital Markets, Williams
Capital
Banc of America Securities, Goldman Sachs,
Credit Suisse, Morgan Stanley, Muriel
Siebert, UBS Securities, Williams Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
COMET 2009-A2 3.2% 4/15/2014
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
1,000,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
400,000,000
1,500,000,000
Public offering price
100.000
99.611
99.856
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.30%
0.30%
Rating
B1/b
A1/AA-
Aaae/AAA
Current yield
3.22%
5.52%
2.15%
Benchmark vs Spread (basis points)
214bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $     770,000
0.08%
0.23%
0.86%
6/30/2009
DWS Short Duration Plus Fund
DWS
9,230,000.00
 $  9,230,000
0.92%
0.23%
0.69%
6/30/2009
Total

10,000,000
 $10,000,000
1.00%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
EI0525820
36155WAE6
458207AG2
Issuer
UPC GERMANY GMBH
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Credit Suisse, Deutsche Bank, Goldman
Sachs, JP Morgan
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
UNITY 9 5/8 12/01/19
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/17/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
665,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
665,000,000
425,000,000
500,000,000
Public offering price
97.652
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
2.00%
1.75%
Rating
B3 / B-
B2 / BB-
B3 / B+
Current yield
9.63%
8.37%
8.15%
Benchmark vs Spread (basis points)
668
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
4,290,000
 $
4,189,270.80
0.63%
3.56%
2.95%
12/31/2009
DWS High Income Plus Fund
905,000
 $
883,750.60
0.13%
3.56%
3.11%
12/31/2009
DWS High Income Trust
530,000
 $
517,555.60
0.08%
3.56%
3.92%
12/31/2009
DWS High Income VIP
550,000
 $
537,086.00
0.08%
3.56%
2.99%
12/31/2009
DWS Multi Market Income Trust
610,000
 $
595,677.20
0.09%
3.56%
3.04%
12/31/2009
DWS Strategic Income Fund
455,000
 $
444,316.60
0.07%
3.56%
0.83%
12/31/2009
DWS Strategic Income Trust
160,000
 $
156,243.20
0.02%
3.56%
3.09%
12/31/2009
Total
7,500,000
 $
7,323,900.00
1.10%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
02666QF32
742732AE0
369550AP3
Issuer
American Honda Fin Sr Nt 144A
Procter & Gamble International
General Dynamics Corp
Underwriters
BAC, BCLY, CITI, DB,
HSBC, JPM, MITSUBISHI, MIZUHO
GS, JPM, MS
BAC, JPM, RBS
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
HNDA 2 3/8 03/18/13
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
8/25/2009
6/19/2009
Total dollar amount of offering sold
to QIBs
1,000,000,000
1,000,000,000
750,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,000,000,000
1,000,000,000
750,000,000
Public offering price
99.96
99.93
99.55
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.18%
0.20%
Rating
A1/A+
Aa3/AA-
A2/A
Current yield
2.375
0.964
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
100
38
80
DWS Short Duration Fund
295,000
294,882
0.03%
0.00%
0.29%
3/31/2010
DWS Short Duration Plus Fund
4,410,000
4,408,236
0.44%
0.00%
0.30%
3/31/2010
Total
4,705,000
4,703,118
0.47%
^The Security and Fund Performance is
calculated based on information provided
 by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
02666QF40
589331AP2
05523UAG5
Issuer
American Honda Fin Sr Nt 144A
Merck & Co Inc
BAE Systems Holdings Inc
Underwriters
BAC, BCLY, CITI, DB
BAC, BCLY, CITI
BCLY,CITI,GS
Years of continuous operation, including
 predecessors
> 3 years
> 3 years
> 3 years
Security
HNDA 3 1/2 03/16/15
MRK 4 06/30/15
BALN 4.95 06/01/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
BANK OF AMERICA.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
6/22/2009
6/1/2009
Total dollar amount of offering sold to
QIBs
1,000,000,000
1,000,000,000
500,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,000,000,000
1,000,000,000
500,000,000
Public offering price
99.78
99.6
99.8
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
A1/A+
Aa3/AA-
Baa2/BBB+
Current yield
3.5
2.995
3.844
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
120
137.5
250
DWS Short Duration Fund
225,000
224,510
0.02%
0.18%
0.29%
3/31/2010
DWS Short Duration Plus Fund
3,355,000
3,347,686
0.33%
0.18%
0.30%
3/31/2010
Total
3,580,000
3,572,196
0.36%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.



Security Purchased
Comparison Security
Comparison Security
CUSIP
097751AS0
431318AJ3
563571AG3
Issuer
BOMBARDIER INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI, RBC
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BOMB 7.5 2018
HILCRP 8 02/15/31
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
650,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public
offering
-
-
Total
650,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
7.50%
0.02%
0.02%
Rating
Ba2 /BB+
B2/BB-
Caa1/BB-
Current yield
7.2
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
415
455
609
DWS High Income Trust
140,000
140,000
0.02%
4.25%
1.28%
3/31/2010
DWS High Income VIP
135,000
135,000
0.02%
4.25%
1.04%
3/31/2010
DWS High Income Fund
1,105,000
1,105,000
0.17%
4.25%
1.12%
3/31/2010
DWS Strategic Income VIP
25,000
25,000
0.00%
4.25%
0.58%
3/31/2010
DWS Lifecycle Long Range Fund
10,000
10,000
0.00%
4.25%
1.06%
3/31/2010
DWS High Income Plus Fund
245,000
245,000
0.04%
4.25%
1.26%
3/31/2010
DWS Strategic Income Fund
125,000
125,000
0.02%
4.25%
0.47%
3/31/2010
DWS Multi Market Income Trust
170,000
170,000
0.03%
4.25%
1.06%
3/31/2010
DWS Strategic Income Trust
45,000
45,000
0.01%
4.25%
1.10%
3/31/2010
Total
2,000,000
2,000,000
0.31%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
097751AV3
431318AJ3
563571AG3
Issuer
BOMBARDIER INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BOMB 7.75 2020
HILCRP 8 02/15/40
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
850,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public
offering
-
-
-
Total
850,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Ba2 /BB+
B2/BB-
Caa1/BB-
Current yield
1.5
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
404
455
609
DWS High Income Trust
355,000
355,000
0.04%
4.50%
1.28%
3/31/2010
DWS High Income VIP
340,000
340,000
0.04%
4.50%
1.04%
3/31/2010
DWS High Income Fund
2,760,000
2,760,000
0.32%
4.50%
1.12%
3/31/2010
DWS Strategic Income VIP
55,000
55,000
0.01%
4.50%
0.58%
3/31/2010
DWS Lifecycle Long Range Fund
30,000
30,000
0.00%
4.50%
1.06%
3/31/2010
DWS High Income Plus Fund
605,000
605,000
0.07%
4.50%
1.26%
3/31/2010
DWS Strategic Income Fund
315,000
315,000
0.04%
4.50%
0.47%
3/31/2010
DWS Multi Market Income Trust
425,000
425,000
0.05%
4.50%
1.06%
3/31/2010
DWS Strategic Income Trust
115,000
115,000
0.01%
4.50%
1.10%
3/31/2010
Total
5,000,000
5,000,000
0.59%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
136069DF5
61757UAH3
06050BAG6
Issuer
Canadian Imperial Bk Cov 144A
Morgan Stanley
Bank of America Corp
Underwriters
BAC, CIBC, HSBC, RBS, BCLY, DB, JPM, RBC,
UBS MS BAC
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CM 2 02/04/13
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
ROYAL BANK OF SCOTLAND
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/27/2010
1/14/2009
1/27/2009
Total dollar amount of offering sold to
QIBs
2,000,000,000
3,000,000,000
6,000,000,000
Total dollar amount of any concurrent public
offering
-
-
-
Total
2,000,000,000
3,000,000,000
6,000,000,000
Public offering price
99.98
99.96
99.97
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.30%
0.30%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
2
1.324
1.216
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
66
97.6
97.2
DWS Short Duration Fund
545,000
544,869
0.03%
0.31%
0.89%
3/31/2010
DWS Short Duration Plus Fund
8,150,000
8,148,044
0.41%
0.31%
0.91%
3/31/2010
Total
8,695,000
8,692,913
0.43%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
153527AG1
92203PAD8
695459AE7
Issuer
CENTRAL GARDEN AND PET CO
VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
JPM, OPCO, DB, SUNTRST
JPM, DB
BAC, DB, CS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CENT 8.25 2018
VANGUA 8 02/01/20
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/25/2010
1/20/2010
1/7/2010
Total dollar amount of offering sold to
QIBs
400,000,000
950,000,000
300,000,000
Total dollar amount of any concurrent public
offering
-
-
-
Total
400,000,000
950,000,000
300,000,000
Public offering price
100
98.32
100.53
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2/B
B3/CCC+
NR/NR
Current yield
8.1
8
8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
565
494
539
DWS High Income Trust
230,000
230,000
0.06%
1.38%
3.95%
3/31/2010
DWS High Income Fund
1,765,000
1,765,000
0.44%
1.38%
3.34%
3/31/2010
DWS Strategic Income VIP
35,000
35,000
0.01%
1.38%
2.03%
3/31/2010
DWS Lifecycle Long Range Fund
20,000
20,000
0.01%
1.38%
4.42%
3/31/2010
DWS High Income Plus Fund
385,000
385,000
0.10%
1.38%
3.67%
3/31/2010
DWS Strategic Income Fund
210,000
210,000
0.05%
1.38%
1.99%
3/31/2010
DWS Multi Market Income Trust
280,000
280,000
0.07%
1.38%
4.42%
3/31/2010
DWS Strategic Income Trust
75,000
75,000
0.02%
1.38%
3.70%
3/31/2010
Total
3,000,000
3,000,000
0.78%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Purchased
Comparison Security
Comparison Security
CUSIP
19190AAA5
097751AS0
701081AS0
Issuer
COFFEYVILLE RESOURCES LLC
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
CS, DB, GS, RBS
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3
Security
CFVRES 9 2015
BOMB 7 1/2 03/15/20
PKD 9 1/8 04/
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
Name of underwriter or dealer from which
purchased
N/A
Firm commitment underwriting?
Yes
Yes
Trade date/Date of Offering
3/25/2010
3/15/2010
3/11/
Total dollar amount of offering sold to
QIBs
275,000,000
650,000,000
300,000,000
Total dollar amount of any concurrent
public offering
-
-
Total
275,000,000
650,000,000
300,000,000
Public offering price
99.51
98.32
Price paid if other than public offering
price
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
Ba3 /BB-
Ba2/BB+
B1/
Current yield
8.9
7.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
651
415
DWS High Income Trust
70,000
69,657
0.03%
2.25%
0.32%
3/31/2010
DWS High Income VIP
70,000
69,657
0.03%
2.25%
0.15%
3/31/2010
DWS High Income Fund
545,000
542,330
0.20%
2.25%
0.43%
3/31/2010
DWS Strategic Income VIP
10,000
9,951
0.00%
2.25%
0.17%
3/31/2010
DWS Lifecycle Long Range Fund
10,000
9,951
0.00%
2.25%
0.60%
3/31/2010
DWS High Income Plus Fund
120,000
119,412
0.04%
2.25%
0.80%
3/31/2010
DWS Strategic Income Fund
65,000
64,682
0.02%
2.25%
0.00%
3/31/2010
DWS Multi Market Income Trust
85,000
84,584
0.03%
2.25%
0.32%
3/31/2010
DWS Strategic Income Trust
25,000
24,878
0.01%
2.25%
0.30%
3/31/2010
Total
1,000,000
995,110
0.36%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
22546QAD9
693476BJ1
61745E2B6
Issuer
Credit Suisse Sub Nt
PNC Funding Corp
Morgan Stanley
Underwriters
CS, BAC, BANCO
POPULAR, BNY, BBT, CITI, COMERICA, DB
JPM, MS, BAC
MS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CS 5.4 01/14/20
PNC 5 1/8 02/08/20
MS 5 03/01/20
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
CREDIT SUISSE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/11/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
2,500,000,000
1,000,000,000
37,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
2,500,000,000
1,000,000,000
37,000,000
Public offering price
99.76
99.86
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.50%
0.50%
Rating
Aa2/A
A3/A
A2/A
Current yield
5.4
5.025
0
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
162
145
190
DWS Bond VIP
185,000
184,549
0.01%
1.03%
1.07%
3/31/2010
DWS Core Fixed Income Fund
720,000
718,243
0.03%
1.03%
1.39%
3/31/2010
DWS Core Fixed Income VIP
110,000
109,732
0.00%
1.03%
1.13%
3/31/2010
DWS Core Plus Income Fund
440,000
438,926
0.02%
1.03%
1.33%
3/31/2010
DWS Global Bond Fund
210,000
209,488
0.01%
1.03%
1.79%
3/31/2010
DWS Balanced Fund
322,000
321,214
0.01%
1.03%
1.32%
3/31/2010
DWS Balanced VIP
88,000
87,785
0.00%
1.03%
1.33%
3/31/2010
Total
2,075,000
2,069,937
0.08%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
25380WAC0
431318AJ3
563571AG3
Issuer
DIGICEL GROUP LTD
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
CITI, CS, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
DLLTD 10.5 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/16/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
775,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
775,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Caa1/N/A
B2/BB-
Caa1/BB-
Current yield
10.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
715
455
609
DWS High Income Trust
100,000
100,000
0.01%
3.75%
1.17%
3/31/2010
DWS High Income VIP
190,000
190,000
0.02%
3.75%
0.89%
3/31/2010
DWS High Income Fund
1,530,000
1,530,000
0.20%
3.75%
1.12%
3/31/2010
DWS Strategic Income VIP
100,000
100,000
0.01%
3.75%
0.42%
3/31/2010
DWS Lifecycle Long Range Fund
100,000
100,000
0.01%
3.75%
0.35%
3/31/2010
DWS High Income Plus Fund
340,000
340,000
0.04%
3.75%
1.11%
3/31/2010
DWS Strategic Income Fund
175,000
175,000
0.02%
3.75%
0.26%
3/31/2010
DWS Multi Market Income Trust
115,000
115,000
0.01%
3.75%
0.96%
3/31/2010
DWS Strategic Income Trust
100,000
100,000
0.01%
3.75%
1.03%
3/31/2010
Total
2,750,000
2,750,000
0.35%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AV1
30216BBS0
US500769DF83
Issuer
Export-Import Bk Sr Unsec
Export Development Canada
KFW
Underwriters
DB, HSBC, JPM, RBS, UBS,
HANA DAETOO, WOORI
BAC, BNP, HSBC
CS, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EIBKOR 4 1/8 09/09/15
EDC 3 1/8 04/24/14
KFW 3 1/2 03/10/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/2/2010
4/20/2009
3/3/2009
Total dollar amount of offering sold to
QIBs
1,000,000,000
1,000,000,000
5,000,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,000,000,000
1,000,000,000
5,000,000,000
Public offering price
99.47
99.84
99.97
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.15%
0.15%
Rating
A2/A
Aaa/AAA
Aaa/AAA
Current yield
4.125
2.299
3.375572
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
195
135.8
162.8
DWS Short Duration Fund
357,000
355,090
0.04%
0.94%
0.29%
3/31/2010
DWS Short Duration Plus Fund
9,500,000
9,449,175
0.94%
0.94%
0.40%
3/31/2010
DWS Strategic Income Fund
1,018,000
1,012,554
0.10%
1.17%
1.55%
3/30/2010
DWS Strategic Income VIP
173,000
172,075
0.02%
1.17%
1.34%
3/30/2010
Total
11,048,000
10,988,894
1.10%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
345397VM2
18451QAA6
302203AA2
Issuer
FORD MOTOR CREDIT CO LLC
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, MS, GS, BCLY, CITI
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FMCC 8.125 2020
CCU 9 1/4 12/15/19
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/14/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
1,250,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,250,000,000
500,000,000
1,400,000,000
Public offering price
100
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
B1 /B-
B2/B
B1/B+
Current yield
7.8
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
715
602
622
DWS High Income Trust
225,000
225,000
0.02%
4.90%
3.48%
3/31/2010
DWS High Income VIP
100,000
100,000
0.01%
4.90%
2.40%
3/31/2010
DWS High Income Fund
685,000
685,000
0.05%
4.90%
2.77%
3/31/2010
DWS High Income Plus Fund
115,000
115,000
0.01%
4.90%
2.63%
3/31/2010
DWS Strategic Income Fund
100,000
100,000
0.01%
4.90%
2.08%
3/31/2010
DWS Multi Market Income Trust
1,410,000
1,410,000
0.11%
4.90%
3.41%
3/31/2010
DWS Strategic Income Trust
365,000
365,000
0.03%
4.90%
3.44%
3/31/2010
Total
3,000,000
3,000,000
0.26%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
36186RAA8
431318AJ3
563571AG3
Issuer
GMAC INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, DB, MS, CITI, BNP, CS, RBS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GMAC 8 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
1,900,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,900,000,000
300,000,000
400,000,000
Public offering price
98.32
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.02%
0.02%
Rating
B3 /B
B2/BB-
Caa1/BB-
Current yield
8.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
445.5
455
609
DWS High Income Trust
495,000
486,684
0.03%
4.25%
1.50%
3/31/2010
DWS High Income VIP
480,000
471,936
0.02%
4.25%
1.19%
3/31/2010
DWS High Income Fund
3,850,000
3,785,320
0.20%
4.25%
1.34%
3/31/2010
DWS Strategic Income VIP
80,000
78,656
0.00%
4.25%
0.67%
3/31/2010
DWS Lifecycle Long Range Fund
40,000
39,328
0.00%
4.25%
1.18%
3/31/2010
DWS High Income Plus Fund
850,000
835,720
0.04%
4.25%
1.26%
3/31/2010
DWS Strategic Income Fund
445,000
437,524
0.02%
4.25%
0.69%
3/31/2010
DWS Multi Market Income Trust
600,000
589,920
0.03%
4.25%
1.50%
3/31/2010
DWS Strategic Income Trust
160,000
157,312
0.01%
4.25%
1.49%
3/31/2010
Total
7,000,000
6,882,400
0.36%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
416515AY0
74432QBJ3
665859AK0
Issuer
Hartford Fin Svcs Grp Sr Nt
Prudential Financial Inc
Northern Trust Corp
Underwriters
CITI, CS, GS, JP, WELLS,
BAC, DAIWA, DB, MITSUBISHI
BAC, BCLY, MS
GS, MS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HIG 4 03/30/15
PRU 4 3/4 09/17/15
NTRS 4 5/8 05/01/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
GOLDMAN, SACHS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/18/2010
9/10/2009
4/28/2009
Total dollar amount of offering sold to
QIBs
1,100,000,000
900,000,000
500,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,100,000,000
900,000,000
500,000,000
Public offering price
99.93
99.77
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.60%
0.30%
0.30%
Rating
Baa3/BBB
Baa2/A
A1/AA-
Current yield
4
4.254
2.912
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
160
250
275
DWS Short Duration Fund
440,000
439,701
0.04%
-0.53%
0.29%
3/31/2010
DWS Short Duration Plus Fund
6,560,000
6,555,539
0.60%
-0.53%
0.19%
3/31/2010
Total
7,000,000
6,995,240
0.64%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
431318AJ3
92203PAD8
695459AE7
Issuer
HILCORP ENERGY I LP
VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
BCLY, BMO, DB, JPM, WELLS,
JPM, DB
BAC, DB, CS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HILCRP 8 2020
VANGUA 8 02/01/24
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/3/2010
1/20/2010
1/7/2010
Total dollar amount of offering sold to
QIBs
300,000,000
950,000,000
300,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
300,000,000
950,000,000
300,000,000
Public offering price
98.32
98.32
100.53
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2/ BB-
B3/CCC+
NR/NR
Current yield
8.3
8
8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
455
494
539
DWS High Income Trust
205,000
201,556
0.07%
-1.34%
3.71%
3/31/2010
DWS High Income VIP
215,000
211,388
0.07%
-1.34%
2.71%
3/31/2010
DWS High Income Fund
1,660,000
1,632,112
0.54%
-1.34%
2.94%
3/31/2010
DWS Strategic Income VIP
35,000
34,412
0.01%
-1.34%
2.38%
3/31/2010
DWS Lifecycle Long Range Fund
20,000
19,664
0.01%
-1.34%
4.68%
3/31/2010
DWS High Income Plus Fund
355,000
349,036
0.12%
-1.34%
2.88%
3/31/2010
DWS Strategic Income Fund
185,000
181,892
0.06%
-1.34%
2.48%
3/31/2010
DWS Multi Market Income Trust
255,000
250,716
0.08%
-1.34%
3.86%
3/31/2010
DWS Strategic Income Trust
70,000
68,824
0.02%
-1.34%
3.92%
3/31/2010
Total
3,000,000
2,949,450
0.98%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
471109AD0
18451QAA6
302203AA2
Issuer
JARDEN CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BCLY, DB, GS, SUNTRST, UBS, WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
JAH 7.5 2020
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/14/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
275,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
275,000,000
500,000,000
1,400,000,000
Public offering price
99.14
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B3 /B
B2/B
B1/B+
Current yield
7.4
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
385
602
622
DWS High Income Trust
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
DWS High Income VIP
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
DWS High Income Fund
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
DWS High Income Plus Fund
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
DWS Multi Market Income Trust
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
Total
500,000
495,700
0.20%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
50075NAY0
260543BZ5
69373UAB3
Issuer
Kraft Foods Inc Sr Unsec
Dow Chemical Co/The
PACCAR Inc
Underwriters
BCLY, BBVA, BNP, CITI, CS, DB, HSBC,
RBS BAC, CITI, HSBC, MS
BAC, BCLY, CITI
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KFT 2 5/8 05/08/13
DOW 4.85 08/15/12
PCAR 6 3/8 02/15/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
BNP PARIBAS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/4/2010
8/4/2009
2/10/2009
Total dollar amount of offering sold to
QIBs
9,500,000,000
1,250,000,000
250,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
9,500,000,000
1,250,000,000
250,000,000
Public offering price
99.73
99.99
99.89
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.40%
0.40%
Rating
Baa2/BBB-
Baa3/BBB-
A1/AA-
Current yield
2.625
2.375
1.69
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
140
312.5
500
DWS Short Duration Fund
130,000
129,650
0.00%
1.29%
0.59%
3/31/2010
DWS Short Duration Plus Fund
1,940,000
1,934,781
0.02%
1.29%
0.80%
3/31/2010
Total
2,070,000
2,064,431
0.02%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
50075NBA1
205887BF8
487836BC1
Issuer
Kraft Foods Inc Sr Unsec
ConAgra Foods Inc
Kellogg Co
Underwriters
BCLY, BBVA, BNP, CITI, CS, DB,
HSBC, RBS, SGA, BANCA, DNB,
MIZUHO, SANTANDER
BAC, JPM
BAC, BNP, SUNTRST
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KFT 5 3/8 02/10/20
CAG 7 04/15/19
K 4.15 11/15/19
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
BNP PARIBAS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/4/2010
4/6/2009
11/16/2009
Total dollar amount of offering sold to
QIBs
9,500,000
500,000,000
500,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
9,500,000
500,000,000
500,000,000
Public offering price
99.18
99.6
99.65
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.50%
0.50%
Rating
Baa2/BBB-
Baa2/BBB
A3/BBB+
Current yield
5.375
4.922
4.3
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
190
412.5
85
DWS Bond VIP
635,000
629,768
6.63%
2.48%
0.53%
3/31/2010
DWS Core Fixed Income Fund
1,600,000
1,586,816
16.70%
2.48%
0.23%
3/31/2010
DWS Core Fixed Income
250,000
247,940
2.61%
2.48%
0.00%
3/31/2010
DWS Core Plus Income Fund
1,530,000
1,517,393
15.97%
2.48%
0.86%
3/31/2010
DWS Global Bond Fund
720,000
714,067
7.52%
2.48%
0.00%
3/31/2010
DWS Strategic Income Fund
1,710,000
1,695,910
0.02%
2.48%
2.48%
3/31/2010
DWS Strategic Income VIP
290,000
287,610
0.00%
2.48%
2.38%
3/31/2010
DWS Balanced Fund
735,000
728,944
7.67%
2.48%
6.56%
3/31/2010
DWS Balanced VIP
200,000
198,352
2.09%
2.48%
6.50%
3/31/2010
Total
7,670,000
7,606,800
0.08%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of
asecurity, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
585055AR7
589331AP2
05523UAG5
Issuer
Medtronic Inc Sr Nt
Merck & Co Inc
BAE Systems Holdings Inc
Underwriters
BAC, DB, GS, JPM, CITI, HSBC, MITSUBISHI,
MIZUHO, UBS BAC, BNP, CITI
BCLY, CITI, GS, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
MDT 3 03/15/15Sr Nt
MRK 4 06/30/15
BALN 4.95 06/01/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMORGAN CHASE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2010
6/22/2009
6/1/2009
Total dollar amount of offering sold to
QIBs
3,000,000,000
1,000,000,000
500,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
3,000,000,000
1,000,000,000
500,000,000
Public offering price
99.99
99.6
99.8
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
A1/AA-
Aa3/AA-
Baa2/BBB+
Current yield
3
2.995
3.844
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
60
137.5
250
DWS Short Duration Fund
230,000
229,979
0.01%
-0.11%
0.29%
3/31/2010
DWS Short Duration Plus Fund
3,445,000
3,444,690
0.11%
-0.11%
0.30%
3/31/2010
Total
3,675,000
3,674,669
0.12%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
66989HAB4
742732AE0
369550AP3
Issuer
Novartis Cap Corp Cpy Gtd
Procter & Gamble International
General Dynamics Corp
Underwriters
BAC, BCLY, CITI, GS, JPM, MS, BNP, CSFB,
DB, HSBC, MITSUBISHI, NOMURA GS, JPM, MS
BAC, JPM, RBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NOVART 1.9 04/24/13
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMORGAN CHASE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
8/25/2009
6/19/2009
Total dollar amount of offering sold to
QIBs
5,000,000,000
1,000,000,000
750,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
5,000,000,000
1,000,000,000
750,000,000
Public offering price
99.87
99.93
99.55
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.20%
0.18%
0.20%
Rating
Aa2/AA-
Aa3/AA-
A2/A
Current yield
1.9
0.964
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
55
38
80
DWS Short Duration Fund
125,000
124,834
0.00%
0.09%
0.29%
3/31/2010
DWS Short Duration Plus Fund
1,900,000
1,897,473
0.04%
0.09%
0.30%
3/31/2010
Total
2,025,000
2,022,307
0.04%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
676167BB4
45324QAB2
23636UAA5
Issuer
Oekb Oest Kontroll Bk Gov Gtd
ING Bank NV
Danske Bank A/S
Underwriters
GS, JPM, UBS, BCLY, BNP, DB, HSBC
CITI, HSBC, ING
BAC, CITI, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
OKB 1 3/4 03/11/13
INTNED 2 5/8 02/09/12
DANBNK 2 1/2 05/10/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/2/2010
1/30/2009
6/23/2009
Total dollar amount of offering sold to
QIBs
1,250,000,000
5,000,000,000
2,250,000,000
Total dollar amount of any concurrent public
offering
-
-
-
Total
1,250,000,000
5,000,000,000
2,250,000,000
Public offering price
99.96
99.7
99.85
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.30%
0.30%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
1.75
1.261
1.44
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
44.2
143.3
78.2
DWS Short Duration Fund
53,000
52,978
0.00%
-0.19%
0.29%
3/31/2010
DWS Short Duration Plus Fund
1,526,000
1,525,374
0.12%
-0.19%
0.40%
3/31/2010
$
Total
1,579,000
1,578,352
0.13%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
690368AH8
097751AS0
701081AS0
Issuer
OVERSEAS SHIPHOLDING
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
CITI, HSBC, MS, DB, GS, ING
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
OSG 8 1/8 03/30/18
BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2010
3/15/2010
3/11/2010
Total dollar amount of offering sold to
QIBs
300,000,000
650,000,000
300,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
300,000,000
650,000,000
300,000,000
Public offering price
98.56
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.02%
0.02%
Rating
Ba3 /BB-
Ba2/BB+
B1/B+
Current yield
8.0
7.5
9.125
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
495
415
576
DWS High Income Trust
210,000
206,976
0.07%
0.57%
0.00%
3/24/2010
DWS High Income VIP
205,000
202,048
0.07%
0.57%
0.00%
3/24/2010
DWS High Income Fund
1,665,000
1,641,024
0.56%
0.57%
0.00%
3/24/2010
DWS Strategic Income VIP
35,000
34,496
0.01%
0.59%
0.00%
3/24/2010
DWS Lifecycle Long Range Fund
15,000
14,784
0.01%
0.61%
0.00%
3/24/2010
DWS High Income Plus Fund
365,000
359,744
0.12%
0.57%
0.00%
3/24/2010
DWS Strategic Income Fund
190,000
187,264
0.06%
0.57%
0.00%
3/24/2010
DWS Multi Market Income Trust
250,000
246,400
0.08%
0.57%
0.00%
3/24/2010
DWS Strategic Income Trust
65,000
64,064
0.02%
0.56%
0.00%
3/24/2010
Total
3,000,000
2,956,800
1.0%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
695459AE7
18451QAA6
302203AA2
Issuer
PAETEC HOLDING CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, CS, WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
 predecessors
> 3 years
> 3 years
> 3 years
Security
PAET 8.875 2017
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
300,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
300,000,000
500,000,000
1,400,000,000
Public offering price
100.53
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.13%
0.02%
0.02%
Rating
B1 /Be
B2/B
B1/B+
Current yield
8.6
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
539
602
622
DWS High Income Trust
155,000
155,821
0.05%
0.60%
0.00%
1/7/2010
DWS High Income VIP
315,000
316,669
0.11%
0.56%
0.00%
1/7/2010
DWS High Income Fund
2,440,000
2,452,932
0.81%
0.56%
0.00%
1/7/2010
DWS Strategic Income VIP
45,000
45,238
0.02%
0.54%
0.00%
1/7/2010
DWS Lifecycle Long Range Fund
25,000
25,132
0.01%
0.52%
0.00%
1/7/2010
DWS High Income Plus Fund
525,000
527,782
0.18%
0.56%
0.00%
1/7/2010
DWS Strategic Income Fund
260,000
261,378
0.09%
0.56%
0.00%
1/7/2010
DWS Multi Market Income Trust
185,000
185,980
0.06%
0.60%
0.00%
1/7/2010
DWS Strategic Income Trust
50,000
50,265
0.02%
0.59%
0.00%
1/7/2010
Total
4,000,000
4,021,200
1.33%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
701081AS0
431318AJ3
563571AG3
Issuer
PARKER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CS, DB, HSBC, WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PKD 9.125 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
300,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
300,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
B1 /B+
B2/BB-
Caa1/BB-
Current yield
8.96
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
576
455
609
DWS High Income Trust
175,000
175,000
0.06%
2.50%
0.00%
3/11/2010
DWS High Income VIP
170,000
170,000
0.06%
2.50%
0.00%
3/11/2010
DWS High Income Fund
1,375,000
1,375,000
0.46%
2.50%
0.00%
3/11/2010
DWS Strategic Income VIP
30,000
30,000
0.01%
2.50%
0.00%
3/11/2010
DWS Lifecycle Long Range Fund
15,000
15,000
0.01%
2.50%
0.00%
3/11/2010
DWS High Income Plus Fund
305,000
305,000
0.10%
2.50%
0.00%
3/11/2010
DWS Strategic Income Fund
160,000
160,000
0.05%
2.50%
0.00%
3/11/2010
DWS Multi Market Income Trust
215,000
215,000
0.07%
2.50%
0.00%
3/11/2010
DWS Strategic Income Trust
55,000
55,000
0.02%
2.50%
0.00%
3/11/2010
Total
2,500,000
2,500,000
0.83%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
723655AA4
431318AJ3
563571AG3
Issuer
PIONEER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, GS, WELLS, DB, HSBC
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PDC 9.875 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
 of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
250,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
250,000,000
300,000,000
400,000,000
Public offering price
99.75
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
0.02%
0.02%
Rating
B3 / B
B2/BB-
Caa1/BB-
Current yield
10
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
743
455
609
DWS High Income Trust
95,000
94,763
0.04%
2.09%
0.00%
3/4/2010
DWS High Income VIP
185,000
184,538
0.07%
2.09%
0.00%
3/4/2010
DWS High Income Fund
1,520,000
1,516,200
0.61%
2.09%
0.00%
3/4/2010
DWS Strategic Income VIP
30,000
29,925
0.01%
2.09%
0.00%
3/4/2010
DWS Lifecycle Long Range Fund
15,000
14,963
0.01%
2.09%
0.00%
3/4/2010
DWS High Income Plus Fund
335,000
334,163
0.13%
2.09%
0.00%
3/4/2010
DWS Strategic Income Fund
175,000
174,563
0.07%
2.09%
0.00%
3/4/2010
DWS Multi Market Income Trust
115,000
114,713
0.05%
2.09%
0.00%
3/4/2010
DWS Strategic Income Trust
30,000
29,925
0.01%
2.09%
0.00%
3/4/2010
Total
2,500,000
2,493,750
1.00%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
74005PAX2
742732AE0
369550AP3
Issuer
Praxair Inc Sr Unsec
Procter & Gamble International
General Dynamics Corp
Underwriters
CITI, HSBC, RBS, BAC, MUFG, CS, DB,
SANTANDER, WELLS GS, JPM, MS
BAC, JPM, RBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PX 2 1/8 06/14/13
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
CITIGROUP
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/11/2010
8/25/2009
6/19/2009
Total dollar amount of offering sold to
QIBs
500,000,000
1,000,000,000
750,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
500,000,000
1,000,000,000
750,000,000
Public offering price
99.88
99.93
99.55
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.40%
0.18%
0.20%
Rating
A2/A
Aa3/AA-
A2/A
Current yield
2.125
0.964
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
65
38
80
DWS Short Duration Fund
500,000
499,400
0.10%
0.43%
0.89%
3/31/2010
DWS Short Duration Plus Fund
7,500,000
7,491,000
1.50%
0.43%
1.00%
3/31/2010
Total
8,000,000
7,990,400
1.60%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
742718DR7
822582AG7
369550AP3
Issuer
Procter & Gamble Sr Nt
Shell International Finance BV
General Dynamics Corp
Underwriters
BAC, DB, GS, BCLY, CITI, HSBC, JPM, MS,
RBS, UBS, WILLIAMS BAC, DB, MS
BAC, JPM, RBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PG 1 3/8 08/01/12
RDSALN 1.3 09/22/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
GOLDMAN, SACHS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/1/2010
9/15/2009
6/19/2009
Total dollar amount of offering sold to
QIBs
1,250,000,000
1,500,000,000
750,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,250,000,000
1,500,000,000
750,000,000
Public offering price
99.93
100.
99.55
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.18%
0.11%
0.20%
Rating
Aa3/AA
Aa1/AA
A2/A
Current yield
1.375
0.936
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
55
37.5
80
DWS Short Duration Fund
770,000
769,438
0.06%
0.55%
0.59%
3/31/2010
DWS Short Duration Plus Fund
11,480,000
11,471,620
0.92%
0.55%
0.91%
3/31/2010
Total
12,250,000
12,241,058
0.98%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
749121CB3
18451QAA6
302203AA2
Issuer
QWEST COMMUNICATIONS
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, JPM, MS, WELLS,
CS, SUNTRST CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 7 1/8 04/01/18
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
800,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
800,000,000
500,000,000
1,400,000,000
Public offering price
98.44
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Ba3 /B+
B2/B
B1/B+
Current yield
6.9
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
378
602
622
DWS High Income Trust
350,000
344,540
0.04%
6.16%
3.69%
3/31/2010
DWS High Income VIP
355,000
349,462
0.04%
6.16%
2.55%
3/31/2010
DWS High Income Fund
2,770,000
2,726,788
0.35%
6.16%
2.77%
3/31/2010
DWS Strategic Income VIP
55,000
54,142
0.01%
6.16%
2.46%
3/31/2010
DWS Lifecycle Long Range Fund
30,000
29,532
0.00%
6.16%
2.04%
3/31/2010
DWS High Income Plus Fund
600,000
590,640
0.08%
6.16%
2.63%
3/31/2010
DWS Strategic Income Fund
295,000
290,398
0.04%
6.16%
2.51%
3/31/2010
DWS Multi Market Income Trust
425,000
418,370
0.05%
6.16%
3.62%
3/31/2010
DWS Strategic Income Trust
120,000
118,128
0.02%
6.16%
3.71%
3/31/2010
Total
5,000,000
4,922,000
0.63%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
78442FEJ3
431318AJ3
563571AG3
Issuer
SLM CORP
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, JPM, CS, DB, RBC, RBS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SLMA 8 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/17/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
1,500,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,500,000,000
300,000,000
400,000,000
Public offering price
98.32
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.02%
0.02%
Rating
Ba1 /BBB-
B2/BB-
Caa1/BB-
Current yield
8.2
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
513
455
609
DWS High Income Trust
140,000
137,648
0.01%
-1.34%
0.97%
3/31/2010
DWS High Income VIP
135,000
132,732
0.01%
-1.34%
0.74%
3/31/2010
DWS High Income Fund
1,105,000
1,086,436
0.07%
-1.34%
0.91%
3/31/2010
DWS Strategic Income VIP
25,000
24,580
0.00%
-1.34%
0.33%
3/31/2010
DWS Lifecycle Long Range Fund
10,000
9,832
0.00%
-1.34%
-0.01%
3/31/2010
DWS High Income Plus Fund
245,000
240,884
0.02%
-1.34%
0.96%
3/31/2010
DWS Strategic Income Fund
125,000
122,900
0.01%
-1.34%
0.26%
3/31/2010
DWS Multi Market Income Trust
170,000
167,144
0.01%
-1.34%
0.75%
3/31/2010
DWS Strategic Income Trust
45,000
44,244
0.00%
-1.34%
0.76%
3/31/2010
Total
2,000,000
1,966,400
0.13%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
87311XAA6
431318AJ3
563571AG3
Issuer
TW TELECOM HOLDINGS INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
CS, WELLS, CITI, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TWTC 8 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
430,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
430,000,000
300,000,000
400,000,000
Public offering price
99.28
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.02%
0.02%
Rating
B2 / B-
B2/BB-
Caa1/BB-
Current yield
7.8
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
488
455
609
DWS High Income Trust
140,000
138,998
0.03%
2.94%
2.60%
3/31/2010
DWS High Income VIP
135,000
134,033
0.03%
2.94%
1.94%
3/31/2010
DWS High Income Fund
1,105,000
1,097,088
0.26%
2.94%
2.22%
3/31/2010
DWS Strategic Income VIP
25,000
24,821
0.01%
2.94%
1.17%
3/31/2010
DWS Lifecycle Long Range Fund
10,000
9,928
0.00%
2.94%
2.65%
3/31/2010
DWS High Income Plus Fund
245,000
243,246
0.06%
2.94%
2.03%
3/31/2010
DWS Strategic Income Fund
125,000
124,105
0.03%
2.94%
1.12%
3/31/2010
DWS Multi Market Income Trust
170,000
168,783
0.04%
2.94%
2.48%
3/31/2010
DWS Strategic Income Trust
45,000
44,678
0.01%
2.94%
2.50%
3/31/2010
Total
2,000,000
1,985,680
0.47%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
87900YAA1
18451QAA6
302203AA2
Issuer
TEEKAY CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
CITI, DB, JPM, BNP, ING
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TEEKAY CORP
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
450,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
450,000,000
500,000,000
1,400,000,000
Public offering price
99.18
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.70%
0.02%
0.02%
Rating
B1 /BB
B2/B
B1/B+
Current yield
8.2
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
492
602
622
DWS High Income Trust
40,000
39,672
0.01%
2.59%
0.00%
1/15/2010
DWS High Income VIP
80,000
79,344
0.02%
2.59%
0.00%
1/15/2010
DWS High Income Fund
605,000
600,039
0.13%
2.59%
0.00%
1/15/2010
DWS Strategic Income VIP
10,000
9,918
0.00%
2.59%
0.00%
1/15/2010
DWS Lifecycle Long Range Fund
10,000
9,918
0.00%
2.59%
0.00%
1/15/2010
DWS High Income Plus Fund
130,000
128,934
0.03%
2.59%
0.00%
1/15/2010
DWS Strategic Income Fund
65,000
64,467
0.01%
2.59%
0.00%
1/15/2010
DWS Multi Market Income Trust
45,000
44,631
0.01%
2.59%
0.00%
1/15/2010
DWS Strategic Income Trust
15,000
14,877
0.00%
2.59%
0.00%
1/15/2010
Total
1,000,000
991,800
0.22%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Purchased
Comparison Security
Comparison Security
CUSIP
92203PAD8
18451QAA6
302203AA2
Issuer
VANGUARD HEALTH HLDG CO
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, MS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
VANGUA 8 2018
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager
of offering?
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/20/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
950,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
950,000,000
500,000,000
1,400,000,000
Public offering price
98.56
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B3 / CCC+
B2/B
B1/B+
Current yield
8.2
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
494
602
622
DWS High Income Trust
425,000
418,880
0.04%
-0.11%
3.48%
3/31/2010
DWS High Income VIP
430,000
423,808
0.05%
-0.11%
2.40%
3/31/2010
DWS High Income Fund
3,320,000
3,272,192
0.35%
-0.11%
2.77%
3/31/2010
DWS Strategic Income VIP
65,000
64,064
0.01%
-0.11%
2.03%
3/31/2010
DWS Lifecycle Long Range Fund
30,000
29,568
0.00%
-0.11%
1.91%
3/31/2010
DWS High Income Plus Fund
715,000
704,704
0.08%
-0.11%
2.94%
3/31/2010
DWS Strategic Income Fund
360,000
354,816
0.04%
-0.11%
2.08%
3/31/2010
DWS Multi Market Income Trust
515,000
507,584
0.05%
-0.11%
3.52%
3/31/2010
DWS Strategic Income Trust
140,000
137,984
0.01%
-0.11%
3.52%
3/31/2010
Total
6,000,000
5,913,600
0.63%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
06846NAB0
55616XAE7
58013MEG5
Issuer
Bill Barret Corp
Macys Retail Holdings Incorporated
McDonald's Corporation
Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BMO Capital Markets, Credit
Suisse , Morgan Stanley, SunTrust
Robinson Humphrey, Wachovia
Securities, BBVA Securities, Comerica
Securities, Fortis Securities, Howard
Weil, Mitsubishi UFJ Securities,  US
Bancorp Investments
Banc of America Securities, Credit
Suisse, JP Morgan, Bank of New York
Mellon Corp, Citigroup, Fifth Third
Securities Inc, Loop Capital Markets
LLC, Piper Jaffray & Co, PNC Capital
Markets, Wells Fargo
Banc of America Securities, JP Morgan,
ANZ Securities, Barclays Capital, BNP
Paribas Securities Corp, Citigroup,
Daiwa Securities America Inc, Goldman
Sachs, Greenwich Capital Markets Inc,
HSBC Securities, ING Financial Markets,
Mitsubishi UFJ Securities Internat,
Mizuho Securities USA Inc, Morgan
Stanley, Piper Jaffray & Co, RBC Capital
Markets, Scotia Capital Inc, SG Americas
Securities LLC, SunTrust Capital Markets
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
BBG 9.875% 7/15/2016
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
Bank Of America, N.A.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/30/2009
6/23/2008
1/13/2009
Total amount of offering sold to QIBs
250,000,000
650,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
650,000,000
400,000,000
Public offering price
95.172
99.911
99.966
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
0.63%
0.52%
Rating
B1e/B+
Ba2/BB
A3/A
Current yield
10.38%
8.95%
5.00%
Benchmark vs Spread (basis points)
930bp
408bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME PLUS FUND
DWS
500,000.00
 $
475,860
0.20%
0.00%
0.00%
6/30/2009
DWS HIGH INCOME FUND
DWS
2,415,000.00
 $
2,298,404
0.97%
0.00%
0.00%
6/30/2009
DWS STRATEGIC INCOME VIP
DWS
40,000.00
 $
38,069
0.02%
0.00%
0.00%
6/30/2009
DWS STRATEGIC INCOME FUND
DWS
190,000.00
 $
180,827
0.08%
0.00%
0.00%
6/30/2009
DWS STRATEGIC INCOME TRUST
DWS
75,000.00
 $
71,379
0.03%
0.00%
0.00%
6/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
280,000.00
 $
266,482
0.11%
0.00%
0.00%
6/30/2009
Total

3,500,000
 $
3,331,020
1.40%

The Security and Fund Performance is
calculated based on information provided by State Street Bank.




If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.



Security Information


Security Purchased


Comparison Security


Comparison Security


 CUSIP


053773AK3


431318AJ3


563571AG3


 Issuer


AVIS BUDGET CAR RENTAL LLC


HILCORP ENERGY I/HILCORP


MANITOWOC COMPANY INC


 Underwriters


  BAC, BCLY, CITI, DB, JPM

BCLY, DB, JPM


BAC, DB, JPM


 Years of continuous operation, including predecessors


> 3 years


> 3 years


> 3 years


 Security


CAR 9 5/8 03/15/18

HILCRP 8 02/15/22


MTW 9 1/2 02/15/18


 Is the affiliate a manager or co-manager of offering?


Co-Manager


N/A


N/A


 Name of underwriter or dealer from which purchased


N/A


N/A


 Firm commitment underwriting?


Yes


Yes


Yes


 Trade date/Date of Offering


3/5/2010


2/3/2010


2/3/2010


 Total dollar amount of offering sold to
QIBs


450,000,000

300,000,000


400,000,000


 Total dollar amount of any concurrent
public offering


 -


 -


 -


 Total


450,000,000

300,000,000


400,000,000


 Public offering price


98.63


98.32


100.


 Price paid if other than public offering price


N/A


N/A


N/A


 Underwriting spread or commission


0.02%


0.02%


 Rating


B3 /B


B2/BB-


Caa1/BB-


 Current yield


9.1


8


9.5


Fund Specific Information


DWS Funds


Total Shares
Amount


$ Amount of
Purchase


% of Offering
Purchased by


Security
Performance^


Fund
Performance^


Measurement
Date*







January 1


March 31, 2010





Benchmark vs Spread (basis points)


655


455


609


DWS High Income Trust


135,000


133,157

0.03%


5.95%


2.27%


3/31/2010






DWS High Income VIP


260,000


256,435


0.06%


5.95%


1.64%


3/31/2010






DWS High Income Fund


2,120,000


2,090,956


0.46%


5.95%


1.78%


3/31/2010







DWS Strategic Income VIP


45,000


44,384


0.01%


5.95%


1.09%


3/31/2010






DWS Lifecycle Long Range Fund


25,000


24,659


0.01%


5.95%


1.67%


3/31/2010







DWS High Income Plus Fund


470,000


463,561


0.10%


5.95%


1.72%


3/31/2010





DWS Strategic Income Fund


240,000


236,712


0.05%


5.95%


1.12%


3/31/2010







DWS Multi Market Income Trust


160,000


157,808


0.04%


5.95%


2.15%


3/31/2010





DWS Strategic Income Trust


45,000


44,383


0.01%


5.95%


2.19%


3/31/2010






Total


3,500,000


3,452,050


0.77%

The Security and Fund Performance is
calculated based on information provided by State Street Bank.


If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information


Security Purchased


Comparison Security


Comparison Security


 CUSIP


171871AM8


431318AJ3


563571AG3


 Issuer


CINCINNATI BELL INC


HILCORP ENERGY I/HILCORP


MANITOWOC COMPANY INC


 Underwriters


  BAC, BCLY, DB, MS, RBS, WELLS

BCLY, DB, JPM


BAC, DB, JPM


 Years of continuous operation,
including predecessors


> 3 years


> 3 years


> 3 years


 Security


CBB 8.75 2018


HILCRP 8 02/15/44


MTW 9 1/2 02/15/18


 Is the affiliate a manager or
co-manager of offering?


Co-Manager


N/A


N/A


 Name of underwriter or dealer
from which purchased


N/A


N/A


 Firm commitment underwriting?


Yes


Yes


Yes


 Trade date/Date of Offering


3/10/2010


2/3/2010


2/3/2010


 Total dollar amount of offering
sold to QIBs


625,000,000

300,000,000


400,000,000


 Total dollar amount of any
concurrent public offering


 -


 -


 -


 Total


625,000,000

300,000,000


400,000,000


 Public offering price


98.60


98.32


100.00
00

 Price paid if other than public
offering price


N/A


N/A


N/A


 Underwriting spread or commission


2.00%


0.02%


0.02%


 Rating


B2 /B-


B2/BB-


Caa1/BB-


 Current yield


8.5


8


9.5


Fund Specific Information


DWS Funds


Total Shares
Amount


$ Amount of
Purchase


% of Offering
Purchased by


Security
Performance^


Fund
Performance^


Measurement
Date*






January 1


March 31, 2010






 Benchmark vs Spread (basis points)


565


455


609


DWS High Income Trust


1,295,000


1,276,870


0.20%


2.31%


1.50%


3/31/2010






DWS High Income VIP


350,000


345,100


0.06%


2.31%


1.19%


3/31/2010









DWS High Income Fund


3,155,000


3,110,830


0.50%


2.31%


1.34%


3/31/2010






DWS Strategic Income VIP


170,000


167,620


0.03%


2.31%


0.67%


3/31/2010







DWS Lifecycle Long Range Fund


95,000


93,670


0.01%


2.31%


1.18%


3/31/2010





DWS High Income Plus Fund


695,000


685,270


0.11%


2.31%


1.26%


3/31/2010






DWS Strategic Income Fund


735,000


724,710


0.12%


2.31%


0.69%


3/31/2010






DWS Multi Market Income Trust


1,185,000


1,168,410


0.19%


2.31%


1.50%


3/31/2010






DWS Strategic Income Trust


320,000


315,520


0.05%


2.31%


1.49%


3/31/2010


Total
8,000,000
7,888,000
1.26%

The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
 CUSIP
00828EAJ8
045167BU6
65562QAM7
 Issuer
African Dev Bk Nt
Asian Development Bank
Nordic Investment Bank
 Underwriters
DAIWA, DB, GS, UBS
GS, MS, UBS
CITI, HSBC, JPM
 Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
 Security
African Dev Bk Nt
ASIA 2 1/8 03/15/12
NIB 2 3/8 12/15/11
 Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
 Name of underwriter or dealer
from which purchased
GOLDMAN SACHS
N/A
N/A
 Firm commitment underwriting?
Yes
Yes
Yes
 Trade date/Date of Offering
2/2/2010
2/2/2009
11/19/2008
 Total dollar amount of
offering sold to QIBs
1,000,000,000
1,000,000,000
1,000,000,000
 Total dollar amount of any
concurrent public offering
 -
 -
 -
 Total
1,000,000,000
1,000,000,000
1,000,000,000
 Public offering price
99.66
99.78
99.77
 Price paid if other than public
offering
price
N/A
N/A
N/A
 Underwriting spread or commission
0.10%
0.10%
0.13%
 Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
 Current yield
1.625
1.085
0.967
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*

January 1
March 31, 2010

Benchmark vs Spread (basis points)
36.3
92.25
150
DWS Short Duration Fund
625,000
622,850
0.06%
0.03%
0.59%
3/31/2010
$
DWS Short Duration Plus Fund
9,375,000
9,342,750
0.93%
0.03%
0.80%
3/31/2010
$
Total
10,000,000
9,965,600
1.00%
 ^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-end,
the quarter-end
date is listed.